UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-00649

Fidelity Puritan Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Low-Priced Stock Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	(0.48)%	4.57%	10.09%
Class K	(0.41)%	4.66%	10.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund, a class of the fund, on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$26,151	Fidelity® Low-Priced Stock Fund
$26,100	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Lead Portfolio Manager Joel Tillinghast:  For the fiscal year, the fund's share classes returned roughly 0%, ahead of the -4.59% result of the benchmark Russell 2000® Index. Stock selection and industry positioning drove the fund’s outperformance of the benchmark the past 12 months. Active management added value in eight of 11 sectors. Our picks in the energy, consumer staples and information technology sectors contributed most. An underweighting in financials – especially in the weak banking segment – was particularly helpful to the fund’s relative result, as was an overweighting in the outperforming retailing group within the consumer discretionary sector. In consumer staples, a sizable overweighting in the strong-performing food & staples retailing category also contributed. A cash position of 5%, on average, provided a boost in a down market. Managed care provider UnitedHealth Group (+23%) – the fund’s largest holding – was the top individual contributor by far the past 12 months. We reduced our stake this period. A sizable stake in Ansys (+53%), a developer of engineering simulation software, notably boosted relative performance. In addition, the fund's foreign holdings contributed, aided in part by favorable foreign exchange. Conversely, stock choices in the consumer durables & apparel group within the consumer discretionary sector held back the fund’s performance. A sizable underweighting in the strong-performing pharmaceuticals, biotechnology & life sciences industry within the health care sector also detracted. Insurance provider Unum Group (-43%) hurt more than any other stock this period. Private-label credit card provider Synchrony Financial (-36%) also detracted. All of the stocks mentioned were non-benchmark holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
UnitedHealth Group, Inc.	5.5
Metro, Inc. Class A (sub. vtg.)	4.4
Next PLC	3.5
AutoZone, Inc.	3.2
Ross Stores, Inc.	3.2
Best Buy Co., Inc.	2.5
Amgen, Inc.	2.5
MetLife, Inc.	2.3
Seagate Technology LLC	2.2
Monster Beverage Corp.	2.2
31.5

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Consumer Discretionary	23.8
Information Technology	15.3
Health Care	14.0
Consumer Staples	13.8
Financials	11.3

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks	97.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 46.9%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (000s)
COMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.0%
Iridium Communications, Inc. (a)	301,666	$8,263
Interactive Media & Services - 0.8%
XLMedia PLC	8,504,200	2,505
Yahoo! Japan Corp.	37,500,241	199,416
		201,921
Media - 1.1%
AMC Networks, Inc. Class A (a)	50,938	1,177
Comcast Corp. Class A	1,800,087	77,044
Corus Entertainment, Inc. Class B (non-vtg.)	575,570	1,031
Discovery Communications, Inc.:
Class A (a)(b)	2,500,978	52,771
Class C (non-vtg.) (a)	700,152	13,268
Gray Television, Inc. (a)	131,800	1,890
Hyundai HCN	2,723,979	9,032
Intage Holdings, Inc. (c)	3,249,100	26,489
MSG Network, Inc. Class A (a)(b)	283,783	2,704
Nexstar Broadcasting Group, Inc. Class A	56,628	4,963
Nordic Entertainment Group AB Class B	26,400	1,100
Pico Far East Holdings Ltd.	22,936,000	3,019
Proto Corp.	199,300	1,958
Reach PLC	227,802	181
RKB Mainichi Broadcasting Corp.	41,900	2,209
Saga Communications, Inc. Class A	409,638	9,577
Sky Network Television Ltd. (a)	23,693,962	2,027
Tegna, Inc.	1,696,768	19,988
TOW Co. Ltd. (c)	3,599,000	8,840
TVA Group, Inc. Class B (non-vtg.) (a)	3,037,301	3,061
ViacomCBS, Inc. Class B	250,000	6,518
WOWOW INC.	181,300	4,206
		253,053
Wireless Telecommunication Services - 0.0%
Okinawa Cellular Telephone Co.	30,000	1,197

TOTAL COMMUNICATION SERVICES		464,434

CONSUMER DISCRETIONARY - 23.8%
Auto Components - 1.2%
Adient PLC (a)	500,902	8,335
ASTI Corp. (b)(c)	178,100	2,002
DaikyoNishikawa Corp.	250,400	1,046
ElringKlinger AG (a)(b)	686,557	4,165
G-Tekt Corp.	171,900	1,418
Gentex Corp.	1,998,812	53,948
GUD Holdings Ltd.	313,318	2,516
Hi-Lex Corp.	1,343,500	13,923
INFAC Corp.	325,139	1,264
INZI Controls Co. Ltd.	300,000	1,287
Lear Corp.	186,839	20,623
Linamar Corp.	251,867	7,522
Motonic Corp. (c)	2,850,000	17,755
Murakami Corp. (c)	811,300	17,475
Nippon Seiki Co. Ltd.	2,593,800	29,061
Piolax, Inc. (c)	2,442,900	33,555
S&T Holdings Co. Ltd. (c)	885,108	11,509
Samsung Climate Control Co. Ltd. (c)	499,950	2,634
Sewon Precision Industries Co. Ltd. (c)(d)	500,000	1,686
SJM Co. Ltd. (c)	1,282,000	2,707
SJM Holdings Co. Ltd.	569,470	1,210
Strattec Security Corp. (c)	379,730	8,206
Sungwoo Hitech Co. Ltd.	2,518,110	6,170
TBK Co. Ltd.	909,800	3,636
Yachiyo Industry Co. Ltd.	881,100	3,121
Yutaka Giken Co. Ltd. (c)	1,206,600	15,764
		272,538
Automobiles - 0.0%
Fiat Chrysler Automobiles NV	1,500	15
Isuzu Motors Ltd.	278,400	2,271
Kabe Husvagnar AB (B Shares)	272,253	4,868
		7,154
Distributors - 0.1%
Arata Corp.	92,400	4,382
Central Automotive Products Ltd.	74,000	1,482
LKQ Corp. (a)	112,500	3,171
Nakayamafuku Co. Ltd.	522,100	2,234
PALTAC Corp.	35,000	1,891
SPK Corp.	498,200	6,297
Uni-Select, Inc.	1,279,717	7,318
		26,775
Diversified Consumer Services - 0.1%
Clip Corp. (c)	257,800	1,712
Cross-Harbour Holdings Ltd.	2,380,000	3,317
Estacio Participacoes SA	258,300	1,678
Step Co. Ltd. (c)	1,058,600	14,501
		21,208
Hotels, Restaurants & Leisure - 0.2%
Ark Restaurants Corp.	89,449	882
Brinker International, Inc.	200,000	5,378
Curves Holdings Co. Ltd. (a)	258,920	1,255
Flanigans Enterprises, Inc. (a)	90,008	1,419
Hiday Hidaka Corp.	1,300,740	18,051
Ibersol SGPS SA (a)	896,477	5,702
Koshidaka Holdings Co. Ltd.	258,920	812
Melco International Development Ltd.	8,000	15
Sportscene Group, Inc. Class A (c)	646,000	1,370
The Monogatari Corp.	49,000	3,324
The Restaurant Group PLC	15,284,765	8,843
Wyndham Hotels & Resorts, Inc.	206	9
		47,060
Household Durables - 4.4%
Barratt Developments PLC (c)	58,438,523	390,589
Bellway PLC	3,497,209	116,552
D.R. Horton, Inc.	1,656,793	109,613
Dorel Industries, Inc. Class B (sub. vtg.)	1,873,803	13,556
Emak SpA (a)	4,311,725	3,972
First Juken Co. Ltd. (c)	1,376,000	11,647
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	1,265,000	10,321
Hamilton Beach Brands Holding Co.:
Class A	171,883	2,613
Class B	182,462	2,773
Helen of Troy Ltd. (a)	940,385	177,027
Henry Boot PLC	2,074,206	6,788
Iida Group Holdings Co. Ltd.	52,900	814
iRobot Corp. (a)(b)	18,000	1,308
Lennar Corp. Class A	59,324	4,292
M/I Homes, Inc. (a)	853,202	35,519
Mohawk Industries, Inc. (a)	925,675	73,915
Q.E.P. Co., Inc. (a)	18,384	207
Sanei Architecture Planning Co. Ltd. (c)	1,189,700	13,397
Taylor Morrison Home Corp. (a)	503,660	11,811
Tempur Sealy International, Inc. (a)	32,500	2,631
Token Corp.	600,000	38,090
TopBuild Corp. (a)	14,400	1,900
TRI Pointe Homes, Inc. (a)	218,720	3,657
Whirlpool Corp.	18,000	2,936
Zagg, Inc. (a)(b)	571,952	1,630
		1,037,558
Internet & Direct Marketing Retail - 0.2%
Aucnet, Inc.	120,600	1,285
Belluna Co. Ltd. (c)	6,496,700	45,969
Dustin Group AB (e)	258,538	1,564
Moneysupermarket.com Group PLC	380,970	1,466
Secoo Holding Ltd. ADR (a)(b)	201,000	529
		50,813
Leisure Products - 0.0%
Fenix Outdoor AB Class B (a)(d)	32,298	0
Mars Group Holdings Corp.	446,800	6,264
Miroku Corp.	138,100	2,070
		8,334
Multiline Retail - 3.9%
Big Lots, Inc. (b)	1,582,230	62,245
Lifestyle China Group Ltd. (a)	17,961,000	3,708
Lifestyle International Holdings Ltd.	19,628,000	15,904
Next PLC (c)	11,787,588	840,932
Ryohin Keikaku Co. Ltd.	5,000	60
		922,849
Specialty Retail - 12.6%
AT-Group Co. Ltd.	1,076,100	13,155
AutoNation, Inc. (a)	205,362	10,543
AutoZone, Inc. (a)	631,478	762,459
Bed Bath & Beyond, Inc. (b)(c)	11,250,026	121,725
Best Buy Co., Inc.	5,977,863	595,335
BMTC Group, Inc. (c)	3,464,623	23,435
Bonia Corp. Bhd	625,750	89
Buffalo Co. Ltd.	91,500	866
Burlington Stores, Inc. (a)	21,426	4,028
Delek Automotive Systems Ltd.	724,200	3,382
Five Below, Inc. (a)	100	11
Foot Locker, Inc.	1,100,171	32,334
Formosa Optical Technology Co. Ltd.	1,362,000	3,099
GameStop Corp. Class A (a)(b)	2,041,421	8,186
Genesco, Inc. (a)	500,328	7,780
Goldlion Holdings Ltd.	21,571,000	4,091
Guess?, Inc. (c)	3,896,528	40,290
Hibbett Sports, Inc. (a)	100,000	2,319
Hour Glass Ltd.	8,702,900	4,285
IA Group Corp. (c)	115,740	3,466
JB Hi-Fi Ltd.	99,944	3,261
John David Group PLC	6,942,645	55,036
Jumbo SA (c)	9,775,071	191,257
K's Holdings Corp.	3,297,300	42,363
Ku Holdings Co. Ltd.	885,000	6,948
Leon's Furniture Ltd.	208,675	2,086
Mitsui & Associates Telepark Corp.	10,000	179
Mr. Bricolage SA (a)	845,734	5,180
Murphy U.S.A., Inc. (a)	68,806	9,111
Nafco Co. Ltd. (c)	1,904,600	33,196
Ross Stores, Inc.	8,375,130	750,998
Sally Beauty Holdings, Inc. (a)	4,009,160	46,546
The Buckle, Inc. (b)(c)	4,580,514	73,426
Urban Outfitters, Inc. (a)(b)	2,000,739	33,092
USS Co. Ltd.	4,250,400	63,080
Williams-Sonoma, Inc.	584,888	50,955
		3,007,592
Textiles, Apparel & Luxury Goods - 1.1%
Best Pacific International Holdings Ltd.	23,740,000	3,216
Capri Holdings Ltd. (a)	1,750,000	26,215
CRG, Inc. BHD (a)(d)	2,503,000	53
Deckers Outdoor Corp. (a)	18,500	3,871
Embry Holdings Ltd.	2,124,000	288
Ff Group (a)(c)(d)	4,287,486	6,061
Fossil Group, Inc. (a)(c)	4,066,017	13,459
Gildan Activewear, Inc.	6,454,215	114,537
Handsome Co. Ltd. (c)	1,950,000	49,408
JLM Couture, Inc. (a)(c)(d)	157,564	347
Kontoor Brands, Inc.	20,800	399
Mavi Jeans Class B (a)(e)	2,000	12
McRae Industries, Inc.	23,766	431
Steven Madden Ltd.	119,068	2,522
Sun Hing Vision Group Holdings Ltd. (c)	19,489,000	3,068
Tapestry, Inc.	100,000	1,336
Ted Baker PLC	478,111	460
Texwinca Holdings Ltd.	48,086,000	6,825
Victory City International Holdings Ltd. (a)	14,479,108	267
Victory City International Holdings Ltd. rights 8/6/20 (a)	28,958,216	37
Youngone Corp.	300,000	6,058
Youngone Holdings Co. Ltd. (c)	889,600	25,851
Yue Yuen Industrial (Holdings) Ltd.	1,499,000	2,379
		267,100

TOTAL CONSUMER DISCRETIONARY		5,668,981

CONSUMER STAPLES - 13.8%
Beverages - 2.6%
A.G. Barr PLC	2,398,050	13,498
Anhui Gujing Distillery Co. Ltd. (A Shares)	5,000	153
Britvic PLC	6,175,856	64,552
Jinro Distillers Co. Ltd.	41,431	1,039
Monster Beverage Corp. (a)	6,543,242	513,514
Muhak Co. Ltd. (a)(c)	2,799,256	12,640
Olvi PLC (A Shares)	76,164	3,813
Spritzer Bhd	5,120,400	2,443
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	2,799,936	5,650
		617,302
Food & Staples Retailing - 9.4%
Amsterdam Commodities NV	147,675	3,281
Aoki Super Co. Ltd.	99,700	2,728
Australasian Foods Holdco Pty Ltd. (a)(d)	3,481,102	0
Belc Co. Ltd. (c)	1,621,900	116,293
BJ's Wholesale Club Holdings, Inc. (a)	57,200	2,291
Casey's General Stores, Inc.	20,387	3,245
Cosmos Pharmaceutical Corp.	1,851,400	338,081
Create SD Holdings Co. Ltd. (c)	5,100,000	182,840
Daikokutenbussan Co. Ltd.	375,000	21,114
Dong Suh Companies, Inc.	1,025,000	18,514
Genky DrugStores Co. Ltd.	720,900	24,994
Halows Co. Ltd. (c)	1,302,800	44,122
Jm Holdings Co. Ltd.	70,100	2,427
Kirindo Holdings Co. Ltd.	148,500	3,774
Kroger Co.	112,600	3,917
Kusuri No Aoki Holdings Co. Ltd.	492,200	45,800
McColl's Retail Group PLC	1,537,925	744
Metro, Inc. Class A (sub. vtg.) (c)	23,777,963	1,043,110
Naked Wines PLC (b)	904,412	5,002
North West Co., Inc.	113,736	2,530
Qol Holdings Co. Ltd.	1,820,100	17,744
Sundrug Co. Ltd.	2,977,000	101,525
Total Produce PLC	8,768,283	11,031
United Natural Foods, Inc. (a)(b)	166,300	3,301
Valor Holdings Co. Ltd.	245,400	5,311
Walgreens Boots Alliance, Inc.	4,103,237	167,043
Yaoko Co. Ltd.	802,100	63,650
		2,234,412
Food Products - 1.6%
Carr's Group PLC	2,192,074	3,694
Cranswick PLC	442,768	20,749
Food Empire Holdings Ltd. (c)	38,296,700	14,599
Fresh Del Monte Produce, Inc. (c)	4,662,694	105,284
Hilton Food Group PLC	617,691	8,910
Inghams Group Ltd.	1,070,272	2,539
Ingredion, Inc.	399,715	34,575
Kaveri Seed Co. Ltd.	330,714	2,668
Lassonde Industries, Inc. Class A (sub. vtg.)	16,194	1,980
Mitsui Sugar Co. Ltd.	345,200	6,261
Nam Yang Dairy Products	10,500	2,669
Origin Enterprises PLC (c)	9,039,401	33,754
Pacific Andes International Holdings Ltd. (d)	106,294,500	1,001
Pacific Andes Resources Development Ltd. (a)(d)	207,240,893	1,659
Pickles Corp.	97,800	2,434
Rocky Mountain Chocolate Factory, Inc. (c)	475,342	1,578
S Foods, Inc.	394,800	9,414
Seaboard Corp.	36,461	98,563
Sunjin Co. Ltd. (c)	2,376,955	19,638
Thai President Foods PCL	503,388	3,147
The Simply Good Foods Co. (a)	89,800	2,159
Ulker Biskuvi Sanayi A/S (a)	5,000	19
		377,294
Personal Products - 0.1%
Hengan International Group Co. Ltd.	492,000	4,129
Sarantis SA (c)	3,935,501	39,173
		43,302
Tobacco - 0.1%
Karelia Tobacco Co., Inc. (a)	1,581	469
Scandinavian Tobacco Group A/S (e)	1,498,949	22,028
		22,497

TOTAL CONSUMER STAPLES		3,294,807

ENERGY - 3.4%
Energy Equipment & Services - 0.2%
AKITA Drilling Ltd. Class A (non-vtg.)	1,447,052	362
Bristow Group, Inc. (a)	128,574	2,058
Cactus, Inc.	70,000	1,583
Cathedral Energy Services Ltd. (a)	1,303,855	146
Championx Corp. (a)	375,000	3,566
Geospace Technologies Corp. (a)(c)	699,332	5,280
Helix Energy Solutions Group, Inc. (a)	500,000	2,095
John Wood Group PLC	783,273	1,959
KS Energy Services Ltd. (a)	12,944,200	149
Liberty Oilfield Services, Inc. Class A	3,101,912	17,526
Oil States International, Inc. (a)	2,400,628	10,755
PHX Energy Services Corp. (a)	1,345,692	1,045
Smart Sand, Inc. (a)(b)	144,100	169
Solaris Oilfield Infrastructure, Inc. Class A	121,200	880
Tidewater, Inc. warrants 11/14/24 (a)	76,371	28
Total Energy Services, Inc.	1,976,471	3,099
		50,700
Oil, Gas & Consumable Fuels - 3.2%
Adams Resources & Energy, Inc.	124,675	2,639
Beach Energy Ltd.	13,985,260	14,138
Berry Petroleum Corp.	1,400,615	6,590
Bonanza Creek Energy, Inc. (a)(c)	1,238,407	22,527
China Petroleum & Chemical Corp.:
(H Shares)	4,466,000	1,903
sponsored ADR (H Shares)	98,416	4,184
Cimarex Energy Co.	24,822	607
CNX Resources Corp. (a)	992,834	9,581
ConocoPhillips Co.	26,200	980
CONSOL Energy, Inc. (a)(b)	70,000	412
Contango Oil & Gas Co. (a)(b)	1,288,991	2,294
Delek U.S. Holdings, Inc.	1,000,470	17,488
Eni SpA	4,795,060	42,713
Enterprise Products Partners LP	99,432	1,750
EQT Corp.	5,100,695	74,062
Fuji Kosan Co. Ltd.	300,500	1,178
Great Eastern Shipping Co. Ltd.	4,700,000	14,200
Hankook Shell Oil Co. Ltd.	46,500	9,138
HollyFrontier Corp.	49,947	1,374
Kyungdong Invest Co. Ltd.	84,315	1,935
Marathon Oil Corp. (b)	10,500,409	57,647
Marathon Petroleum Corp.	2,000,727	76,428
Michang Oil Industrial Co. Ltd. (c)	173,900	8,420
Murphy Oil Corp. (b)(c)	12,000,766	158,530
NACCO Industries, Inc. Class A	220,046	4,806
Oil & Natural Gas Corp. Ltd.	39,210,893	40,980
Oil India Ltd.	1,249,977	1,613
Ovintiv, Inc. (b)	1,749,092	16,949
QEP Resources, Inc.	8,000,761	11,761
Reliance Industries Ltd.	112,200	3,096
Southwestern Energy Co. (a)(b)	19,857,357	48,253
Star Petroleum Refining PCL	9,019,000	2,010
Thai Oil PCL (For. Reg.)	491,700	662
Total SA sponsored ADR	1,599,202	60,226
Tsakos Energy Navigation Ltd.	10,000	87
Whitecap Resources, Inc.	448,312	740
World Fuel Services Corp.	1,104,855	25,997
WPX Energy, Inc. (a)	667,328	3,984
		751,882

TOTAL ENERGY		802,582

FINANCIALS - 11.3%
Banks - 0.7%
ACNB Corp.	116,205	2,394
Bank Ireland Group PLC	10,260,163	21,150
Bank of America Corp.	84,915	2,113
Camden National Corp.	116,209	3,683
Cathay General Bancorp (b)	679,577	16,432
Central Pacific Financial Corp.	67,500	1,050
Central Valley Community Bancorp	102,000	1,340
Codorus Valley Bancorp, Inc. (c)	709,242	8,334
Community Trust Bancorp, Inc.	66,933	2,049
Dah Sing Banking Group Ltd.	1,566,000	1,414
Dimeco, Inc.	35,625	1,249
East West Bancorp, Inc.	400,278	13,874
First Bancorp, Puerto Rico	1,433,606	7,799
First Citizens Bancshares, Inc.	8,391	3,573
First Hawaiian, Inc.	100,236	1,742
FNB Corp., Pennsylvania	150,228	1,113
Hanmi Financial Corp.	362,960	3,350
Hope Bancorp, Inc.	1,347,181	11,357
Independent Bank Corp.	134,865	1,883
LCNB Corp.	96,200	1,204
Meridian Bank/Malvern, PA	146,339	2,198
NIBC Holding NV (e)	245,648	2,115
OFG Bancorp	427,967	5,598
Sparebank 1 Sr Bank ASA (primary capital certificate) (a)	1,192,230	9,411
Sparebanken More (primary capital certificate)	204,903	6,709
Sparebanken Nord-Norge	2,198,362	15,120
Trico Bancshares	26,000	728
Van Lanschot NV (Bearer)	1,043,747	18,073
Western Alliance Bancorp.	69,231	2,489
		169,544
Capital Markets - 1.4%
AllianceBernstein Holding LP	375,129	10,657
Banca Generali SpA	54,355	1,613
Daou Data Corp.	5,000	61
GAMCO Investors, Inc. Class A	122,924	1,449
Hamilton Lane, Inc. Class A	48,992	3,539
Lazard Ltd. Class A	2,269,485	66,541
State Street Corp.	3,190,503	203,522
Tullett Prebon PLC	472,783	2,052
Waddell & Reed Financial, Inc. Class A (b)	2,427,822	35,422
		324,856
Consumer Finance - 2.6%
Aeon Credit Service (Asia) Co. Ltd.	12,530,000	8,633
Cash Converters International Ltd. (a)	19,950,304	2,566
Discover Financial Services	2,500,663	123,608
H&T Group PLC	529,407	2,183
Navient Corp.	989,390	7,876
Nicholas Financial, Inc. (a)	244,569	1,996
OneMain Holdings, Inc.	66,600	1,911
Santander Consumer U.S.A. Holdings, Inc.	9,390,723	172,414
Synchrony Financial	13,540,996	299,662
		620,849
Diversified Financial Services - 0.1%
Far East Horizon Ltd.	1,405,000	1,157
Ricoh Leasing Co. Ltd.	699,300	17,559
Voya Financial, Inc.	52,144	2,576
		21,292
Insurance - 5.9%
AEGON NV	41,953,642	122,940
AFLAC, Inc.	139,960	4,978
Allstate Corp.	39,511	3,729
Amerisafe, Inc.	44,600	2,830
ASR Nederland NV	547,297	17,619
Brighthouse Financial, Inc. (a)	25,048	710
Chubb Ltd.	16,602	2,112
Db Insurance Co. Ltd.	20,000	788
FBD Holdings PLC (a)	142,522	1,115
First American Financial Corp.	118,157	6,027
Globe Life, Inc.	26,645	2,121
Hartford Financial Services Group, Inc.	100,000	4,232
Hiscox Ltd.	141,499	1,448
Hyundai Fire & Marine Insurance Co. Ltd.	120,804	2,354
Lincoln National Corp.	4,496,292	167,577
MetLife, Inc.	14,571,679	551,538
National Western Life Group, Inc.	126,317	24,605
NN Group NV	1,131,424	41,316
Old Republic International Corp.	107,800	1,732
Primerica, Inc.	59,994	7,179
Principal Financial Group, Inc.	168,532	7,151
Prudential Financial, Inc.	400,013	25,349
Reinsurance Group of America, Inc.	1,010,100	86,111
RenaissanceRe Holdings Ltd.	449,577	81,095
The Travelers Companies, Inc.	27,953	3,198
Unum Group (c)	14,250,749	245,540
		1,415,394
Mortgage Real Estate Investment Trusts - 0.3%
Annaly Capital Management, Inc.	11,000,338	81,513
Thrifts & Mortgage Finance - 0.3%
ASAX Co. Ltd.	393,900	2,434
Genworth MI Canada, Inc.	2,497,849	61,894
Genworth Mortgage Insurance Ltd.	3,995,851	4,839
		69,167

TOTAL FINANCIALS		2,702,615

HEALTH CARE - 14.0%
Biotechnology - 2.7%
Alexion Pharmaceuticals, Inc. (a)	84,465	8,657
Amgen, Inc.	2,408,528	589,295
Biogen, Inc. (a)	99,421	27,310
Cell Biotech Co. Ltd.	50,000	746
Essex Bio-Technology Ltd.	2,190,000	1,390
Gilead Sciences, Inc.	241,679	16,804
United Therapeutics Corp. (a)	10,000	1,115
		645,317
Health Care Equipment & Supplies - 0.4%
Apex Biotechnology Corp.	500,000	454
Arts Optical International Holdings Ltd. (a)	19,282,000	2,040
Boston Scientific Corp. (a)	120,194	4,636
Hoshiiryou Sanki Co. Ltd. (c)	278,464	9,378
InBody Co. Ltd.	10,000	139
Integra LifeSciences Holdings Corp. (a)	53,192	2,540
Nakanishi, Inc.	491,300	7,709
Prim SA (c)	1,412,200	15,437
ResMed, Inc.	40,179	8,137
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	920,000	2,338
St.Shine Optical Co. Ltd.	2,100,000	22,172
Techno Medica Co. Ltd.	38,300	626
Utah Medical Products, Inc. (c)	253,322	20,646
Vieworks Co. Ltd.	5,000	151
		96,403
Health Care Providers & Services - 9.4%
AmerisourceBergen Corp.	15,884	1,591
Anthem, Inc.	1,816,527	497,365
Cigna Corp.	19,300	3,333
Covetrus, Inc. (a)	5,000	111
CVS Health Corp.	1,975,157	124,316
DVx, Inc. (c)	661,700	5,570
Hi-Clearance, Inc.	1,442,000	5,279
Humana, Inc.	13,187	5,175
Laboratory Corp. of America Holdings (a)	259,260	50,016
Medica Sur SA de CV (a)	326,928	230
MEDNAX, Inc. (a)	1,225,990	24,495
Patterson Companies, Inc. (b)	78,200	2,077
Quest Diagnostics, Inc.	77,926	9,902
Ship Healthcare Holdings, Inc.	44,300	1,900
Tokai Corp.	336,600	6,703
Triple-S Management Corp. (b)(c)	1,713,238	33,340
United Drug PLC (United Kingdom)	999,660	9,317
UnitedHealth Group, Inc.	4,319,604	1,307,889
Universal Health Services, Inc. Class B	1,261,004	138,584
WIN-Partners Co. Ltd. (c)	2,484,700	21,431
		2,248,624
Health Care Technology - 0.1%
Schrodinger, Inc. (b)	199,788	14,461
Life Sciences Tools & Services - 0.0%
Berkeley Lights, Inc. (a)	30,300	1,817
Pharmaceuticals - 1.4%
Apex Healthcare Bhd	190,400	152
Bliss Gvs Pharma Ltd. (a)	3,700,000	5,299
Bristol-Myers Squibb Co.	47,477	2,785
Bristol-Myers Squibb Co. rights (a)	999,264	3,597
Daewon Pharmaceutical Co. Ltd. (c)	1,981,436	35,127
Daewoong Co. Ltd.	350,000	7,493
Dai Han Pharmaceutical Co. Ltd.	29,837	744
Daito Pharmaceutical Co. Ltd.	107,800	3,208
Dawnrays Pharmaceutical Holdings Ltd.	35,373,000	4,062
DongKook Pharmaceutical Co. Ltd. (c)	623,700	76,511
Elanco Animal Health, Inc. (a)	490	12
FDC Ltd.	2,816,443	11,246
Fuji Pharma Co. Ltd.	637,500	6,330
Genomma Lab Internacional SA de CV (a)	2,845,500	3,005
Jazz Pharmaceuticals PLC (a)	30,000	3,248
Kaken Pharmaceutical Co. Ltd.	1,000	45
Korea United Pharm, Inc.	239,629	4,959
Kwang Dong Pharmaceutical Co. Ltd. (c)	3,100,000	23,719
Kyung Dong Pharmaceutical Co. Ltd.	960,000	10,075
Lee's Pharmaceutical Holdings Ltd.	7,874,000	6,218
Recordati SpA	1,547,738	82,480
Royalty Pharma PLC	200,000	8,610
Taro Pharmaceutical Industries Ltd. (a)	41,800	2,717
Vivimed Labs Ltd. (a)	600,000	86
Whanin Pharmaceutical Co. Ltd. (c)	1,750,000	22,390
		324,118

TOTAL HEALTH CARE		3,330,740

INDUSTRIALS - 7.7%
Aerospace & Defense - 0.0%
Curtiss-Wright Corp.	30,600	2,727
Spirit AeroSystems Holdings, Inc. Class A	120,500	2,358
Ultra Electronics Holdings PLC	71,644	2,234
Vectrus, Inc. (a)	94,125	4,141
		11,460
Air Freight & Logistics - 0.0%
Air T Funding warrants 9/8/20 (a)	180,589	7
Air T, Inc. (a)	64,757	786
FedEx Corp.	47,928	8,071
Sinotrans Ltd. (H Shares)	1,000,000	209
		9,073
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	500	38
Building Products - 0.2%
American Woodmark Corp. (a)	37,941	3,059
Builders FirstSource, Inc. (a)	143,200	3,392
Carrier Global Corp.	100,000	2,724
Gibraltar Industries, Inc. (a)	74,411	3,849
Jeld-Wen Holding, Inc. (a)	537,671	10,538
Kondotec, Inc. (c)	1,619,900	17,155
Owens Corning	42,300	2,558
		43,275
Commercial Services & Supplies - 0.6%
Acme United Corp.	22,187	481
Aeon Delight Co. Ltd.	83,600	2,507
AJIS Co. Ltd. (c)	877,300	19,443
Asia File Corp. Bhd	4,480,000	1,962
Calian Technologies Ltd. (c)	599,808	26,532
Civeo Corp. (a)(c)	11,611,315	9,637
Fursys, Inc. (c)	950,000	22,839
Left Field Printing Group Ltd.	1,180,727	63
Lion Rock Group Ltd.	18,891,640	1,682
Mears Group PLC	822,749	1,475
Mitie Group PLC	29,250,508	12,520
NICE Total Cash Management Co., Ltd.	1,025,000	5,383
Prosegur Compania de Seguridad SA (Reg.)	720,686	1,893
VICOM Ltd.	5,962,800	9,317
VSE Corp. (c)	852,874	23,991
		139,725
Construction & Engineering - 1.0%
AECOM (a)	1,813,326	65,624
Arcadis NV	1,018,469	20,815
Argan, Inc.	300	13
Boustead Projs. Pte Ltd.	1,965,487	1,099
Boustead Singapore Ltd.	4,953,800	2,568
Comfort Systems U.S.A., Inc.	26,100	1,297
Daiichi Kensetsu Corp. (c)	1,698,600	27,488
EMCOR Group, Inc.	87,923	6,023
Geumhwa PSC Co. Ltd. (c)	360,000	7,451
Granite Construction, Inc.	495,840	8,409
Kyeryong Construction Industrial Co. Ltd. (c)	675,000	14,393
Meisei Industrial Co. Ltd.	1,085,200	8,171
Mirait Holdings Corp.	393,400	5,396
Nippon Rietec Co. Ltd.	1,123,800	31,414
Raiznext Corp.	1,154,500	12,946
Seikitokyu Kogyo Co. Ltd.	200,000	1,349
Severfield PLC	2,650,088	2,061
Shinnihon Corp.	1,547,200	11,401
United Integrated Services Co.	300,800	2,105
Valmont Industries, Inc.	36,862	4,468
		234,491
Electrical Equipment - 0.6%
Acuity Brands, Inc.	120,737	11,965
Aichi Electric Co. Ltd.	319,700	6,916
Aros Quality Group AB	712,609	14,755
Atkore International Group, Inc. (a)	47,300	1,261
AZZ, Inc.	591,062	18,666
Chiyoda Integre Co. Ltd.	323,700	5,186
Eaton Corp. PLC	37,500	3,492
Generac Holdings, Inc. (a)	39,389	6,207
GrafTech International Ltd.	117,800	715
Hammond Power Solutions, Inc. Class A	444,387	2,239
I-Sheng Electric Wire & Cable Co. Ltd. (c)	11,700,000	17,035
Korea Electric Terminal Co. Ltd. (c)	700,401	22,783
Regal Beloit Corp.	26,843	2,469
Sensata Technologies, Inc. PLC (a)	420,540	15,972
Servotronics, Inc.	112,686	936
TKH Group NV (depositary receipt)	197,028	7,710
		138,307
Industrial Conglomerates - 0.9%
DCC PLC (United Kingdom)	1,775,442	158,779
General Electric Co.	581,857	3,532
Lifco AB	425,200	32,446
Mytilineos SA	824,791	7,617
Reunert Ltd.	1,670,259	3,095
		205,469
Machinery - 1.8%
Aalberts Industries NV (c)	6,530,884	232,253
Allison Transmission Holdings, Inc.	335,009	12,516
ASL Marine Holdings Ltd. (a)(c)	44,401,413	925
Colfax Corp. (a)	218,848	6,364
Cummins, Inc.	15,000	2,899
Daiwa Industries Ltd.	191,500	1,492
Ebara Jitsugyo Co. Ltd.	5,000	135
Foremost Income Fund (a)	2,141,103	8,560
Haitian International Holdings Ltd.	9,324,000	21,462
Hurco Companies, Inc.	24,973	693
Hyster-Yale Materials Handling:
Class A (c)	213,657	7,972
Class B (c)	310,000	11,566
Ihara Science Corp. (c)	966,400	12,854
ITT, Inc.	66,728	3,852
JOST Werke AG (e)	76,900	2,813
Kyowakogyosyo Co. Ltd.	42,500	1,586
Luxfer Holdings PLC sponsored	174,990	2,222
Maruzen Co. Ltd. (c)	1,561,400	26,344
Mincon Group PLC	2,121,692	2,074
Nadex Co. Ltd. (c)	781,700	4,926
Nitchitsu Co. Ltd.	54,700	656
Oshkosh Corp.	19,269	1,517
Otis Worldwide Corp.	500	31
Semperit AG Holding (a)	374,714	7,415
SIMPAC, Inc.	1,483,000	3,001
Stabilus SA	38,100	1,906
Takamatsu Machinery Co. Ltd.	317,500	1,950
Tocalo Co. Ltd.	3,011,900	33,489
Trinity Industrial Corp.	831,900	4,707
		418,180
Marine - 0.0%
SITC International Holdings Co. Ltd.	4,514,000	4,525
Tokyo Kisen Co. Ltd. (c)	815,100	4,789
		9,314
Professional Services - 0.2%
ABIST Co. Ltd.	75,000	1,807
Enento Group Oyj (e)	31,394	1,331
McMillan Shakespeare Ltd.	1,590,253	10,021
Nielsen Holdings PLC	636,686	9,187
Persol Holdings Co., Ltd.	201,800	2,551
Robert Half International, Inc.	79,700	4,054
SHL-JAPAN Ltd.	100,000	1,976
Sporton International, Inc.	100,088	847
Synergie SA (a)	125,379	2,954
TrueBlue, Inc. (a)	122,300	1,887
		36,615
Road & Rail - 0.9%
Alps Logistics Co. Ltd. (c)	2,806,800	18,932
Chilled & Frozen Logistics Holdings Co. Ltd.	1,079,500	15,848
Daqin Railway Co. Ltd. (A Shares)	32,500,000	30,239
Hamakyorex Co. Ltd. (c)	1,231,800	36,481
Higashi Twenty One Co. Ltd.	245,700	977
Knight-Swift Transportation Holdings, Inc. Class A	62,643	2,724
Ryder System, Inc.	180,835	6,624
Sakai Moving Service Co. Ltd. (c)	1,062,800	45,181
Trancom Co. Ltd. (c)	840,400	60,496
		217,502
Trading Companies & Distributors - 1.4%
AddTech AB (B Shares)	935,601	43,539
AerCap Holdings NV (a)	100,085	2,695
Alconix Corp. (c)	2,083,400	23,815
Applied Industrial Technologies, Inc.	37,962	2,396
Chori Co. Ltd.	485,500	6,471
GMS, Inc. (a)	111,846	2,621
Goodfellow, Inc. (c)	710,495	3,177
HD Supply Holdings, Inc. (a)	449,894	15,791
HERIGE (a)	59,930	1,624
Houston Wire & Cable Co. (a)	99,216	249
Itochu Corp.	4,085,500	89,580
Lumax International Corp. Ltd.	1,988,900	4,545
Meiwa Corp.	1,687,900	6,697
Mitani Shoji Co. Ltd.	722,400	44,700
MRC Global, Inc. (a)	1,564,595	9,309
MSC Industrial Direct Co., Inc. Class A	25,500	1,683
Nishikawa Keisoku Co. Ltd.	5,000	181
Otec Corp.	122,400	2,866
Parker Corp. (c)	2,181,400	9,129
Richelieu Hardware Ltd.	765,723	18,979
Senshu Electric Co. Ltd. (c)	879,400	24,640
Tanaka Co. Ltd.	36,300	233
TECHNO ASSOCIE Co. Ltd.	250,500	2,111
Totech Corp. (c)	886,000	18,933
Yamazen Co. Ltd.	10,000	90
		336,054
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	8,878,000	4,261
Isewan Terminal Service Co. Ltd.	1,270,100	9,191
Meiko Transportation Co. Ltd.	815,000	8,785
Qingdao Port International Co. Ltd. (H Shares) (e)	11,509,000	6,519
Winas Ltd. (c)(d)	20,043,900	117
		28,873

TOTAL INDUSTRIALS		1,828,376

INFORMATION TECHNOLOGY - 15.3%
Communications Equipment - 0.0%
F5 Networks, Inc. (a)	49,947	6,788
Electronic Equipment & Components - 5.7%
A&D Co. Ltd.	590,600	3,504
Amphenol Corp. Class A	72,009	7,616
Arrow Electronics, Inc. (a)	39,800	2,850
Avnet, Inc.	85,800	2,293
CDW Corp.	110,981	12,902
Coda Octopus Group, Inc. (a)(b)	10,220	59
Daido Signal Co. Ltd.	97,600	565
Dynapack International Technology Corp.	3,200,000	9,089
Elec & Eltek International Co. Ltd.	1,093,000	2,495
Elematec Corp. (c)	2,320,400	18,567
ePlus, Inc. (a)	94,691	7,058
Fabrinet (a)	36,463	2,648
Hi-P International Ltd.	11,724,400	10,992
Hon Hai Precision Industry Co. Ltd. (Foxconn)	142,480,912	380,441
IDIS Holdings Co. Ltd. (c)	800,000	9,366
Image Sensing Systems, Inc. (a)	63,348	231
Insight Enterprises, Inc. (a)	405,184	20,194
INTOPS Co. Ltd. (c)	1,700,000	20,257
ITC Networks Corp.	10,000	120
Jabil, Inc.	82,800	2,886
Keysight Technologies, Inc. (a)	215,082	21,485
Kingboard Chemical Holdings Ltd. (c)	74,668,900	218,217
Kingboard Laminates Holdings Ltd.	3,659,500	4,113
Muramoto Electronic Thailand PCL (For. Reg.) (c)	1,190,100	5,037
Nippo Ltd. (c)	723,800	2,954
PAX Global Technology Ltd.	9,504,000	4,451
Pinnacle Technology Holdings Ltd. (c)	7,209,676	2,320
Redington India Ltd.	13,947,410	16,848
ScanSource, Inc. (a)(c)	1,398,915	32,105
Shibaura Electronics Co. Ltd. (c)	615,400	11,755
Sigmatron International, Inc. (a)	167,735	520
Simplo Technology Co. Ltd.	5,400,000	59,955
SYNNEX Corp. (c)	2,669,602	333,006
Tomen Devices Corp. (c)	528,900	18,162
Tripod Technology Corp.	1,066,000	4,611
TTM Technologies, Inc. (a)	589,522	7,257
UKC Holdings Corp.	894,500	15,658
VST Holdings Ltd. (c)	116,146,200	68,486
Wayside Technology Group, Inc. (c)	349,510	8,084
Wireless Telecom Group, Inc. (a)	245,607	270
		1,349,427
IT Services - 3.8%
ALTEN (a)	546,548	42,620
Amdocs Ltd.	4,642,738	288,314
Argo Graphics, Inc.	749,500	22,905
CACI International, Inc. Class A (a)	49,575	10,303
Computer Services, Inc.	500,019	28,626
CSE Global Ltd. (c)	39,969,900	13,975
Data Applications Co. Ltd.	10,000	127
Data#3 Ltd.	2,755,897	11,125
Dimerco Data System Corp.	510,000	929
DXC Technology Co.	500,000	8,955
E-Credible Co. Ltd.	130,349	2,578
eClerx Services Ltd.	1,609,270	10,311
EOH Holdings Ltd. (a)	6,280,824	1,786
Estore Corp.	168,300	1,688
ExlService Holdings, Inc. (a)	133,912	8,578
Fiserv, Inc. (a)	67,893	6,775
Gabia, Inc. (c)	975,000	13,534
Global Dominion Access SA (e)	182,167	599
Global Payments, Inc.	67,738	12,059
Indra Sistemas SA (a)(b)(c)	11,987,300	89,947
Know IT AB (c)	1,367,884	28,167
Leidos Holdings, Inc.	24,500	2,331
Maximus, Inc.	32,467	2,409
Net 1 UEPS Technologies, Inc. (a)(b)	300,022	942
NIC, Inc.	98,000	2,148
Nice Information & Telecom, Inc.	189,987	3,765
Perspecta, Inc.	470,236	10,063
Science Applications International Corp.	213,490	17,075
Societe Pour L'Informatique Industrielle SA (c)	1,628,396	36,445
Softcreate Co. Ltd.	591,600	12,826
The Western Union Co.	8,192,464	198,913
TravelSky Technology Ltd. (H Shares)	987,000	1,898
WNS Holdings Ltd. sponsored ADR (a)	57,693	3,690
		896,406
Semiconductors & Semiconductor Equipment - 0.7%
Advanced Energy Industries, Inc. (a)	105,295	7,747
ASM Pacific Technology Ltd.	133,800	1,504
Axell Corp.	150,500	1,068
Boe Varitronix Ltd.	4,771,000	1,299
Cabot Microelectronics Corp.	62,632	9,440
Diodes, Inc. (a)	124,176	6,389
Entegris, Inc.	220,378	15,847
Leeno Industrial, Inc.	550,000	62,963
Melexis NV	285,400	24,323
Miraial Co. Ltd.	147,200	1,402
MKS Instruments, Inc.	83,560	10,649
Powertech Technology, Inc.	9,000,000	30,100
Renesas Electronics Corp. (a)	482,500	2,635
Systems Technology, Inc.	25,000	401
Trio-Tech International (a)(c)	220,699	834
		176,601
Software - 2.4%
AdaptIT Holdings Ltd. (a)	2,470,673	192
Altair Engineering, Inc. Class A (a)	128,803	5,191
ANSYS, Inc. (a)	1,525,366	473,779
Aspen Technology, Inc. (a)	36,581	3,558
Ebix, Inc. (b)	970,885	21,413
ICT Automatisering NV (c)	481,755	4,211
InfoVine Co. Ltd. (c)	175,000	2,612
KSK Co., Ltd. (c)	522,300	9,617
Micro Focus International PLC sponsored ADR	1,939	7
NetGem SA (a)	835,091	1,033
Nucleus Software Exports Ltd. (a)	600,000	2,396
Open Text Corp.	44,759	2,015
Pegasystems, Inc.	79,887	9,338
Pro-Ship, Inc.	496,300	6,414
RealPage, Inc. (a)	114,444	7,211
Vitec Software Group AB	463,818	14,183
Zensar Technologies Ltd.	3,500,000	7,472
		570,642
Technology Hardware, Storage & Peripherals - 2.7%
Compal Electronics, Inc.	58,500,000	37,158
HP, Inc.	2,058,185	36,183
Seagate Technology LLC	11,741,409	530,947
Super Micro Computer, Inc. (a)	975,469	29,562
Xerox Holdings Corp.	115,000	1,915
		635,765

TOTAL INFORMATION TECHNOLOGY		3,635,629

MATERIALS - 3.7%
Chemicals - 2.2%
Axalta Coating Systems Ltd. (a)	342,028	7,593
C. Uyemura & Co. Ltd.	377,200	22,200
Chase Corp. (c)	514,928	51,781
Core Molding Technologies, Inc. (a)(c)	691,704	3,182
Deepak Fertilisers and Petrochemicals Corp. Ltd.	1,150,000	2,450
DuPont de Nemours, Inc.	57,590	3,080
EcoGreen International Group Ltd. (c)	49,250,080	7,498
FMC Corp.	1,100,481	116,706
Fujikura Kasei Co., Ltd. (c)	2,664,100	12,911
Fuso Chemical Co. Ltd.	450,700	17,222
Gujarat Narmada Valley Fertilizers Co.	4,900,000	10,742
Gujarat State Fertilizers & Chemicals Ltd. (c)	28,500,000	22,634
Honshu Chemical Industry Co. Ltd. (c)	749,500	8,235
Huntsman Corp.	174,654	3,231
Innospec, Inc.	595,169	44,739
KPC Holdings Corp.	55,171	1,933
KPX Chemical Co. Ltd.	163,083	6,123
Livent Corp. (a)	1,096,599	6,876
Miwon Chemicals Co. Ltd.	55,095	2,387
Miwon Commercial Co. Ltd.	89,782	6,141
Muto Seiko Co. Ltd.	234,200	1,004
Nihon Parkerizing Co. Ltd.	302,500	2,921
Nippon Soda Co. Ltd.	309,500	7,891
SK Kaken Co. Ltd.	49,900	17,677
Soken Chemical & Engineer Co. Ltd. (c)	655,300	7,150
T&K Toka Co. Ltd. (c)	1,322,100	9,717
Thai Carbon Black PCL (For. Reg.)	11,273,100	14,277
Thai Rayon PCL:
(For. Reg.)	2,672,200	2,228
NVDR	84,000	70
The Chemours Co. LLC	255,999	4,744
The Mosaic Co.	202,000	2,721
Westlake Chemical Corp.	54,911	2,993
Yara International ASA	2,025,380	84,626
Yip's Chemical Holdings Ltd.	25,244,000	7,035
		522,718
Construction Materials - 0.3%
Brampton Brick Ltd. Class A (sub. vtg.) (a)	660,277	2,588
Mitani Sekisan Co. Ltd. (c)	1,464,300	75,529
RHI Magnesita NV	94,979	3,014
West China Cement Ltd.	168,000	36
		81,167
Containers & Packaging - 0.4%
AMVIG Holdings Ltd.	5,405,000	935
Chuoh Pack Industry Co. Ltd. (c)	414,600	4,308
Kohsoku Corp. (c)	1,707,300	22,145
Mayr-Melnhof Karton AG	14,917	2,309
Packaging Corp. of America	25,019	2,405
Samhwa Crown & Closure Co. Ltd.	50,000	1,723
Silgan Holdings, Inc.	235,192	8,996
The Pack Corp. (c)	1,498,600	37,290
WestRock Co.	287,300	7,717
		87,828
Metals & Mining - 0.7%
Arconic Rolled Products Corp. (a)	51,000	831
Chubu Steel Plate Co. Ltd.	407,100	2,781
Cleveland-Cliffs, Inc. (b)	11,987,692	62,096
Compania de Minas Buenaventura SA sponsored ADR	2,217,119	26,295
Granges AB	240,021	1,926
Hill & Smith Holdings PLC	785,684	12,444
Orvana Minerals Corp. (a)	695,019	130
Perenti Global Ltd.	10,714,497	9,148
Steel Dynamics, Inc.	53,391	1,463
Tohoku Steel Co. Ltd. (c)	614,800	8,143
Tokyo Tekko Co. Ltd. (c)	748,900	10,839
Warrior Metropolitan Coal, Inc.	1,308,395	20,830
Webco Industries, Inc. (a)	7,463	597
		157,523
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	182,860	5,791
Schweitzer-Mauduit International, Inc.	55,500	1,805
Stella-Jones, Inc.	506,891	15,395
Western Forest Products, Inc.	1,914,615	1,501
		24,492

TOTAL MATERIALS		873,728

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
CoreCivic, Inc.	1,569,058	13,980
CorePoint Lodging, Inc.	1,311	7
CubeSmart	115,753	3,434
NSI NV	8,315	297
NSI NV rights (a)(f)	8,315	10
Reysas Gayrimenkul Yatirim Ortakligi A/S (a)	2,655,290	1,899
		19,627
Real Estate Management & Development - 0.1%
Anabuki Kosan, Inc.	84,800	1,122
CBRE Group, Inc. (a)	42,500	1,862
Century21 Real Estate Japan Ltd.	112,204	1,194
IMMOFINANZ Immobilien Anlagen AG (a)	79,070	1,307
Jones Lang LaSalle, Inc.	24,973	2,470
LSL Property Services PLC	1,336,131	3,341
Midland Holdings Ltd. (a)	16,000	2
Open House Co. Ltd.	1,000	28
Relo Group, Inc.	500,700	8,647
Selvaag Bolig ASA	549,800	3,057
Servcorp Ltd.	828,456	1,231
Sino Land Ltd.	1,741,954	2,110
Tejon Ranch Co. (a)	424,538	6,092
Wing Tai Holdings Ltd.	1,694,300	2,110
		34,573

TOTAL REAL ESTATE		54,200

UTILITIES - 2.2%
Electric Utilities - 1.8%
Exelon Corp.	744,333	28,739
NRG Energy, Inc.	66,433	2,246
PG&E Corp. (a)	112,000	1,047
PG&E Corp. (g)	22,105,263	196,350
PPL Corp.	7,810,125	207,906
		436,288
Gas Utilities - 0.1%
Busan City Gas Co. Ltd.	50,971	1,554
China Resource Gas Group Ltd.	198,000	976
GAIL India Ltd.	1,000,000	1,290
Hokuriku Gas Co.	149,900	4,418
K&O Energy Group, Inc.	260,100	3,676
Keiyo Gas Co. Ltd.	117,000	3,570
KyungDong City Gas Co. Ltd.	260,078	3,621
Star Gas Partners LP	195,556	1,842
		20,947
Independent Power and Renewable Electricity Producers - 0.2%
Mega First Corp. Bhd (c)	30,500,045	48,295
Vistra Corp.	119,380	2,228
		50,523
Multi-Utilities - 0.1%
CenterPoint Energy, Inc.	149,841	2,848
CMS Energy Corp.	229,225	14,712
		17,560
Water Utilities - 0.0%
Manila Water Co., Inc.	5,521,300	1,442

TOTAL UTILITIES		526,760

TOTAL COMMON STOCKS
(Cost $12,635,946)		23,182,852

Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Nam Yang Dairy Products	4,917	773
INDUSTRIALS - 0.0%
Air Freight & Logistics - 0.0%
Air T Funding 8.00%	3,419	72
Industrial Conglomerates - 0.0%
Steel Partners Holdings LP Series A, 6.00%	130,312	2,127

TOTAL INDUSTRIALS		2,199

MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	1,414,885	18,133
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $14,173)		21,105
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Bristow Group, Inc. 6.25% 10/15/22 (Cost $0)(d)(h)	9,933	0
	Shares	Value (000s)

Money Market Funds - 4.1%
Fidelity Cash Central Fund 0.14% (i)	497,230,989	497,380
Fidelity Securities Lending Cash Central Fund 0.13% (i)(j)	473,978,806	474,026
TOTAL MONEY MARKET FUNDS
(Cost $971,265)		971,406
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $13,621,384)		24,175,363
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(364,438)
NET ASSETS - 100%		$23,810,925

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,981,000 or 0.2% of net assets.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $196,350,000 or 0.8% of net assets.

 (h) Non-income producing - Security is in default.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
PG&E Corp.	6/30/20	$210,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$16,235
Fidelity Securities Lending Cash Central Fund	9,656
Total	$25,891

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Aalberts Industries NV	$265,799	$--	$2,198	$4,990	$1,656	$(33,004)	$232,253
Abbey PLC	27,245	--	35,820	208	30,188	(21,613)	--
AJIS Co. Ltd.	28,053	--	203	528	146	(8,553)	19,443
Alconix Corp.	25,239	--	213	711	106	(1,317)	23,815
Alps Logistics Co. Ltd.	19,486	--	170	456	81	(465)	18,932
Arts Optical International Holdings Ltd.	4,468	--	142	--	(185)	(2,101)	--
ASL Marine Holdings Ltd.	1,522	--	9	--	(22)	(566)	925
ASTI Corp.	2,944	--	25	74	11	(928)	2,002
Barratt Developments PLC	557,092	--	123,449	32,470	56,432	(99,486)	390,589
Bed Bath & Beyond, Inc.	111,107	1,259	3,254	5,765	(4,265)	16,878	121,725
Belc Co. Ltd.	76,070	--	676	1,002	562	40,337	116,293
Belluna Co. Ltd.	42,634	--	335	845	196	3,474	45,969
BMTC Group, Inc.	28,923	--	452	621	427	(5,463)	23,435
Bonanza Creek Energy, Inc.	1,090	20,466	44	--	8	1,007	22,527
Calian Technologies Ltd.	15,779	--	626	434	350	11,029	26,532
Carbo Ceramics, Inc.	1,231	300	48	--	(7,053)	5,570	--
Chase Corp.	61,160	--	7,698	432	7,148	(8,829)	51,781
Chuoh Pack Industry Co. Ltd.	4,611	--	39	135	18	(282)	4,308
Civeo Corp.	19,319	--	121	--	(152)	(9,409)	9,637
Clip Corp.	1,903	--	66	86	(15)	(110)	1,712
Codorus Valley Bancorp, Inc.	15,373	364	125	399	92	(7,370)	8,334
Contango Oil & Gas Co.	3,426	1,647	7,120	--	(10,560)	14,901	--
Core Molding Technologies, Inc.	4,638	--	22	--	8	(1,442)	3,182
Create SD Holdings Co. Ltd.	119,508	--	6,013	1,652	4,534	64,811	182,840
CSE Global Ltd.	13,482	--	122	794	33	582	13,975
Daewon Pharmaceutical Co. Ltd.	23,694	--	--	337	--	11,433	35,127
Daiichi Kensetsu Corp.	27,897	--	225	482	138	(322)	27,488
DongKook Pharmaceutical Co. Ltd.	34,908	--	--	334	--	41,603	76,511
DVx, Inc.	5,048	6	229	132	90	655	5,570
EcoGreen International Group Ltd.	9,478	--	74	413	6	(1,912)	7,498
Elematec Corp.	22,045	--	191	603	105	(3,392)	18,567
Excel Co. Ltd.	10,324	--	487	99	2,100	(1,489)	--
Ff Group	5,743	--	47	--	(327)	692	6,061
First Juken Co. Ltd.	16,033	--	129	480	55	(4,312)	11,647
Food Empire Holdings Ltd.	14,526	--	137	543	77	133	14,599
Fossil Group, Inc.	45,264	--	272	--	194	(31,727)	13,459
Fresh Del Monte Produce, Inc.	144,615	--	3,135	1,371	536	(36,732)	105,284
Fuji Kosan Co. Ltd.	5,162	--	2,170	40	(50)	(1,764)	--
Fujikura Kasei Co., Ltd.	14,692	--	114	347	12	(1,679)	12,911
Fursys, Inc.	24,260	--	--	640	--	(1,421)	22,839
Gabia, Inc.	6,838	--	--	26	--	6,696	13,534
Geospace Technologies Corp.	13,221	--	1,942	--	(1,993)	(4,006)	5,280
Geumhwa PSC Co. Ltd.	9,558	--	--	315	--	(2,107)	7,451
Goodfellow, Inc.	2,877	--	23	91	7	316	3,177
Guess?, Inc.	72,686	--	7,427	931	(4,203)	(20,766)	40,290
Gujarat State Fertilizers & Chemicals Ltd.	33,181	--	--	874	--	(10,547)	22,634
Halows Co. Ltd.	27,291	--	255	296	187	16,899	44,122
Hamakyorex Co. Ltd.	44,528	--	328	701	188	(7,907)	36,481
Handsome Co. Ltd.	60,853	--	--	591	--	(11,445)	49,408
Honshu Chemical Industry Co. Ltd.	8,219	--	68	196	41	43	8,235
Hoshiiryou Sanki Co. Ltd.	9,794	--	87	113	42	(371)	9,378
Hwacheon Machine Tool Co. Ltd.	7,900	--	7,521	--	1,607	(1,986)	--
Hyster-Yale Materials Handling Class A	13,942	--	657	272	93	(5,406)	7,972
Hyster-Yale Materials Handling Class B	19,170	--	--	394	--	(7,604)	11,566
I-Sheng Electric Wire & Cable Co. Ltd.	16,575	--	1,091	961	(332)	1,883	17,035
IA Group Corp.	3,881	--	30	113	5	(390)	3,466
ICT Automatisering NV	7,529	--	50	--	26	(3,294)	4,211
IDIS Holdings Co. Ltd.	7,730	--	--	108	--	1,636	9,366
Ihara Science Corp.	11,403	--	104	371	64	1,491	12,854
Indra Sistemas SA	106,266	--	3,833	--	(3,835)	(8,651)	89,947
InfoVine Co. Ltd.	3,003	--	--	106	--	(391)	2,612
Intage Holdings, Inc.	27,857	--	225	815	134	(1,277)	26,489
INTOPS Co. Ltd.	21,209	--	--	283	--	(952)	20,257
JLM Couture, Inc.	1,144	--	5	--	(2)	(790)	347
Jumbo SA	194,124	--	3,106	8,124	1,739	(1,500)	191,257
Kingboard Chemical Holdings Ltd.	185,508	--	1,943	13,289	1,445	33,207	218,217
Know IT AB	27,240	--	228	--	138	1,017	28,167
Kohsoku Corp.	19,797	--	166	416	92	2,422	22,145
Kondotec, Inc.	13,903	--	129	382	106	3,275	17,155
Korea Electric Terminal Co. Ltd.	39,666	--	377	326	70	(16,576)	22,783
KSK Co., Ltd.	9,160	--	75	240	52	480	9,617
Kwang Dong Pharmaceutical Co. Ltd.	17,632	--	--	167	--	6,087	23,719
Kyeryong Construction Industrial Co. Ltd.	14,437	--	--	272	--	(44)	14,393
Maruzen Co. Ltd.	30,393	--	249	381	196	(3,996)	26,344
Mega First Corp. Bhd	29,374	1,940	5,283	--	2,312	19,952	48,295
Metro, Inc. Class A (sub. vtg.)	955,721	--	26,731	13,059	22,367	91,753	1,043,110
Michang Oil Industrial Co. Ltd.	11,337	--	--	233	--	(2,917)	8,420
Mitani Sekisan Co. Ltd.	40,529	--	401	481	340	35,061	75,529
Motonic Corp.	22,792	--	--	576	--	(5,037)	17,755
Mr. Bricolage SA	3,257	--	22	--	(63)	2,008	--
Muhak Co. Ltd.	24,675	--	--	--	--	(12,035)	12,640
Murakami Corp.	17,807	--	163	317	132	(301)	17,475
Muramoto Electronic Thailand PCL (For. Reg.)	7,007	--	152	344	(33)	(1,785)	5,037
Murphy Oil Corp.	256,063	51,813	43,617	10,692	(45,151)	(60,578)	158,530
Nadex Co. Ltd.	6,340	--	52	120	27	(1,389)	4,926
Nafco Co. Ltd.	24,981	--	203	604	43	8,375	33,196
Next PLC	887,471	--	20,193	9,064	13,698	(40,044)	840,932
Nippo Ltd.	3,334	--	30	60	11	(361)	2,954
Origin Enterprises PLC	49,896	--	325	2,133	(112)	(15,705)	33,754
Parker Corp.	10,008	--	86	231	57	(850)	9,129
Pinnacle Technology Holdings Ltd.	8,195	--	55	124	7	(5,827)	2,320
Piolax, Inc.	44,402	--	367	893	327	(10,807)	33,555
Prim SA	17,498	--	145	170	40	(1,956)	15,437
Rocky Mountain Chocolate Factory, Inc.	3,980	316	68	164	(57)	(2,593)	1,578
S&T Holdings Co. Ltd.	11,296	--	--	299	--	213	11,509
Sakai Moving Service Co. Ltd.	64,032	--	544	525	464	(18,771)	45,181
Samsung Climate Control Co. Ltd.	4,098	--	--	20	--	(1,464)	2,634
Sanei Architecture Planning Co. Ltd.	16,795	--	140	464	73	(3,331)	13,397
Sarantis SA	38,088	--	301	675	217	1,169	39,173
ScanSource, Inc.	47,275	277	376	--	279	(15,350)	32,105
Seagate Technology LLC	830,868	--	319,480	39,280	236,684	(217,125)	--
Senshu Electric Co. Ltd.	22,080	--	208	500	134	2,634	24,640
Sewon Precision Industries Co. Ltd.	3,405	--	--	(18)	--	(1,719)	1,686
Shibaura Electronics Co. Ltd.	16,857	--	142	385	107	(5,067)	11,755
SJM Co. Ltd.	3,338	--	--	107	--	(631)	2,707
SJM Holdings Co. Ltd.	2,363	--	789	86	(273)	(91)	--
Societe Pour L'Informatique Industrielle SA	50,896	--	403	305	333	(14,381)	36,445
Soken Chemical & Engineer Co. Ltd.	9,895	--	68	301	7	(2,684)	7,150
Southwestern Energy Co.	110,107	364	51,313	--	(98,587)	87,682	--
Sportscene Group, Inc. Class A	2,738	--	48	126	40	(1,360)	1,370
Step Co. Ltd.	15,022	--	123	336	86	(484)	14,501
Strattec Security Corp.	7,581	368	64	158	3	318	8,206
Strongco Corp.	989	--	8	--	(2,992)	3,839	--
Sun Hing Vision Group Holdings Ltd.	7,237	--	43	288	(13)	(4,113)	3,068
Sunjin Co. Ltd.	20,333	--	--	80	--	(695)	19,638
SYNNEX Corp.	267,538	7,288	14,656	2,094	8,195	64,641	333,006
T&K Toka Co. Ltd.	11,924	--	98	365	44	(2,153)	9,717
The Buckle, Inc.	91,206	2,397	1,617	7,970	(377)	(18,183)	73,426
The Pack Corp.	46,911	--	1,448	715	638	(8,811)	37,290
Tohoku Steel Co. Ltd.	8,241	--	68	130	39	(69)	8,143
Tokyo Kisen Co. Ltd.	5,462	--	47	136	29	(655)	4,789
Tokyo Tekko Co. Ltd.	9,670	--	82	375	(15)	1,266	10,839
Tomen Devices Corp.	11,363	--	122	663	18	6,903	18,162
Totech Corp.	19,551	--	161	585	130	(587)	18,933
TOW Co. Ltd.	13,043	--	112	472	71	(4,162)	8,840
Trancom Co. Ltd.	49,084	--	498	710	489	11,421	60,496
Trio-Tech International	743	--	7	--	(2)	100	834
Triple-S Management Corp.	40,938	1,533	932	--	(422)	(7,777)	33,340
Unit Corp.	34,695	--	13,201	--	(127,418)	105,924	--
Unum Group	475,667	--	16,214	16,481	(2,644)	(211,269)	245,540
Utah Medical Products, Inc.	23,814	931	1,768	278	1,618	(3,949)	20,646
VSE Corp.	25,766	--	244	308	154	(1,685)	23,991
VST Holdings Ltd.	64,133	--	548	2,502	332	4,569	68,486
Wayside Technology Group, Inc.	3,785	264	111	237	23	4,123	8,084
Whanin Pharmaceutical Co. Ltd.	24,055	--	--	354	--	(1,665)	22,390
Whiting Petroleum Corp.	81,030	18,816	7,352	--	(136,043)	43,549	--
WIN-Partners Co. Ltd.	27,729	--	251	685	191	(6,238)	21,431
Winas Ltd.	602	--	3	--	(14)	(468)	117
Youngone Holdings Co. Ltd.	39,347	--	--	595	--	(13,496)	25,851
Yutaka Giken Co. Ltd.	19,348	--	182	706	99	(3,501)	15,764
	$8,049,911	$110,349	$757,784	$208,120	$(45,811)	$(345,756)	$6,407,531

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$464,434	$265,018	$199,416	$--
Consumer Discretionary	5,668,981	5,654,189	6,645	8,147
Consumer Staples	3,295,580	3,275,878	17,042	2,660
Energy	802,582	757,817	44,765	--
Financials	2,702,615	2,579,675	122,940	--
Health Care	3,330,740	3,330,588	152	--
Industrials	1,830,575	1,716,447	114,011	117
Information Technology	3,635,629	3,608,167	27,462	--
Materials	891,861	891,861	--	--
Real Estate	54,200	52,090	2,110	--
Utilities	526,760	280,673	246,087	--
Corporate Bonds	--	--	--	0
Money Market Funds	971,406	971,406	--	--
Total Investments in Securities:	$24,175,363	$23,383,809	$780,630	$10,924

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	53.1%
Japan	12.6%
United Kingdom	6.8%
Canada	6.0%
Ireland	3.4%
Korea (South)	2.5%
Taiwan	2.4%
Netherlands	2.0%
Cayman Islands	1.9%
Bermuda	1.5%
Bailiwick of Guernsey	1.2%
Others (Individually Less Than 1%)	6.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $449,793) — See accompanying schedule: Unaffiliated issuers (cost $9,165,089)	$16,796,426
Fidelity Central Funds (cost $971,265)	971,406
Other affiliated issuers (cost $3,485,030)	6,407,531
Total Investment in Securities (cost $13,621,384)		$24,175,363
Foreign currency held at value (cost $2,526)		2,526
Receivable for investments sold		102,355
Receivable for fund shares sold		7,334
Dividends receivable		42,968
Interest receivable		45
Distributions receivable from Fidelity Central Funds		1,627
Prepaid expenses		4
Other receivables		3,353
Total assets		24,335,575
Liabilities
Payable to custodian bank	$4,496
Payable for investments purchased
Regular delivery	9,773
Delayed delivery	10
Payable for fund shares redeemed	18,943
Accrued management fee	12,317
Other affiliated payables	2,512
Other payables and accrued expenses	2,630
Collateral on securities loaned	473,969
Total liabilities		524,650
Net Assets		$23,810,925
Net Assets consist of:
Paid in capital		$12,308,080
Total accumulated earnings (loss)		11,502,845
Net Assets		$23,810,925
Net Asset Value and Maximum Offering Price
Low-Priced Stock:
Net Asset Value, offering price and redemption price per share ($19,517,113 ÷ 435,806 shares)		$44.78
Class K:
Net Asset Value, offering price and redemption price per share ($4,293,812 ÷ 95,941 shares)		$44.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2020
Investment Income
Dividends (including $208,120 earned from other affiliated issuers)		$610,808
Interest		(648)
Income from Fidelity Central Funds (including $9,656 from security lending)		25,891
Total income		636,051
Expenses
Management fee
Basic fee	$153,919
Performance adjustment	12,813
Transfer agent fees	30,683
Accounting fees	1,905
Custodian fees and expenses	1,176
Independent trustees' fees and expenses	172
Registration fees	195
Audit	161
Legal	73
Miscellaneous	387
Total expenses before reductions	201,484
Expense reductions	(891)
Total expenses after reductions		200,593
Net investment income (loss)		435,458
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,839,933
Fidelity Central Funds	283
Other affiliated issuers	(45,811)
Foreign currency transactions	(451)
Total net realized gain (loss)		1,793,954
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $3)	(2,325,998)
Fidelity Central Funds	(190)
Other affiliated issuers	(345,756)
Assets and liabilities in foreign currencies	1,160
Total change in net unrealized appreciation (depreciation)		(2,670,784)
Net gain (loss)		(876,830)
Net increase (decrease) in net assets resulting from operations		$(441,372)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$435,458	$600,458
Net realized gain (loss)	1,793,954	3,283,051
Change in net unrealized appreciation (depreciation)	(2,670,784)	(4,536,367)
Net increase (decrease) in net assets resulting from operations	(441,372)	(652,858)
Distributions to shareholders	(2,435,932)	(3,794,431)
Share transactions - net increase (decrease)	(3,134,072)	(2,140,562)
Total increase (decrease) in net assets	(6,011,376)	(6,587,851)
Net Assets
Beginning of period	29,822,301	36,410,152
End of period	$23,810,925	$29,822,301

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Low-Priced Stock Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$49.03	$55.65	$54.38	$49.57	$52.65
Income from Investment Operations
Net investment income (loss)A	.73	.91	.80	.74	.59
Net realized and unrealized gain (loss)	(.91)	(1.69)	5.33	6.47	(1.44)
Total from investment operations	(.18)	(.78)	6.13	7.21	(.85)
Distributions from net investment income	(.89)	(.84)	(.79)	(.60)	(.62)
Distributions from net realized gain	(3.19)	(5.00)	(4.06)	(1.80)	(1.61)
Total distributions	(4.07)B	(5.84)	(4.86)C	(2.40)	(2.23)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$44.78	$49.03	$55.65	$54.38	$49.57
Total ReturnE	(.48)%	(1.20)%	12.07%	15.17%	(1.48)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.52%	.62%	.67%	.88%
Expenses net of fee waivers, if any	.78%	.52%	.62%	.67%	.88%
Expenses net of all reductions	.78%	.51%	.62%	.67%	.88%
Net investment income (loss)	1.64%	1.86%	1.48%	1.46%	1.24%
Supplemental Data
Net assets, end of period (in millions)	$19,517	$24,047	$28,809	$28,334	$28,524
Portfolio turnover rateH,I	9%J	17%	11%	8%	9%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.07 per share is comprised of distributions from net investment income of $.885 and distributions from net realized gain of $3.186 per share.

 C Total distributions of $4.86 per share is comprised of distributions from net investment income of $.793 and distributions from net realized gain of $4.064 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Low-Priced Stock Fund Class K

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$49.01	$55.63	$54.36	$49.56	$52.64
Income from Investment Operations
Net investment income (loss)A	.77	.96	.85	.79	.64
Net realized and unrealized gain (loss)	(.91)	(1.69)	5.33	6.46	(1.44)
Total from investment operations	(.14)	(.73)	6.18	7.25	(.80)
Distributions from net investment income	(.93)	(.89)	(.84)	(.64)	(.67)
Distributions from net realized gain	(3.19)	(5.00)	(4.06)	(1.80)	(1.61)
Total distributions	(4.12)	(5.89)	(4.91)B	(2.45)C	(2.28)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$44.75	$49.01	$55.63	$54.36	$49.56
Total ReturnE	(.41)%	(1.10)%	12.18%	15.27%	(1.38)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.69%	.43%	.53%	.58%	.78%
Expenses net of fee waivers, if any	.69%	.43%	.53%	.58%	.78%
Expenses net of all reductions	.69%	.43%	.53%	.58%	.78%
Net investment income (loss)	1.72%	1.95%	1.57%	1.56%	1.34%
Supplemental Data
Net assets, end of period (in millions)	$4,294	$5,776	$7,601	$9,886	$11,489
Portfolio turnover rateH,I	9%J	17%	11%	8%	9%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.91 per share is comprised of distributions from net investment income of $.842 and distributions from net realized gain of $4.064 per share.

 C Total distributions of $2.45 per share is comprised of distributions from net investment income of $.644 and distributions from net realized gain of $1.803 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $2,102 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, equity-debt classifications, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,476,359
Gross unrealized depreciation	(2,543,154)
Net unrealized appreciation (depreciation)	$9,933,205
Tax Cost	$14,242,158

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$227,479
Undistributed long-term capital gain	$1,414,420
Net unrealized appreciation (depreciation) on securities and other investments	$9,933,497

Due to a merger in the period, approximately $70,453 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $680 of those capital losses per year to offset capital gains. These realized capital losses were acquired from Fidelity Event Driven Opportunities Fund when it merged into the Fund on June 19, 2020.

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$538,464	$ 605,328
Long-term Capital Gains	1,897,468	3,189,103
Total	$2,435,932	$ 3,794,431

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, securities acquired in the merger and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock Fund	2,222,811	5,892,979

Unaffiliated Redemptions In-Kind. During the period, 4,797 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $224,491. The net realized gain of $131,827 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, shares of the Fidelity Low-Priced Stock Fund were redeemed in-kind for investments. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. For additional information of the Fidelity Low-Priced Stock Fund in-kind transactions, please refer to the Fidelity Low-Priced Stock Fund prior annual shareholder report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Low-Priced Stock as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Low-Priced Stock	$28,551.13
Class K	2,132.04
	$30,683

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Low-Priced Stock Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Low-Priced Stock Fund	$120

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $109.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Low-Priced Stock Fund	$66

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $124. Total fees paid by the Fund to NFS, as lending agent, amounted to $616. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $32 from securities loaned to NFS, as affiliated borrower).

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $768 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Low-Priced Stock	$2

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $121.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2020	Year ended July 31, 2019
Distributions to shareholders
Low-Priced Stock	$1,964,134	$3,002,760
Class K	471,798	791,671
Total	$2,435,932	$3,794,431

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Low-Priced Stock
Shares sold	31,910	27,483	$1,400,927	$1,342,106
Issued in exchange for the shares of Fidelity Event Driven Opportunities Fund	1,443	–	62,388	–
Reinvestment of distributions	39,403	55,804(a)	1,803,602	2,757,121(a)
Shares redeemed	(127,351)	(110,542)	(5,416,848)	(5,355,052)
Net increase (decrease)	(54,595)	(27,255)	$(2,149,931)	$(1,255,825)
Class K
Shares sold	19,495	13,313	$873,715	$656,387
Reinvestment of distributions	10,318	16,031	471,798	791,671
Shares redeemed	(51,729)(b)	(48,117)(a)	(2,329,654)(b)	(2,332,795)(a)
Net increase (decrease)	(21,916)	(18,773)	$(984,141)	$(884,737)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Merger Information.

On June 19, 2020, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Event Driven Opportunities Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $62,388, including securities of $55,831 and unrealized depreciation of $1,114, was combined with the Fund's net assets of $23,506,074 for total net assets after the acquisition of $23,568,462.

Pro forma results of operations of the combined entity for the entire period ended July 31, 2020 as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$436,155
Total net realized gain (loss)	1,766,938
Total change in net unrealized appreciation (depreciation)	(2,662,227)
Net increase (decrease) in net assets resulting from operations	$(459,134)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that has been included in the Fund's accompanying Statement of Operations since June 19, 2020.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Low-Priced Stock Fund
Low-Priced Stock	.83%
Actual		$1,000.00	$935.60	$3.99
Hypothetical-C		$1,000.00	$1,020.74	$4.17
Class K	.74%
Actual		$1,000.00	$936.00	$3.56
Hypothetical-C		$1,000.00	$1,021.18	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Low-Priced Stock Fund
Low-Priced Stock	09/14/20	09/11/20	$0.435	$2.727
Class K	09/14/20	09/11/20	$0.459	$2.727

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $1,618,140,424, or, if subsequently determined to be different, the net capital gain of such year.

Low-Priced Stock designates 54% and 50%; and Class K designates 51% and 48% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Low-Priced Stock and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Event Driven Opportunities Fund designates 59% of the dividends distributed in June during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Event Driven Opportunities Fund designates 84% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	51,196,847,491.427	94.398
Withheld	3,038,239,286.369	5.602
TOTAL	54,235,086,777.797	100.000
Donald F. Donahue
Affirmative	51,237,854,534.400	94.474
Withheld	2,997,232,243.397	5.526
TOTAL	54,235,086,777.797	100.000
Bettina Doulton
Affirmative	51,360,110,652.541	94.699
Withheld	2,874,976,125.255	5.301
TOTAL	54,235,086,777.797	100.000
Vicki L. Fuller
Affirmative	51,563,431,518.122	95.074
Withheld	2,671,655,259.675	4.926
TOTAL	54,235,086,777.797	100.000
Patricia L. Kampling
Affirmative	51,164,274,033.278	94.338
Withheld	3,070,812,744.518	5.662
TOTAL	54,235,086,777.797	100.000
Alan J. Lacy
Affirmative	50,656,049,520.376	93.401
Withheld	3,579,037,257.420	6.599
TOTAL	54,235,086,777.797	100.000
Ned C. Lautenbach
Affirmative	50,648,184,728.350	93.386
Withheld	3,586,902,049.447	6.614
TOTAL	54,235,086,777.797	100.000
Robert A. Lawrence
Affirmative	50,828,079,099.188	93.718
Withheld	3,407,007,678.608	6.282
TOTAL	54,235,086,777.797	100.000
Joseph Mauriello
Affirmative	50,733,010,817.685	93.543
Withheld	3,502,075,960.112	6.457
TOTAL	54,235,086,777.797	100.000
Cornelia M. Small
Affirmative	50,936,822,997.692	93.919
Withheld	3,298,263,780.105	6.081
TOTAL	54,235,086,777.797	100.000
Garnett A. Smith
Affirmative	50,777,344,834.274	93.625
Withheld	3,457,741,943.523	6.375
TOTAL	54,235,086,777.797	100.000
David M. Thomas
Affirmative	50,835,673,463.433	93.732
Withheld	3,399,413,314.364	6.268
TOTAL	54,235,086,777.797	100.000
Susan Tomasky
Affirmative	51,193,289,850.509	94.391
Withheld	3,041,796,927.288	5.609
TOTAL	54,235,086,777.797	100.000
Michael E. Wiley
Affirmative	50,830,132,792.508	93.722
Withheld	3,404,953,985.289	6.278
TOTAL	54,235,086,777.797	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	8,024,290,802.810	68.978
Against	1,746,850,201.565	15.016
Abstain	1,333,748,463.547	11.465
Broker Non-Vote	528,253,646.120	4.541
TOTAL	11,633,143,114.042	100.000

PROPOSAL 5

A shareholder proposal to institute procedures to avoid holding investments in companies that contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	3,500,236,283.715	30.088
Against	6,658,173,616.229	57.235
Abstain	918,253,016.169	7.893
Broker Non-Vote	556,480,197.930	4.784
TOTAL	11,633,143,114.042	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 5 was not approved by shareholders.

LPS-ANN-0920
1.536378.123

Fidelity® Value Discovery Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Discovery Fund	(3.54)%	4.41%	9.91%
Class K	(3.40)%	4.54%	10.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund, a class of the fund, on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

See (above) (previous page) for additional information regarding the performance of Fidelity® Value Discovery Fund.

Period Ending Values
$25,722	Fidelity® Value Discovery Fund
$25,745	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager:  For the fiscal year ending July 31, 2020, the fund's share classes returned about -4% to -3%, outperforming the -6.67% result of the benchmark Russell 3000® Value Index. The top contributor to performance versus the benchmark was an overweighting and security selection in health care. The fund's largest individual relative contributor was an outsized stake in Newmont, which gained 75% the past 12 months. The company was among the largest holdings as of July 31. Also boosting value was our overweighting in Amgen, which gained 34%. We reduced our stake the past 12 months. Another notable relative contributor was a larger-than-benchmark position in Centene (+25%), which also was one of our biggest holdings in the fund. Conversely, the primary detractor from performance versus the benchmark was security selection in the financials sector, primarily within the banks industry. Weak stock picks in consumer staples and real estate also hindered relative performance. The fund's largest individual relative detractor was an overweighting in Wells Fargo, which returned -47% the past year. The company was among our biggest holdings. Also hurting performance was an underweighting in Intel, which returned about -5%. This was a position we established the past 12 months. The fund's stake in GasLog Partners returned -76%. We decreased our non-benchmark stake in the company the past year. Notable changes in positioning include a higher allocation to the information technology and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Berkshire Hathaway, Inc. Class B	3.4
Comcast Corp. Class A	2.8
Cisco Systems, Inc.	2.6
Centene Corp.	2.3
Wells Fargo & Co.	2.2
Cigna Corp.	2.2
Bristol-Myers Squibb Co.	2.2
UnitedHealth Group, Inc.	2.1
Newmont Corp.	2.1
DuPont de Nemours, Inc.	2.0
23.9

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Health Care	17.9
Financials	17.6
Industrials	14.5
Information Technology	10.8
Communication Services	9.5

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 17.3%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
COMMUNICATION SERVICES - 9.5%
Entertainment - 0.2%
Lions Gate Entertainment Corp. Class B (a)	569,477	$4,048,981
Interactive Media & Services - 2.9%
Alphabet, Inc. Class A (a)	21,248	31,615,962
Facebook, Inc. Class A (a)	86,400	21,917,088
		53,533,050
Media - 4.7%
Comcast Corp. Class A	1,190,803	50,966,368
Fox Corp. Class A	218,511	5,631,028
Interpublic Group of Companies, Inc.	1,194,645	21,563,342
WPP PLC	1,106,700	8,207,615
		86,368,353
Wireless Telecommunication Services - 1.7%
T-Mobile U.S., Inc.	281,900	30,270,422

TOTAL COMMUNICATION SERVICES		174,220,806

CONSUMER DISCRETIONARY - 8.1%
Auto Components - 0.7%
Lear Corp.	120,500	13,300,790
Household Durables - 1.2%
Newell Brands, Inc.	284,000	4,657,600
Whirlpool Corp. (b)	103,495	16,882,104
		21,539,704
Multiline Retail - 1.0%
Dollar General Corp.	92,400	17,592,960
Specialty Retail - 3.9%
Best Buy Co., Inc.	230,700	22,975,413
Dick's Sporting Goods, Inc.	191,000	8,713,420
Lowe's Companies, Inc.	195,500	29,111,905
Tiffany & Co., Inc.	37,300	4,675,928
Urban Outfitters, Inc. (a)	110,800	1,832,632
Williams-Sonoma, Inc.	57,700	5,026,824
		72,336,122
Textiles, Apparel & Luxury Goods - 1.3%
PVH Corp.	336,928	16,394,916
Tapestry, Inc.	546,700	7,303,912
		23,698,828

TOTAL CONSUMER DISCRETIONARY		148,468,404

CONSUMER STAPLES - 4.7%
Beverages - 0.5%
C&C Group PLC (United Kingdom)	3,229,410	9,786,194
Food & Staples Retailing - 2.9%
Performance Food Group Co. (a)	401,700	11,255,634
Sysco Corp.	321,946	17,014,846
U.S. Foods Holding Corp. (a)	1,163,600	23,621,080
		51,891,560
Food Products - 0.3%
Tyson Foods, Inc. Class A	84,600	5,198,670
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	68,039	3,684,992
Tobacco - 0.8%
Altria Group, Inc.	364,200	14,986,830

TOTAL CONSUMER STAPLES		85,548,246

ENERGY - 3.4%
Energy Equipment & Services - 0.2%
Hoegh LNG Partners LP (b)	342,695	3,529,759
Oil, Gas & Consumable Fuels - 3.2%
BP PLC sponsored ADR	247,400	5,452,696
Cabot Oil & Gas Corp.	778,500	14,557,950
GasLog Partners LP (b)	119,652	457,071
Golar LNG Partners LP (b)	644,422	1,681,941
Parex Resources, Inc. (a)	1,310,700	15,852,283
Teekay LNG Partners LP	710,599	7,731,317
Total SA sponsored ADR	199,000	7,494,340
Valero Energy Corp.	93,900	5,279,997
		58,507,595

TOTAL ENERGY		62,037,354

FINANCIALS - 17.6%
Banks - 6.4%
Bank of America Corp.	1,267,900	31,545,352
CIT Group, Inc.	219,100	4,156,327
Cullen/Frost Bankers, Inc.	63,400	4,568,604
JPMorgan Chase & Co.	234,200	22,633,088
M&T Bank Corp.	81,500	8,634,925
Truist Financial Corp.	141,950	5,317,447
Wells Fargo & Co.	1,653,786	40,120,848
		116,976,591
Capital Markets - 1.2%
Affiliated Managers Group, Inc.	115,000	7,910,850
BlackRock, Inc. Class A	11,000	6,325,110
Invesco Ltd.	220,300	2,211,812
State Street Corp.	78,319	4,995,969
		21,443,741
Consumer Finance - 2.5%
Capital One Financial Corp.	323,032	20,609,442
Discover Financial Services	504,722	24,948,408
		45,557,850
Diversified Financial Services - 3.4%
Berkshire Hathaway, Inc. Class B (a)	317,760	62,211,057
Insurance - 3.4%
Allstate Corp.	57,307	5,409,208
American International Group, Inc.	242,500	7,793,950
Chubb Ltd.	171,047	21,764,020
MetLife, Inc.	102,700	3,887,195
The Travelers Companies, Inc.	204,515	23,400,606
		62,254,979
Mortgage Real Estate Investment Trusts - 0.2%
AGNC Investment Corp.	273,500	3,719,600
Thrifts & Mortgage Finance - 0.5%
Essent Group Ltd.	157,400	5,639,642
MGIC Investment Corp.	408,400	3,377,468
		9,017,110

TOTAL FINANCIALS		321,180,928

HEALTH CARE - 17.9%
Biotechnology - 3.5%
Alexion Pharmaceuticals, Inc. (a)	146,400	15,004,536
Amgen, Inc.	121,093	29,627,824
Regeneron Pharmaceuticals, Inc. (a)	32,300	20,415,861
		65,048,221
Health Care Providers & Services - 9.4%
Anthem, Inc.	77,389	21,189,108
Centene Corp. (a)	650,600	42,451,650
Cigna Corp.	230,664	39,833,366
CVS Health Corp.	338,160	21,283,790
Humana, Inc.	19,800	7,770,510
UnitedHealth Group, Inc.	128,700	38,967,786
		171,496,210
Pharmaceuticals - 5.0%
Bristol-Myers Squibb Co.	674,500	39,566,170
Bristol-Myers Squibb Co. rights (a)	414,000	1,490,400
Roche Holding AG (participation certificate)	85,044	29,455,548
Sanofi SA sponsored ADR	394,142	20,672,748
		91,184,866

TOTAL HEALTH CARE		327,729,297

INDUSTRIALS - 14.5%
Aerospace & Defense - 2.4%
Airbus Group NV	168,300	12,318,880
General Dynamics Corp.	151,200	22,187,088
Raytheon Technologies Corp.	169,300	9,595,924
		44,101,892
Air Freight & Logistics - 0.5%
Deutsche Post AG	145,300	5,897,754
XPO Logistics, Inc. (a)	52,800	3,961,056
		9,858,810
Airlines - 0.8%
Alaska Air Group, Inc.	229,800	7,914,312
Copa Holdings SA Class A (b)	151,600	6,282,304
		14,196,616
Building Products - 2.3%
Carrier Global Corp.	173,300	4,720,692
Jeld-Wen Holding, Inc. (a)	173,600	3,402,560
Owens Corning	316,200	19,120,614
Trane Technologies PLC	126,200	14,117,994
		41,361,860
Commercial Services & Supplies - 0.0%
Steelcase, Inc. Class A	87,000	933,510
Electrical Equipment - 2.8%
Acuity Brands, Inc.	160,900	15,945,190
Regal Beloit Corp.	161,400	14,843,958
Vestas Wind Systems A/S	158,000	20,253,224
		51,042,372
Industrial Conglomerates - 1.2%
Siemens AG	171,600	21,868,024
Machinery - 3.2%
Gardner Denver Holdings, Inc. (a)	191,983	6,064,743
ITT, Inc.	60,400	3,486,892
Oshkosh Corp.	251,800	19,821,696
Otis Worldwide Corp.	119,150	7,475,471
Stanley Black & Decker, Inc.	139,800	21,434,136
		58,282,938
Trading Companies & Distributors - 1.3%
Beacon Roofing Supply, Inc. (a)	67,300	2,097,068
HD Supply Holdings, Inc. (a)	432,600	15,184,260
United Rentals, Inc. (a)	39,200	6,090,504
		23,371,832

TOTAL INDUSTRIALS		265,017,854

INFORMATION TECHNOLOGY - 9.4%
Communications Equipment - 2.7%
Cisco Systems, Inc.	994,100	46,822,110
CommScope Holding Co., Inc. (a)	231,400	2,147,392
		48,969,502
Electronic Equipment & Components - 1.3%
Avnet, Inc.	26,600	710,752
TE Connectivity Ltd.	267,334	23,811,439
		24,522,191
IT Services - 2.1%
Amdocs Ltd.	175,982	10,928,482
Capgemini SA	64,300	8,293,769
Cognizant Technology Solutions Corp. Class A	268,713	18,358,472
		37,580,723
Semiconductors & Semiconductor Equipment - 2.8%
Broadcom, Inc.	6,800	2,153,900
Intel Corp.	746,100	35,611,353
NXP Semiconductors NV	94,100	11,059,573
ON Semiconductor Corp. (a)	120,800	2,488,480
		51,313,306
Software - 0.5%
Nortonlifelock, Inc.	413,900	8,878,155

TOTAL INFORMATION TECHNOLOGY		171,263,877

MATERIALS - 5.3%
Chemicals - 2.5%
Albemarle Corp. U.S. (b)	111,700	9,210,782
DuPont de Nemours, Inc.	684,900	36,628,452
		45,839,234
Metals & Mining - 2.8%
BHP Billiton Ltd. sponsored ADR	39,700	2,097,748
Lundin Mining Corp.	1,843,400	10,321,774
Newmont Corp.	550,300	38,080,760
		50,500,282

TOTAL MATERIALS		96,339,516

REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Simon Property Group, Inc.	137,500	8,573,125
Real Estate Management & Development - 1.4%
CBRE Group, Inc. (a)	580,493	25,431,398

TOTAL REAL ESTATE		34,004,523

UTILITIES - 4.8%
Electric Utilities - 3.7%
Exelon Corp.	576,412	22,255,267
PG&E Corp. (a)	1,594,700	14,910,445
Southern Co.	543,700	29,691,457
		66,857,169
Multi-Utilities - 1.1%
Dominion Energy, Inc.	249,000	20,176,470

TOTAL UTILITIES		87,033,639

TOTAL COMMON STOCKS
(Cost $1,678,023,123)		1,772,844,444

Nonconvertible Preferred Stocks - 1.4%
INFORMATION TECHNOLOGY - 1.4%
Technology Hardware, Storage & Peripherals - 1.4%
Samsung Electronics Co. Ltd.
(Cost $24,209,328)	602,360	24,933,370

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.14% (c)	43,119,182	43,132,118
Fidelity Securities Lending Cash Central Fund 0.13% (c)(d)	7,114,538	7,115,250
TOTAL MONEY MARKET FUNDS
(Cost $50,245,631)		50,247,368
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $1,752,478,082)		1,848,025,182
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(22,604,021)
NET ASSETS - 100%		$1,825,421,161

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$725,463
Fidelity Securities Lending Cash Central Fund	79,610
Total	$805,073

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$174,220,806	$166,013,191	$8,207,615	$--
Consumer Discretionary	148,468,404	148,468,404	--	--
Consumer Staples	85,548,246	85,548,246	--	--
Energy	62,037,354	62,037,354	--	--
Financials	321,180,928	321,180,928	--	--
Health Care	327,729,297	298,273,749	29,455,548	--
Industrials	265,017,854	204,679,972	60,337,882	--
Information Technology	196,197,247	196,197,247	--	--
Materials	96,339,516	96,339,516	--	--
Real Estate	34,004,523	34,004,523	--	--
Utilities	87,033,639	87,033,639	--	--
Money Market Funds	50,247,368	50,247,368	--	--
Total Investments in Securities:	$1,848,025,182	$1,750,024,137	$98,001,045	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.7%
Switzerland	4.1%
France	2.0%
Canada	1.7%
Germany	1.5%
Korea (South)	1.4%
Ireland	1.3%
Netherlands	1.3%
Denmark	1.1%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $6,863,716) — See accompanying schedule: Unaffiliated issuers (cost $1,702,232,451)	$1,797,777,814
Fidelity Central Funds (cost $50,245,631)	50,247,368
Total Investment in Securities (cost $1,752,478,082)		$1,848,025,182
Foreign currency held at value (cost $1,328)		1,384
Receivable for fund shares sold		34,770,020
Dividends receivable		2,040,949
Distributions receivable from Fidelity Central Funds		9,760
Prepaid expenses		275
Other receivables		149,506
Total assets		1,884,997,076
Liabilities
Payable for investments purchased	$50,130,794
Payable for fund shares redeemed	1,329,756
Accrued management fee	719,499
Other affiliated payables	247,081
Other payables and accrued expenses	33,048
Collateral on securities loaned	7,115,737
Total liabilities		59,575,915
Net Assets		$1,825,421,161
Net Assets consist of:
Paid in capital		$1,808,575,171
Total accumulated earnings (loss)		16,845,990
Net Assets		$1,825,421,161
Net Asset Value and Maximum Offering Price
Value Discovery:
Net Asset Value, offering price and redemption price per share ($1,788,146,055 ÷ 66,251,043 shares)		$26.99
Class K:
Net Asset Value, offering price and redemption price per share ($37,275,106 ÷ 1,380,173 shares)		$27.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$47,538,316
Special dividends		6,644,400
Income from Fidelity Central Funds (including $79,610 from security lending)		805,073
Total income		54,987,789
Expenses
Management fee
Basic fee	$10,799,238
Performance adjustment	(1,229,274)
Transfer agent fees	2,864,978
Accounting fees	613,997
Custodian fees and expenses	40,732
Independent trustees' fees and expenses	13,223
Registration fees	117,078
Audit	50,024
Legal	6,372
Interest	12,481
Miscellaneous	36,764
Total expenses before reductions	13,325,613
Expense reductions	(321,020)
Total expenses after reductions		13,004,593
Net investment income (loss)		41,983,196
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(75,763,684)
Redemptions in-kind with affiliated entities	45,570,810
Fidelity Central Funds	(1,599)
Foreign currency transactions	(38,655)
Total net realized gain (loss)		(30,233,128)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $79,995)	(81,638,697)
Fidelity Central Funds	1,557
Assets and liabilities in foreign currencies	39,739
Total change in net unrealized appreciation (depreciation)		(81,597,401)
Net gain (loss)		(111,830,529)
Net increase (decrease) in net assets resulting from operations		$(69,847,333)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,983,196	$45,287,729
Net realized gain (loss)	(30,233,128)	45,693,992
Change in net unrealized appreciation (depreciation)	(81,597,401)	(19,318,772)
Net increase (decrease) in net assets resulting from operations	(69,847,333)	71,662,949
Distributions to shareholders	(70,564,497)	(94,739,011)
Share transactions - net increase (decrease)	(490,630,701)	98,392,858
Total increase (decrease) in net assets	(631,042,531)	75,316,796
Net Assets
Beginning of period	2,456,463,692	2,381,146,896
End of period	$1,825,421,161	$2,456,463,692

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Value Discovery Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.85	$29.25	$28.10	$24.16	$24.99
Income from Investment Operations
Net investment income (loss)A	.57B	.54	.42	.38	.34
Net realized and unrealized gain (loss)	(1.53)	.22	1.28	3.86	(.38)
Total from investment operations	(.96)	.76	1.70	4.24	(.04)
Distributions from net investment income	(.52)	(.57)	(.31)	(.29)	(.47)
Distributions from net realized gain	(.38)	(.59)	(.24)	(.01)	(.32)
Total distributions	(.90)	(1.16)	(.55)	(.30)	(.79)
Net asset value, end of period	$26.99	$28.85	$29.25	$28.10	$24.16
Total ReturnC	(3.54)%	2.86%	6.19%	17.70%	.05%
Ratios to Average Net AssetsD,E
Expenses before reductions	.66%	.60%	.69%	.75%	.86%
Expenses net of fee waivers, if any	.66%	.60%	.69%	.75%	.86%
Expenses net of all reductions	.64%	.60%	.69%	.75%	.86%
Net investment income (loss)	2.07%B	1.95%	1.50%	1.44%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$1,788,146	$2,400,695	$2,313,811	$2,708,049	$1,712,212
Portfolio turnover rateF	70%G	48%	33%G	32%G	41%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.74%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Value Discovery Fund Class K

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.86	$29.28	$28.11	$24.17	$24.99
Income from Investment Operations
Net investment income (loss)A	.60B	.58	.46	.41	.38
Net realized and unrealized gain (loss)	(1.52)	.20	1.28	3.86	(.38)
Total from investment operations	(.92)	.78	1.74	4.27	–C
Distributions from net investment income	(.55)	(.61)	(.33)	(.32)	(.50)
Distributions from net realized gain	(.38)	(.59)	(.24)	(.01)	(.32)
Total distributions	(.93)	(1.20)	(.57)	(.33)	(.82)
Net asset value, end of period	$27.01	$28.86	$29.28	$28.11	$24.17
Total ReturnD	(3.40)%	2.93%	6.34%	17.82%	.24%
Ratios to Average Net AssetsE,F
Expenses before reductions	.56%	.49%	.57%	.63%	.70%
Expenses net of fee waivers, if any	.56%	.49%	.57%	.63%	.70%
Expenses net of all reductions	.54%	.48%	.56%	.63%	.70%
Net investment income (loss)	2.17%B	2.06%	1.62%	1.56%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$37,275	$55,768	$67,335	$113,668	$222,946
Portfolio turnover rateG	70%H	48%	33%H	32%H	41%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, redemptions in kind, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$264,422,117
Gross unrealized depreciation	(180,603,065)
Net unrealized appreciation (depreciation)	$83,819,052
Tax Cost	$1,764,206,130

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,108,010
Net unrealized appreciation (depreciation) on securities and other investments	$83,849,774

The Fund intends to elect to defer to its next fiscal year $85,111,794 of capital losses recognized during the period November 1, 2019 to July 31, 2020.

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$46,510,387	$ 46,250,060
Long-term Capital Gains	24,054,110	48,488,952
Total	$70,564,497	$ 94,739,012

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery Fund	1,396,933,452	1,618,241,951

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Value Discovery as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value Discovery, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Discovery	$2,844,184.14
Class K	20,794.04
	$2,864,978

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Value Discovery Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Value Discovery Fund	$35,830

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Value Discovery Fund	Borrower	$22,125,000	1.69%	$12,481

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 7,715,624 shares of the Fund were redeemed in-kind for investments and cash with a value of $230,194,879. The net realized gain of $45,570,810 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $22,985.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Value Discovery Fund	$5,098

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $7,526. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $311,598 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $622.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,800.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2020	Year ended July 31, 2019
Distributions to shareholders
Value Discovery	$68,839,664	$91,991,501
Class K	1,724,833	2,747,510
Total	$70,564,497	$94,739,011

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Value Discovery
Shares sold	33,438,247	26,907,992	$858,881,720	$728,614,220
Reinvestment of distributions	1,722,368	2,791,422	49,825,323	76,426,545
Shares redeemed	(52,136,661)(a)	(25,569,493)	(1,384,972,163)(a)	(696,228,144)
Net increase (decrease)	(16,976,046)	4,129,921	$(476,265,120)	$108,812,621
Class K
Shares sold	313,065	327,970	$8,551,240	$9,123,505
Reinvestment of distributions	59,409	100,296	1,724,833	2,747,510
Shares redeemed	(924,367)	(795,844)	(24,641,654)	(22,290,778)
Net increase (decrease)	(551,893)	(367,578)	$(14,365,581)	$(10,419,763)

 (a) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 9, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Value Discovery Fund
Value Discovery	.68%
Actual		$1,000.00	$932.00	$3.27
Hypothetical-C		$1,000.00	$1,021.48	$3.42
Class K	.58%
Actual		$1,000.00	$932.70	$2.79
Hypothetical-C		$1,000.00	$1,021.98	$2.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $13,769,503, or, if subsequently determined to be different, the net capital gain of such year.

Value Discovery designates 93% and 80%; and Class K designates 88% and 76% of the dividends distributed in September and December, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Value Discovery designates 100% and 98%; and Class K designates 100% and 93% of the dividends distributed in September and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Value Discovery designates 0% and 3%; and Class K designates 1% and 7% of the dividends distributed in September and December, respectively, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	51,196,847,491.427	94.398
Withheld	3,038,239,286.369	5.602
TOTAL	54,235,086,777.797	100.000
Donald F. Donahue
Affirmative	51,237,854,534.400	94.474
Withheld	2,997,232,243.397	5.526
TOTAL	54,235,086,777.797	100.000
Bettina Doulton
Affirmative	51,360,110,652.541	94.699
Withheld	2,874,976,125.255	5.301
TOTAL	54,235,086,777.797	100.000
Vicki L. Fuller
Affirmative	51,563,431,518.122	95.074
Withheld	2,671,655,259.675	4.926
TOTAL	54,235,086,777.797	100.000
Patricia L. Kampling
Affirmative	51,164,274,033.278	94.338
Withheld	3,070,812,744.518	5.662
TOTAL	54,235,086,777.797	100.000
Alan J. Lacy
Affirmative	50,656,049,520.376	93.401
Withheld	3,579,037,257.420	6.599
TOTAL	54,235,086,777.797	100.000
Ned C. Lautenbach
Affirmative	50,648,184,728.350	93.386
Withheld	3,586,902,049.447	6.614
TOTAL	54,235,086,777.797	100.000
Robert A. Lawrence
Affirmative	50,828,079,099.188	93.718
Withheld	3,407,007,678.608	6.282
TOTAL	54,235,086,777.797	100.000
Joseph Mauriello
Affirmative	50,733,010,817.685	93.543
Withheld	3,502,075,960.112	6.457
TOTAL	54,235,086,777.797	100.000
Cornelia M. Small
Affirmative	50,936,822,997.692	93.919
Withheld	3,298,263,780.105	6.081
TOTAL	54,235,086,777.797	100.000
Garnett A. Smith
Affirmative	50,777,344,834.274	93.625
Withheld	3,457,741,943.523	6.375
TOTAL	54,235,086,777.797	100.000
David M. Thomas
Affirmative	50,835,673,463.433	93.732
Withheld	3,399,413,314.364	6.268
TOTAL	54,235,086,777.797	100.000
Susan Tomasky
Affirmative	51,193,289,850.509	94.391
Withheld	3,041,796,927.288	5.609
TOTAL	54,235,086,777.797	100.000
Michael E. Wiley
Affirmative	50,830,132,792.508	93.722
Withheld	3,404,953,985.289	6.278
TOTAL	54,235,086,777.797	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	876,082,766.425	70.641
Against	221,850,579.733	17.888
Abstain	128,446,643.406	10.357
Broker Non-Vote	13,817,491.880	1.114
TOTAL	1,240,197,481.444	100.000
Proposal 1 reflects trust wide proposal and voting results.

FVD-ANN-0920
1.788864.117

Fidelity® Series Intrinsic Opportunities Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Intrinsic Opportunities Fund	(1.89)%	4.78%	10.29%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Intrinsic Opportunities Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$21,163	Fidelity® Series Intrinsic Opportunities Fund
$26,460	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Joel Tillinghast:  For the fiscal year ending July 31, 2020, the fund returned -1.89%, underperforming the 10.93% result of the benchmark Russell 3000® Index. The primary detractor from performance versus the benchmark was our stock picks in consumer discretionary. An underweighting and stock selection in information technology and an overweighting in energy also hurt. Not owning Apple, a benchmark component that gained 102%, was the largest individual relative detractor versus the Russell 3000 Index. Our second-largest relative detractor this period was avoiding Amazon.com, a benchmark component that gained roughly 70%. Avoiding Microsoft, a benchmark component that gained about 52%, hurt performance. Foreign holdings detracted, despite favorable foreign exchange. Conversely, the top contributor to performance versus the benchmark was an overweighting in the outperforming consumer discretionary sector. Also lifting the fund's relative result was an underweighting in the lagging real estate sector and an overweighting in the strong-performing health care sector. Our top individual relative contributor was an out-of-benchmark stake in Z Holdings (+83%). We reduced our position the past year. Our second-largest relative contributor this period was avoiding Exxon Mobil, a benchmark component that returned -40%. Another notable relative contributor was an outsized stake in Amgen (+35%), which also was one of our biggest holdings in the fund even though we reduced our stake during the period. Notable changes in positioning include increased exposure to consumer staples and communication services. The fund's stake in cash declined to 6% of assets at period end, from about 13% of assets a year ago.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Anthem, Inc.	5.7
Itochu Corp.	3.5
Amgen, Inc.	3.1
MetLife, Inc.	2.7
UnitedHealth Group, Inc.	2.3
John David Group PLC	2.2
The Western Union Co.	2.0
United Therapeutics Corp.	1.8
Synchrony Financial	1.8
Walgreens Boots Alliance, Inc.	1.8
26.9

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Health Care	21.9
Consumer Discretionary	18.7
Financials	13.9
Industrials	9.9
Energy	6.5

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks	94.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.4%

 * Foreign investments - 41.8%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
COMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	1,150,200	$66,113,496
Entertainment - 0.0%
Ateam, Inc.	5,000	39,299
GAMEVIL, Inc. (a)	15,000	420,200
Nihon Falcom Corp.	35,000	432,478
		891,977
Interactive Media & Services - 1.4%
Cars.com, Inc. (a)(b)	656,000	5,326,720
Kakaku.com, Inc.	500,000	12,011,714
mixi, Inc.	10,000	194,228
Momo, Inc. ADR	5,000	92,350
XLMedia PLC	125,000	36,816
Yahoo! Japan Corp.	18,000,000	95,719,265
YY, Inc. ADR (a)	600,000	47,892,000
Zappallas, Inc. (a)(c)	1,000,000	3,580,369
ZIGExN Co. Ltd.	300,000	802,041
		165,655,503
Media - 2.9%
AMC Networks, Inc. Class A (a)(b)	125,000	2,887,500
Comcast Corp. Class A	3,550,000	151,940,000
Corus Entertainment, Inc. Class B (non-vtg.)	400,000	716,712
Criteo SA sponsored ADR (a)	25,000	342,250
Discovery Communications, Inc.:
Class A (a)(b)	2,600,000	54,860,000
Class B (a)(b)	19,308	681,186
DISH Network Corp. Class A (a)	100,000	3,211,000
DMS, Inc.	250,000	3,792,924
F@N Communications, Inc.	525,000	2,107,836
Gendai Agency, Inc. (c)	850,000	2,119,881
Hyundai HCN	2,250,049	7,460,275
Interspace Co. Ltd.	20,000	223,891
Ipsos SA	10,000	263,272
ITE Group PLC	548,427	572,877
Nippon BS Broadcasting Corp.	200,000	1,991,403
Nippon Television Network Corp.	200,000	2,153,890
Omnicom Group, Inc.	100,000	5,373,000
Pico Far East Holdings Ltd.	10,600,000	1,395,043
Proto Corp.	100,000	982,476
RKB Mainichi Broadcasting Corp.	3,000	158,141
Sky Network Television Ltd. (a)	3,500,000	299,435
Television Broadcasts Ltd.	1,500,000	1,747,674
ViacomCBS, Inc.:
Class A (b)	650,906	18,056,132
Class B (b)	3,050,000	79,513,500
WOWOW INC.	250,000	5,800,387
		348,650,685
Wireless Telecommunication Services - 0.2%
Okinawa Cellular Telephone Co.	525,000	20,954,372

TOTAL COMMUNICATION SERVICES		602,266,033

CONSUMER DISCRETIONARY - 18.7%
Auto Components - 4.9%
Adient PLC (a)	1,200,000	19,968,000
ASTI Corp.	30,000	337,254
ATLASBX Co. Ltd.	6,000	229,291
Brembo SpA	1,000	9,000
Burelle SA	1,700	993,247
Chita Kogyo Co. Ltd.	10,000	56,115
Compagnie Plastic Omnium	10,000	201,076
Cooper Tire & Rubber Co.	350,000	10,871,000
Cooper-Standard Holding, Inc. (a)	300,000	3,213,000
DaikyoNishikawa Corp.	1,000,000	4,175,523
DongAh Tire & Rubber Co. Ltd.	57,879	513,034
DTR Automotive Corp.	50,120	1,012,157
Eagle Industry Co. Ltd.	300,000	1,762,789
Exedy Corp.	15,000	183,506
Fukoku Co. Ltd.	250,000	1,473,714
G-Tekt Corp. (c)	2,850,000	23,504,322
Gentex Corp.	250,000	6,747,500
Hi-Lex Corp.	249,937	2,590,155
Hu Lane Associate, Inc.	50,000	128,568
Hyundai Mobis	950,000	163,250,715
IJT Technology Holdings Co. Ltd.	1,600,000	6,544,802
INFAC Corp.	362,529	1,409,663
Johnson Electric Holdings Ltd.	10,000	18,399
Lear Corp.	1,725,200	190,427,576
Linamar Corp.	2,650,000	79,136,959
Murakami Corp.	35,000	753,861
Nokian Tyres PLC	5,000	119,915
Piolax, Inc.	924,000	12,691,852
Seoyon Co. Ltd.	425,000	2,370,470
Seoyon E-Hwa Co., Ltd.	685,725	2,058,563
SL Corp.	15,000	142,993
Stanley Electric Co. Ltd.	100,000	2,376,836
Strattec Security Corp.	40,000	864,400
TBK Co. Ltd. (c)	1,800,000	7,192,858
The Furukawa Battery Co. Ltd. (b)	150,000	1,476,548
TPR Co. Ltd.	825,000	9,944,736
Xinyi Glass Holdings Ltd.	300,000	439,725
Yorozu Corp. (c)	1,852,000	17,653,091
		576,843,213
Automobiles - 0.2%
Audi AG (a)	11,352	20,994,179
Kabe Husvagnar AB (B Shares)	25,000	447,023
Renault SA	10,000	236,238
		21,677,440
Distributors - 0.1%
Doshisha Co. Ltd.	350,000	5,511,785
Harima-Kyowa Co. Ltd.	150,000	2,553,493
Headlam Group PLC	50,000	179,988
LKQ Corp. (a)	5,000	140,950
Nakayamafuku Co. Ltd.	200,000	855,888
SPK Corp.	30,000	379,198
Uni-Select, Inc.	25,000	142,969
Yagi & Co. Ltd.	450,000	6,533,938
Yamae Hisano Co.	50,000	566,813
		16,865,022
Diversified Consumer Services - 0.5%
Cross-Harbour Holdings Ltd.	1,300,000	1,811,543
Estacio Participacoes SA	5,000	32,483
Heian Ceremony Service Co. Ltd.	500,000	3,944,074
Kukbo Design Co. Ltd.	200,000	2,600,639
MegaStudy Co. Ltd. (c)	1,086,945	9,225,571
MegaStudyEdu Co. Ltd. (c)	1,048,420	29,764,236
Multicampus Co. Ltd.	60,000	1,472,580
Step Co. Ltd.	217,000	2,972,462
Tsukada Global Holdings, Inc.	1,100,000	2,275,755
		54,099,343
Hotels, Restaurants & Leisure - 0.2%
Betsson AB (B Shares)	125,000	936,756
Biglari Holdings, Inc. (a)	2,000	129,860
Brinker International, Inc.	50,000	1,344,500
Fairwood Holdings Ltd.	50,000	107,093
Hiday Hidaka Corp.	250,000	3,469,368
Kura Sushi, Inc.	100,000	4,137,736
NetEnt AB	175,000	1,524,720
Playtech Ltd.	100,000	390,344
The Cheesecake Factory, Inc. (b)	50,000	1,200,000
The Restaurant Group PLC (b)	16,957,111	9,811,011
ZEAL Network SE	1,000	40,639
		23,092,027
Household Durables - 2.3%
Ace Bed Co. Ltd.	250,145	8,806,302
Avantia Co. Ltd.	700,000	5,720,089
Cuckoo Holdings Co. Ltd.	35,000	2,350,191
Emak SpA (a)	1,200,000	1,105,388
FJ Next Co. Ltd. (b)	1,100,000	8,261,301
Flexsteel Industries, Inc.	10,000	157,700
Fuji Corp. Ltd.	50,000	225,781
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	6,850,581	55,893,646
Haier Electronics Group Co. Ltd.	1,000	4,381
Hamilton Beach Brands Holding Co.:
Class A	125,000	1,900,000
Class B	125,000	1,900,000
Helen of Troy Ltd. (a)	425,000	80,006,250
Iida Group Holdings Co. Ltd.	100,000	1,537,953
iRobot Corp. (a)(b)	10,000	726,900
Mohawk Industries, Inc. (a)	550,000	43,917,500
Nittoh Corp.	25,000	101,790
Q.E.P. Co., Inc. (a)	30,998	348,728
SABAF SpA (a)	400,000	5,206,539
Sanei Architecture Planning Co. Ltd.	660,000	7,432,053
Taylor Morrison Home Corp. (a)	2,100,000	49,245,000
Urbi, Desarrollos Urbanos, S.A.B. de CV (a)	16	12
Wellpool Co. Ltd.	200,000	340,236
		275,187,740
Internet & Direct Marketing Retail - 0.0%
Aucnet, Inc.	100,000	1,065,609
CROOZ, Inc. (a)	50,000	683,482
Danawa Co. Ltd.	10,000	229,124
Hyundai Home Shopping Network Corp.	10,000	506,748
Liberty Interactive Corp. QVC Group Series A (a)	50,000	545,500
NS Shopping Co. Ltd.	75,000	790,226
		3,820,689
Leisure Products - 0.1%
Dream International Ltd.	448,000	168,788
Mars Group Holdings Corp.	550,000	7,710,547
		7,879,335
Multiline Retail - 0.4%
Big Lots, Inc.	100,000	3,934,000
Grazziotin SA	400,000	1,959,916
Gwangju Shinsegae Co. Ltd. (c)	97,372	11,236,546
Lifestyle China Group Ltd. (a)	12,500,000	2,580,545
Lifestyle International Holdings Ltd.	11,700,000	9,480,407
Macy's, Inc. (b)	700,000	4,242,000
Ryohin Keikaku Co. Ltd.	100,000	1,196,920
Treasure Factory Co. Ltd. (c)	850,000	5,420,150
Watts Co. Ltd.	68,300	644,577
		40,695,061
Specialty Retail - 9.2%
ABC-MART, Inc.	25,000	1,317,840
Arc Land Sakamoto Co. Ltd.	525,000	9,686,127
AT-Group Co. Ltd.	971,907	11,880,853
AutoNation, Inc. (a)	600,000	30,804,000
Bed Bath & Beyond, Inc. (b)	500,000	5,410,000
Best Buy Co., Inc.	1,950,000	194,200,500
DCM Japan Holdings Co. Ltd. (b)	25,000	313,873
Dick's Sporting Goods, Inc.	25,000	1,140,500
Dunelm Group PLC	300,000	4,830,210
E-Life Mall Corp. Ltd.	100,000	236,701
Fenix Outdoor International AG	3,000	333,132
Foot Locker, Inc. (b)	750,000	22,042,500
Formosa Optical Technology Co. Ltd.	751,383	1,709,433
Fuji Corp. (c)	705,790	12,928,315
GameStop Corp. Class A (a)(b)(c)	6,978,267	27,982,851
Genesco, Inc. (a)(b)	450,000	6,997,500
Goldlion Holdings Ltd.	9,300,000	1,763,932
Guess?, Inc. (b)(c)	4,600,000	47,564,000
Handsman Co. Ltd. (c)	743,100	10,635,270
Hibbett Sports, Inc. (a)(b)(c)	1,350,300	31,313,457
Hour Glass Ltd.	28,600,000	14,081,479
IA Group Corp.	18,200	545,029
International Housewares Retail Co. Ltd.	999,600	285,036
JB Hi-Fi Ltd.	750,000	24,471,699
John David Group PLC	33,000,000	261,601,032
Jumbo SA	1,725,000	33,750,918
K's Holdings Corp.	1,900,000	24,410,751
Ku Holdings Co. Ltd.	600,000	4,710,217
Leon's Furniture Ltd.	225,000	2,249,244
Lookers PLC (d)	1,534,541	421,830
Mandarake, Inc.	180,000	799,206
Mitsui & Associates Telepark Corp.	25,000	446,601
Mr. Bricolage SA (a)	311,600	1,908,656
Nafco Co. Ltd.	640,400	11,161,853
Nitori Holdings Co. Ltd.	350,000	76,609,513
Nojima Co. Ltd.	50,000	1,246,044
Oriental Watch Holdings Ltd.	9,273,000	2,345,081
Padini Holdings Bhd	2,000,000	1,007,621
Sacs Bar Holdings, Inc.	400,000	1,787,351
Sally Beauty Holdings, Inc. (a)(b)(c)	5,992,200	69,569,442
Samse SA	37,000	5,448,019
Silvano Fashion Group A/S	9,800	18,839
SuperGroup PLC	125,000	188,332
The Buckle, Inc.	1,000,000	16,030,000
Tokatsu Holdings Co. Ltd. (c)	250,000	944,688
Truworths International Ltd.	334,900	639,286
Urban Outfitters, Inc. (a)	1,850,000	30,599,000
Vita Group Ltd.	350,000	256,309
Williams-Sonoma, Inc. (b)	900,000	78,408,000
		1,089,032,070
Textiles, Apparel & Luxury Goods - 0.8%
Best Pacific International Holdings Ltd.	31,200,000	4,226,933
Bjorn Borg AB (a)	5,000	8,086
Capri Holdings Ltd. (a)	2,825,000	42,318,500
Embry Holdings Ltd.	3,200,000	433,532
Ff Group (a)(d)	1,180,000	1,667,977
Fossil Group, Inc. (a)(b)	2,338,700	7,741,097
Fujibo Holdings, Inc.	2,000	57,815
Gildan Activewear, Inc.	50,000	887,304
Grendene SA	300,000	438,221
Hagihara Industries, Inc.	135,000	1,702,565
Magni-Tech Industries Bhd	8,533,333	4,258,035
Movado Group, Inc. (b)	25,000	241,000
Only Corp.	15,000	74,961
PVH Corp.	100,000	4,866,000
Sakai Ovex Co. Ltd.	190,000	3,885,976
Sitoy Group Holdings Ltd.	11,200,000	534,689
Tapestry, Inc.	900,000	12,024,000
Ted Baker PLC (b)	4,411,145	4,244,029
Texwinca Holdings Ltd.	1,800,000	255,474
Youngone Holdings Co. Ltd.	258,000	7,497,115
Yue Yuen Industrial (Holdings) Ltd.	1,138,000	1,806,046
		99,169,355

TOTAL CONSUMER DISCRETIONARY		2,208,361,295

CONSUMER STAPLES - 6.3%
Beverages - 0.9%
A.G. Barr PLC	500,000	2,814,350
Britvic PLC	6,968,131	72,833,449
C&C Group PLC (United Kingdom)	412,710	1,250,650
Jinro Distillers Co. Ltd. (c)	460,240	11,545,833
Lucas Bols BV (e)	120,000	1,094,080
Muhak Co. Ltd. (a)	340,000	1,535,297
National Beverage Corp. (a)(b)	1,000	64,150
Olvi PLC (A Shares)	100,000	5,006,287
Spritzer Bhd	1,000,000	477,176
Willamette Valley Vineyards, Inc. (a)	5,000	31,750
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	6,350,762	12,815,751
		109,468,773
Food & Staples Retailing - 2.9%
Amsterdam Commodities NV	625,000	13,885,086
Belc Co. Ltd.	25,000	1,792,546
Create SD Holdings Co. Ltd.	930,000	33,341,363
Daiichi Co. Ltd.	200,000	1,745,784
Dong Suh Companies, Inc.	500,000	9,031,157
Genky DrugStores Co. Ltd.	400,000	13,868,027
Halows Co. Ltd.	100,000	3,386,708
Magnit OJSC	5,388	330,888
MARR SpA	750,000	11,149,297
Medical Ikkou Co. Ltd.	3,000	221,057
Nihon Chouzai Co. Ltd.	100,000	1,485,050
OM2 Network Co. Ltd.	220,000	2,493,978
Qol Holdings Co. Ltd.	150,000	1,462,378
Retail Partners Co. Ltd. (b)	550,000	11,020,264
Sapporo Clinical Laboratory	20,000	291,153
Satoh & Co. Ltd.	50,000	694,346
Satsudora Holdings Co. Ltd. (c)	350,000	6,315,243
Shoei Foods Corp. (b)	40,000	1,373,577
Total Produce PLC	100,000	125,805
Valor Holdings Co. Ltd.	650,000	14,067,829
Walgreens Boots Alliance, Inc.	5,050,100	205,589,571
Yuasa Funashoku Co. Ltd.	10,000	278,305
		333,949,412
Food Products - 1.8%
Ajinomoto Malaysia Bhd	1,650,000	5,921,009
Armanino Foods of Distinction	425,000	930,750
Astral Foods Ltd.	10,000	80,140
Axyz Co. Ltd.	1,000	27,235
Bakkavor Group PLC (e)	100,000	83,776
Bell AG	40,500	10,362,473
Binggrea Co. Ltd.	15,000	763,885
Cal-Maine Foods, Inc. (a)(b)	100,000	4,394,500
Carr's Group PLC	4,270,000	7,196,391
Changshouhua Food Co. Ltd. (a)	11,300,000	3,936,622
Cranswick PLC	462,773	21,686,561
Delfi Ltd.	13,979,520	7,659,208
Fleury Michon SA (a)	2,000	56,777
Fresh Del Monte Produce, Inc.	1,438,000	32,470,040
Glanbia PLC	5,000	60,488
High Liner Foods, Inc.	50,000	206,801
Ingredion, Inc.	675,000	58,387,500
JC Comsa Corp.	150,000	683,010
Kaneko Seeds Co. Ltd.	150,000	1,983,846
Kaveri Seed Co. Ltd.	207,575	1,674,287
Lassonde Industries, Inc. Class A (sub. vtg.)	50,000	6,114,450
LDC SA	500	60,664
London Biscuits Bhd (a)(d)	5,000,000	23,588
M. Dias Branco SA	10,000	74,915
Nissin Foods Co. Ltd.	500,000	483,852
Nitto Fuji Flour Milling Co. Ltd.	10,000	565,868
Origin Enterprises PLC	100,000	373,410
Pickles Corp.	100,000	2,488,309
President Bakery PCL	16,500	36,105
Prima Meat Packers Ltd.	1,250,000	33,087,714
S Foods, Inc.	300,000	7,153,181
Shinobu Food Products Co. Ltd.	25,000	135,090
Thai President Foods PCL	131,357	821,244
Thai Wah PCL	426,000	52,994
Toyo Sugar Refining Co. Ltd.	210,000	2,360,777
Tyson Foods, Inc. Class A	20,000	1,229,000
Valsoia SpA	50,000	674,376
		214,300,836
Personal Products - 0.5%
Asaleo Care Ltd.	700,000	475,109
Hengan International Group Co. Ltd.	4,000,000	33,572,894
Jacques Bogart SA	15,000	159,023
Sarantis SA	2,400,000	23,888,826
		58,095,852
Tobacco - 0.2%
KT&G Corp.	315,000	21,309,769
Scandinavian Tobacco Group A/S (e)	400,000	5,878,166
		27,187,935

TOTAL CONSUMER STAPLES		743,002,808

ENERGY - 6.5%
Energy Equipment & Services - 0.2%
AKITA Drilling Ltd. Class A (non-vtg.)	250,000	62,526
Cactus, Inc.	5,000	113,100
Cathedral Energy Services Ltd. (a)	800,000	89,589
Championx Corp. (a)	1,000,000	9,510,000
Core Laboratories NV	20,000	426,600
Geospace Technologies Corp. (a)	440,000	3,322,000
High Arctic Energy Services, Inc. (b)	400,000	176,192
Liberty Oilfield Services, Inc. Class A	650,000	3,672,500
Oil States International, Inc. (a)	2,199,391	9,853,272
PHX Energy Services Corp. (a)	25,000	19,411
Prosafe ASA (a)(b)	600,000	96,903
Shelf Drilling Ltd. (a)(e)	100,000	35,268
Smart Sand, Inc. (a)(b)	455,000	532,350
Solaris Oilfield Infrastructure, Inc. Class A	200,000	1,452,000
Subsea 7 SA (a)	100,000	749,738
Tidewater, Inc. (a)(b)	82,985	516,167
Tidewater, Inc. warrants 11/14/24 (a)	4,764	1,763
		30,629,379
Oil, Gas & Consumable Fuels - 6.3%
Advantage Oil & Gas Ltd. (a)	300,000	358,356
Alvopetro Energy Ltd. (a)	2,800,000	1,672,328
ARC Resources Ltd.	100,000	424,801
Baytex Energy Corp. (a)(b)	5,300,000	2,453,246
Beach Energy Ltd.	1,392,894	1,408,142
Berry Petroleum Corp.	200,000	941,000
Birchcliff Energy Ltd. (b)	7,030,814	6,298,837
Bonanza Creek Energy, Inc. (a)(c)	1,200,000	21,828,000
Bonavista Energy Corp. (a)(b)	2,335,000	87,163
Bonterra Energy Corp. (b)	500,000	578,596
Cenovus Energy, Inc. (Canada)	150,000	667,438
China Petroleum & Chemical Corp.:
(H Shares)	225,000,000	95,854,713
sponsored ADR (H Shares)	50,000	2,125,500
CNOOC Ltd.	450,000	474,975
ConocoPhillips Co.	1,500,000	56,085,000
CONSOL Energy, Inc. (a)(b)	250,000	1,470,000
Delek U.S. Holdings, Inc.	450,000	7,866,000
Denbury Resources, Inc. (a)(b)	15,000,000	382,500
Enterprise Products Partners LP	15,000	264,000
EQT Corp.	1,400,000	20,328,000
Equitrans Midstream Corp. (b)	122,000	1,177,300
Frontline Ltd. (NY Shares)	25,000	200,000
Fuji Oil Co. Ltd. (a)	150,000	216,806
HollyFrontier Corp. (b)	216,022	5,940,605
Husky Energy, Inc.	8,000,000	25,741,909
Imperial Oil Ltd.	800,000	12,512,598
International Seaways, Inc.	55,000	949,850
Marathon Oil Corp.	500,000	2,745,000
Motor Oil (HELLAS) Corinth Refineries SA	300,000	4,042,724
Murphy Oil Corp.	4,000,000	52,840,000
NACCO Industries, Inc. Class A	150,000	3,276,000
NuVista Energy Ltd. (a)(b)	250,000	121,318
Oil & Natural Gas Corp. Ltd.	75,000,616	78,384,253
Oil India Ltd.	75,656	97,599
Ovintiv, Inc. (b)	2,000,000	19,380,000
Ovintiv, Inc.	10,000	96,756
PDC Energy, Inc. (a)	400,000	5,704,000
Peyto Exploration & Development Corp. (b)(c)	12,474,700	18,533,467
QEP Resources, Inc.	1,500,000	2,205,000
S-Oil Corp.	10,000	510,093
San-Ai Oil Co. Ltd.	200,000	1,607,860
Sanrin Co. Ltd.	15,000	103,160
Seven Generations Energy Ltd. (a)	200,000	547,986
Sinopec Kantons Holdings Ltd.	6,000,000	2,616,673
Southwestern Energy Co. (a)(b)(c)	50,260,100	122,132,043
Star Petroleum Refining PCL	3,700,000	824,463
Thai Oil PCL (For. Reg.)	1,000,000	1,346,585
Total SA sponsored ADR	3,750,083	141,228,126
TransGlobe Energy Corp. (b)	30,000	17,470
Tsakos Energy Navigation Ltd. (b)	140,000	1,218,000
Unit Corp. (a)(b)(c)	5,400,000	263,520
Whiting Petroleum Corp. (a)(b)(c)	7,879,604	6,146,091
World Fuel Services Corp.	250,000	5,882,500
		740,178,350

TOTAL ENERGY		770,807,729

FINANCIALS - 13.9%
Banks - 2.1%
Banco de Sabadell SA	101,510	34,557
Bar Harbor Bankshares	350,000	6,958,000
Camden National Corp.	46,843	1,484,455
Central Valley Community Bancorp	25,000	328,500
Citizens Financial Services, Inc.	15,355	752,395
Community Trust Bancorp, Inc.	35,000	1,071,350
Credit Agricole Atlantique Vendee	7,000	940,004
East West Bancorp, Inc.	1,025,000	35,526,500
F & M Bank Corp.	131,632	2,599,732
First Hawaiian, Inc.	100,000	1,738,000
First of Long Island Corp.	5,000	74,550
FNB Corp., Pennsylvania	50,000	370,500
Gunma Bank Ltd.	5,600,000	17,510,746
Hiroshima Bank Ltd.	1,000,000	4,553,399
NIBC Holding NV (b)(e)	1,000,000	8,610,814
Nordea Bank ABP (Stockholm Stock Exchange)	100,000	772,408
OFG Bancorp (b)	1,861,516	24,348,629
Ogaki Kyoritsu Bank Ltd.	60,000	1,167,068
Regions Financial Corp.	25,000	271,500
San ju San Financial Group, Inc.	300,000	3,545,416
Schweizerische Nationalbank	10	52,813
Shinsei Bank Ltd.	711,200	8,034,610
Skandiabanken ASA (e)	625,000	4,490,845
Sparebank 1 Oestlandet	1,000,000	9,657,377
Sumitomo Mitsui Financial Group, Inc.	3,000,000	79,939,329
Texas Capital Bancshares, Inc. (a)	200,000	6,644,000
The Keiyo Bank Ltd.	600,000	2,692,362
The San-In Godo Bank Ltd.	1,800,000	8,349,157
Unicaja Banco SA (e)	6,000,000	3,324,646
Van Lanschot NV (Bearer)	94,300	1,632,886
Yamaguchi Financial Group, Inc.	1,700,000	9,973,076
		247,449,624
Capital Markets - 0.4%
ABG Sundal Collier ASA	1,500,000	689,695
Blue Sky Alternative Investments Ltd. (a)(d)	10,000	0
CI Financial Corp.	10,000	137,444
Daou Data Corp.	10,000	121,670
Diamond Hill Investment Group, Inc.	16,000	1,824,480
Edify SA (a)	10,068	545,542
Franklin Resources, Inc. (b)	50,000	1,052,500
Goldman Sachs Group, Inc.	150,000	29,694,000
Lazard Ltd. Class A	225,000	6,597,000
		40,662,331
Consumer Finance - 3.4%
Aeon Credit Service (Asia) Co. Ltd.	10,300,000	7,096,758
Cash Converters International Ltd. (a)	14,200,000	1,826,134
Discover Financial Services	3,375,932	166,872,319
Santander Consumer U.S.A. Holdings, Inc.	1,000,000	18,360,000
Synchrony Financial	9,400,759	208,038,797
		402,194,008
Diversified Financial Services - 1.2%
Fuyo General Lease Co. Ltd.	600,000	33,668,698
IBJ Leasing Co. Ltd.	200,000	4,389,023
NICE Holdings Co. Ltd.	250,000	4,264,713
Ricoh Leasing Co. Ltd.	1,050,000	26,365,311
Tokyo Century Corp.	1,350,000	74,861,839
		143,549,584
Insurance - 6.6%
AFLAC, Inc.	4,150,000	147,615,500
ASR Nederland NV	1,000,000	32,193,373
Db Insurance Co. Ltd.	1,600,000	63,017,410
FBD Holdings PLC (a)	9,811	76,738
Genworth Financial, Inc. Class A (a)	12,500,000	25,500,000
Hartford Financial Services Group, Inc.	150,000	6,348,000
Hyundai Fire & Marine Insurance Co. Ltd.	550,000	10,716,137
Lincoln National Corp.	350,000	13,044,500
MetLife, Inc.	8,500,956	321,761,185
National Western Life Group, Inc.	24,000	4,674,960
NN Group NV	2,022,101	73,839,950
Power Corp. of Canada (sub. vtg.)	600,000	10,647,654
Principal Financial Group, Inc.	200,000	8,486,000
Prudential Financial, Inc.	250,000	15,842,500
Qualitas Controladora S.A.B. de CV	10,000	40,400
Reinsurance Group of America, Inc.	500,700	42,684,675
Shinkong Insurance Co. Ltd.	100,000	116,647
Talanx AG	180,000	6,560,239
		783,165,868
Thrifts & Mortgage Finance - 0.2%
ASAX Co. Ltd.	1,035,600	6,398,209
Genworth MI Canada, Inc.	443,200	10,981,976
Genworth Mortgage Insurance Ltd.	3,200,899	3,876,266
Hingham Institution for Savings	10,100	1,777,600
		23,034,051

TOTAL FINANCIALS		1,640,055,466

HEALTH CARE - 21.9%
Biotechnology - 6.6%
Alexion Pharmaceuticals, Inc. (a)	475,000	48,682,750
Amgen, Inc.	1,500,000	367,005,000
Biogen, Inc. (a)	75,000	20,601,750
Cell Biotech Co. Ltd.	375,000	5,597,436
Essex Bio-Technology Ltd.	3,500,000	2,221,849
Gilead Sciences, Inc.	1,816,600	126,308,198
United Therapeutics Corp. (a)	1,900,000	211,793,000
		782,209,983
Health Care Equipment & Supplies - 0.6%
A&T Corp. (b)	90,000	1,357,801
Create Medic Co. Ltd.	35,000	316,423
Fukuda Denshi Co. Ltd.	650,000	43,965,802
InBody Co. Ltd.	5,000	69,615
Interojo Co. Ltd.	5,304	99,573
Kawasumi Laboratories, Inc.	100,000	740,636
Medikit Co. Ltd.	70,000	2,324,406
Meridian Bioscience, Inc.(a)	50,000	1,224,500
Nakanishi, Inc.	250,000	3,922,819
Paramount Bed Holdings Co. Ltd.	75,000	3,191,866
Paul Hartmann AG	1,000	369,876
Riverstone Holdings Ltd.	100,000	275,065
St.Shine Optical Co. Ltd.	900,000	9,502,078
Value Added Technology Co. Ltd.	135,000	2,681,125
Vieworks Co. Ltd.	25,000	752,596
		70,794,181
Health Care Providers & Services - 12.9%
Anthem, Inc.	2,450,000	670,809,998
CVS Health Corp.	3,150,030	198,262,888
EBOS Group Ltd.	487,300	7,045,266
Excelsior Medical Co. Ltd.	200,000	393,025
Hokuyaku Takeyama Holdings, Inc.	15,000	104,152
Humana, Inc.	448,600	176,053,070
Laboratory Corp. of America Holdings (a)	430,000	82,955,600
Quest Diagnostics, Inc.	375,000	47,651,250
Saint-Care Holding Corp.	375,000	1,452,459
Sigma Healthcare Ltd.	6,500,000	3,088,210
Tokai Corp.	375,000	7,467,763
Uchiyama Holdings Co. Ltd. (b)	775,000	2,020,689
UnitedHealth Group, Inc.	900,000	272,502,000
Universal Health Services, Inc. Class B	460,000	50,554,000
Viemed Healthcare, Inc. (a)	25,000	271,380
Yagami, Inc.	5,000	77,701
		1,520,709,451
Health Care Technology - 0.2%
Pharmagest Interactive	150,000	14,276,754
Schrodinger, Inc. (b)	50,000	3,619,000
		17,895,754
Life Sciences Tools & Services - 0.1%
Berkeley Lights, Inc. (a)	15,400	923,538
ICON PLC (a)	50,000	9,273,000
		10,196,538
Pharmaceuticals - 1.5%
Apex Healthcare Bhd	3,000,000	2,392,011
Biofermin Pharmaceutical Co. Ltd.	100,000	2,190,733
Boiron SA	15,000	590,153
Bristol-Myers Squibb Co.	550,000	32,263,000
Daito Pharmaceutical Co. Ltd.	210,000	6,249,114
Dawnrays Pharmaceutical Holdings Ltd.	22,505,000	2,584,345
Dong E-E-Jiao Co. Ltd. (A Shares)	10,000	58,379
DongKook Pharmaceutical Co. Ltd.	83,000	10,181,877
Genomma Lab Internacional SA de CV (a)	3,200,000	3,379,016
Huons Co. Ltd.	3,194	161,054
Jazz Pharmaceuticals PLC (a)	325,000	35,181,250
Kaken Pharmaceutical Co. Ltd.	10,000	451,089
Korea United Pharm, Inc.	130,000	2,690,532
Kwang Dong Pharmaceutical Co. Ltd.	2,400,000	18,363,354
Kyung Dong Pharmaceutical Co. Ltd.	50,000	524,727
Lee's Pharmaceutical Holdings Ltd.	10,200,000	8,054,398
Luye Pharma Group Ltd. (e)	4,700,000	2,965,434
Nippon Chemiphar Co. Ltd.	75,010	1,731,136
Orient Europharma Co. Ltd.	200,000	349,431
PT Tempo Scan Pacific Tbk	500,000	47,402
Royalty Pharma PLC	200,000	8,610,000
Samjin Pharmaceutical Co. Ltd.	2,000	47,832
Sanofi SA sponsored ADR	200,000	10,490,000
Supernus Pharmaceuticals, Inc. (a)(b)	15,000	333,975
Syngen Biotech Co. Ltd.	62,618	247,384
Taro Pharmaceutical Industries Ltd. (a)	350,000	22,753,500
Towa Pharmaceutical Co. Ltd.	450,000	8,030,325
Vetoquinol SA	10,000	810,430
Vivimed Labs Ltd. (a)	100,000	14,282
		181,746,163

TOTAL HEALTH CARE		2,583,552,070

INDUSTRIALS - 9.9%
Aerospace & Defense - 0.1%
Magellan Aerospace Corp.	200,000	995,931
Moog, Inc. Class A	20,000	1,074,400
SIFCO Industries, Inc. (a)	61,000	232,410
The Lisi Group	10,000	224,517
Vectrus, Inc. (a)	60,000	2,639,400
		5,166,658
Air Freight & Logistics - 0.1%
AIT Corp.	900,000	7,702,990
CTI Logistics Ltd. (a)	456,843	156,668
Hub Group, Inc. Class A (a)	15,000	793,500
Onelogix Group Ltd.	4,600,100	538,220
SBS Co. Ltd.	250,000	5,271,362
		14,462,740
Building Products - 0.3%
InnoTec TSS AG	50,000	533,022
Installux SA (a)	500	176,693
Kondotec, Inc.	60,000	635,397
KVK Corp.	75,000	1,176,137
Nichias Corp.	5,000	107,553
Nihon Dengi Co. Ltd.	350,000	11,588,966
Nihon Flush Co. Ltd.	100,000	1,350,905
Noda Corp.	400,000	2,195,456
Resideo Technologies, Inc. (a)	50,000	664,000
Sekisui Jushi Corp.	750,000	14,021,539
		32,449,668
Commercial Services & Supplies - 0.3%
Asia File Corp. Bhd	5,300,100	2,321,316
BIC SA	1,000	59,074
Calian Technologies Ltd.	309,000	13,668,483
Civeo Corp. (a)	2,916,700	2,420,861
CMC Corp.	15,000	283,690
Fursys, Inc.	200,000	4,808,255
Loomis AB (B Shares) (a)	75,000	1,792,080
Matsuda Sangyo Co. Ltd.	150,000	2,302,678
Matthews International Corp. Class A	10,000	216,000
Mitie Group PLC	3,487,817	1,492,936
Nippon Kanzai Co. Ltd.	20,000	366,539
Relia, Inc.	1,000	10,524
Secom Joshinetsu Co. Ltd.	26,250	818,336
VSE Corp.	335,000	9,423,550
		39,984,322
Construction & Engineering - 0.9%
Arcadis NV	1,000,562	20,448,918
Argan, Inc.	5,000	214,500
Boustead Projs. Pte Ltd.	2,549,475	1,425,807
Boustead Singapore Ltd.	9,598,200	4,974,726
Daiichi Kensetsu Corp.	275,000	4,450,191
EMCOR Group, Inc.	1,000	68,500
Geumhwa PSC Co. Ltd.	1,000	20,696
Hokuriku Electrical Construction Co. Ltd.	125,000	1,063,955
Joban Kaihatsu Co. Ltd. (b)	5,000	248,925
Kawada Technologies, Inc.	1,000	39,394
Kawasaki Setsubi Kogyo Co. Ltd.	175,000	843,134
Meisei Industrial Co. Ltd.	600,000	4,517,500
Mirait Holdings Corp.	47,000	644,693
Nakano Corp.	10,000	35,237
Nippon Rietec Co. Ltd. (b)	1,041,046	29,100,705
Raiznext Corp.	1,925,000	21,585,896
Seikitokyu Kogyo Co. Ltd.	600,000	4,047,045
Shinnihon Corp.	75,000	552,643
Sinopec Engineering Group Co. Ltd. (H Shares)	100,000	44,256
Sumiken Mitsui Road Co. Ltd.	60,000	411,506
Sumitomo Densetsu Co. Ltd.	175,000	3,551,084
Watanabe Sato Co. Ltd.	60,000	1,178,971
		99,468,282
Electrical Equipment - 0.5%
Acuity Brands, Inc.	250,000	24,775,000
Aichi Electric Co. Ltd.	150,000	3,245,005
Aros Quality Group AB	853,205	17,665,987
BizLink Holding, Inc.	25,000	166,457
Canare Electric Co. Ltd.	95,000	1,361,438
Dewhurst PLC	25,000	292,071
Gerard Perrier Industrie SA	100	7,091
Hammond Power Solutions, Inc. Class A	529,700	2,669,361
Iwabuchi Corp.	10,000	542,251
Sensata Technologies, Inc. PLC (a)	100,000	3,798,000
Terasaki Electric Co. Ltd.	110,000	1,004,865
		55,527,526
Industrial Conglomerates - 0.2%
Lifco AB	100,018	7,632,092
Mytilineos SA	875,000	8,080,737
Nolato AB (B Shares)	65,000	5,393,039
Reunert Ltd.	300,000	555,817
		21,661,685
Machinery - 0.9%
Aalberts Industries NV	5,000	177,812
Beijer Alma AB (B Shares)	1,000	11,936
Conrad Industries, Inc. (a)	22,800	228,000
Crane Co.	20,000	1,131,400
Daihatsu Diesel Manufacturing Co. Ltd. (c)	3,184,000	12,061,631
Daiwa Industries Ltd.	1,100,000	8,573,048
Estic Corp.	70,000	2,681,498
Fuji Latex Co. Ltd.	35,000	1,072,930
Fujimak Corp. (c)	820,000	4,911,247
Fukushima Industries Corp.	100,000	3,216,664
Haitian International Holdings Ltd.	4,501,000	10,360,611
Hillenbrand, Inc.	25,000	730,750
Hokuetsu Industries Co. Ltd.	1,000	10,118
Hosokawa Micron Corp.	10,000	517,689
Hy-Lok Corp.	150,000	1,649,441
Ihara Science Corp.	200,000	2,660,243
Impro Precision Industries Ltd. (e)	250,000	86,126
ITT, Inc.	10,000	577,300
Koike Sanso Kogyo Co. Ltd.	35,000	766,095
Krones AG	15,000	909,966
Mitsuboshi Belting Ltd.	12,500	206,060
Nakanishi Manufacturing Co. Ltd.	250,000	2,267,252
Nansin Co. Ltd.	250,000	1,133,626
Oshkosh Corp.	5,000	393,600
Sakura Rubber Co. Ltd.	41,100	1,888,919
Sansei Co. Ltd. (c)	850,000	2,609,702
Semperit AG Holding (a)(b)	300,000	5,936,868
SIMPAC, Inc.	2,325,000	4,704,982
Snap-On, Inc.	25,000	3,646,750
Stanley Black & Decker, Inc.	25,000	3,833,000
Suzumo Machinery Co. Ltd.	10,000	143,498
Teikoku Sen-I Co. Ltd.	550,000	12,194,511
The Hanshin Diesel Works Ltd.	30,000	563,412
TK Group Holdings Ltd.	36,536,000	9,852,553
Tocalo Co. Ltd.	400,000	4,447,593
Tsubakimoto Chain Co.	1,000	23,220
Yamada Corp.	80,000	1,513,769
		107,693,820
Marine - 0.1%
Freight Management Holdings Bhd	1,500,000	187,263
Japan Transcity Corp.	1,400,000	6,044,117
SITC International Holdings Co. Ltd.	8,000,000	8,020,335
		14,251,715
Professional Services - 0.5%
ABIST Co. Ltd. (c)	260,000	6,263,285
Akka Technologies SA (b)	660,000	13,698,616
Benext Group, Inc.	75,000	698,597
Bertrandt AG	200,000	7,397,526
Career Design Center Co. Ltd.	110,000	779,368
Cpl Resources PLC	50,000	412,283
Kelly Services, Inc. Class A (non-vtg.)	25,000	370,250
McMillan Shakespeare Ltd.	2,500,000	15,753,623
Quick Co. Ltd.	5,000	47,943
Robert Half International, Inc.	100,000	5,087,000
SaraminHR Co. Ltd.	25,000	524,727
SHL-JAPAN Ltd.	152,300	3,009,887
TrueBlue, Inc. (a)	100,000	1,543,000
WDB Holdings Co. Ltd.	100,000	2,369,279
		57,955,384
Road & Rail - 0.7%
Autohellas SA (c)	2,600,000	9,938,364
Daqin Railway Co. Ltd. (A Shares)	42,000,622	39,079,308
Hamakyorex Co. Ltd.	250,000	7,403,996
Higashi Twenty One Co. Ltd.	200,000	795,428
Kyushu Railway Co.	150,000	2,944,594
NANSO Transport Co. Ltd.	125,000	1,218,648
Nikkon Holdings Co. Ltd.	100,000	1,803,410
Ryder System, Inc.	20,000	732,600
SENKO Co. Ltd.	250,000	1,849,228
Shin-Keisei Electric Railway Co. Ltd.	35,000	694,677
STEF-TFE Group (a)	105,000	8,064,246
The Hokkaido Chuo Bus Co. Ltd.	1,000	36,276
Tohbu Network Co. Ltd.	175,000	1,368,854
Universal Logistics Holdings, Inc.	10,000	183,700
Utoc Corp.	1,600,000	7,270,323
		83,383,652
Trading Companies & Distributors - 5.2%
AerCap Holdings NV (a)	750,000	20,197,500
Alconix Corp.	18,000	205,753
Applied Industrial Technologies, Inc.	1,000	63,120
Bergman & Beving AB (B Shares)	625,000	5,694,566
Canox Corp.	422,100	2,799,246
Chori Co. Ltd. (c)	1,566,400	20,879,414
Daiichi Jitsugyo Co. Ltd.	25,000	828,964
Green Cross Co. Ltd. (c)	612,000	5,579,141
HERIGE (a)	60,000	1,625,571
Houston Wire & Cable Co. (a)(c)	1,348,500	3,384,735
Howden Joinery Group PLC	225,000	1,444,056
iMarketKorea, Inc.	35,000	248,775
Itochu Corp.	19,000,000	416,600,144
Kamei Corp. (c)	2,100,000	18,846,535
Latham James PLC	10,000	107,338
Lumax International Corp. Ltd.	1,588,740	3,630,695
Maruka Machinery Co. Ltd.	5,000	90,218
Meiwa Corp.	1,425,000	5,653,961
Mitani Shoji Co. Ltd.	665,000	41,148,269
Mitsubishi Corp.	1,400,000	28,209,712
Momentum Group AB Class B	525,000	8,394,930
MSC Industrial Direct Co., Inc. Class A	25,000	1,650,250
Narasaki Sangyo Co. Ltd.	70,000	1,218,743
Nishikawa Keisoku Co. Ltd.	20,000	723,631
Parker Corp.	100	419
Pla Matels Corp.	300,000	1,502,055
Rasa Corp.	235,000	2,071,277
Sakai Trading Co. Ltd.	30,000	452,033
Sam Yung Trading Co. Ltd.	10,000	108,290
Sanyo Trading Co. Ltd.	75,000	633,414
Shinsho Corp.	100,000	1,643,758
Totech Corp.	10,000	213,689
Yamazen Co. Ltd.	100,000	901,233
Yuasa Trading Co. Ltd.	675,000	17,924,756
		614,676,191
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	3,000,000	1,439,944
Isewan Terminal Service Co. Ltd.	300,000	2,170,894
Meiko Transportation Co. Ltd.	100,000	1,077,890
Qingdao Port International Co. Ltd. (H Shares) (e)	17,000,000	9,629,305
		14,318,033

TOTAL INDUSTRIALS		1,160,999,676

INFORMATION TECHNOLOGY - 6.4%
Communications Equipment - 0.1%
Casa Systems, Inc. (a)	105,000	589,050
F5 Networks, Inc. (a)	100,000	13,590,000
HF Co. (a)(c)	225,000	962,091
		15,141,141
Electronic Equipment & Components - 1.1%
AAC Technology Holdings, Inc.	5,000	39,420
Ai Holdings Corp.	25,000	330,405
Arrow Electronics, Inc. (a)	1,000	71,620
Avnet, Inc.	100,000	2,672,000
Daido Signal Co. Ltd.	400,000	2,316,376
Elematec Corp.	800,000	6,401,209
FLEXium Interconnect, Inc.	25,000	120,479
Forval Corp.	1,000	9,371
HAGIAWARA ELECTRIC Co. Ltd.	350,000	6,149,922
Insight Enterprises, Inc. (a)	1,000	49,840
ITC Networks Corp.	5,000	59,988
Kingboard Chemical Holdings Ltd.	8,038,500	23,492,255
Kyosha Co. Ltd. (b)	50,000	118,086
Lacroix SA (c)	376,493	9,668,080
Lagercrantz Group AB (B Shares)	10,000	202,499
Makus, Inc.	300,000	1,078,722
MTS Systems Corp.	5,000	92,750
New Cosmos Electric Co. Ltd.	35,000	578,622
Nihon Denkei Co. Ltd.	50,000	559,728
PAX Global Technology Ltd.	9,000,000	4,215,321
Redington India Ltd.	8,976,871	10,843,658
Riken Kieki Co. Ltd.	550,000	12,724,482
Shibaura Electronics Co. Ltd.	225,000	4,297,860
Simplo Technology Co. Ltd.	1,400,000	15,543,900
SYNNEX Corp.	50,000	6,237,000
TE Connectivity Ltd.	1,000	89,070
Thinking Electronic Industries Co. Ltd.	1,600,000	5,296,642
VST Holdings Ltd.	20,310,900	11,976,415
		125,235,720
IT Services - 3.8%
All for One Steeb AG	10,000	512,408
Amdocs Ltd.	950,000	58,995,000
Avant Corp.	300,000	2,797,223
Bouvet ASA	5,000	286,755
Cielo SA	3,400,000	3,500,014
Computer Services, Inc.	10,000	572,500
Data Applications Co. Ltd.	16,400	208,379
Data#3 Ltd.	800,001	3,229,318
Dimerco Data System Corp.	500,000	911,041
E-Credible Co. Ltd.	240,000	4,746,375
eClerx Services Ltd.	118,050	756,406
Enea Data AB (a)	210,000	4,329,009
Estore Corp. (b)(c)	302,600	3,035,862
Future Corp.	739,200	12,283,339
IFIS Japan Ltd.	175,000	1,196,920
Korea Information & Communication Co. Ltd. (a)	325,000	2,497,575
Neurones	12,000	337,836
Nice Information & Telecom, Inc.	132,413	2,624,210
Persistent Systems Ltd.	450,739	5,523,538
Societe Pour L'Informatique Industrielle SA	174,000	3,894,303
Softcreate Co. Ltd.	50,000	1,084,030
Sonata Software Ltd.	100,000	352,242
Sopra Steria Group	480,000	71,468,582
Tessi SA (a)(b)	199,798	22,593,797
The Western Union Co.	9,800,000	237,944,000
		445,680,662
Semiconductors & Semiconductor Equipment - 0.1%
e-LITECOM Co. Ltd.	50,000	276,370
Miraial Co. Ltd. (c)	600,000	5,713,476
Phison Electronics Corp.	600,000	6,017,982
Protec Co. Ltd.	5,352	129,340
		12,137,168
Software - 0.3%
8K Miles Software Services Ltd. (a)(d)	5,000	1,605
Cyient Ltd.	100,000	440,470
eBase Co. Ltd.	400,000	5,649,237
Ebix, Inc. (b)	225,000	4,962,375
Fukui Computer Holdings, Inc.	10,000	229,370
InfoVine Co. Ltd.	63,600	949,325
Integrated Research Ltd.	15,000	43,617
Jastec Co. Ltd.	110,000	1,127,486
KPIT Cummins Infosystems Ltd.	1,800,000	2,890,283
KPIT Engineering Ltd.	1,000,000	858,249
KSK Co., Ltd.	121,900	2,244,420
Linedata Services	10,000	279,174
Sinosoft Tech Group Ltd.	5,000,000	1,290,273
Software AG (Bearer)	10,000	466,468
System Research Co. Ltd.	50,000	864,390
Toho System Science Co. Ltd.	100,000	892,731
Uchida Esco Co. Ltd. (c)	250,000	13,083,936
Zensar Technologies Ltd.	1,912,686	4,083,477
		40,356,886
Technology Hardware, Storage & Peripherals - 1.0%
Bluecom Co. Ltd. (a)	55,000	385,413
Elecom Co. Ltd.	40,000	1,972,510
HP, Inc.	6,500,000	114,270,000
NetApp, Inc.	10,000	443,000
		117,070,923

TOTAL INFORMATION TECHNOLOGY		755,622,500

MATERIALS - 2.9%
Chemicals - 1.8%
Air Water, Inc.	100,000	1,289,500
C. Uyemura & Co. Ltd.	185,000	10,888,007
Celanese Corp. Class A	25,000	2,430,000
Chokwang Paint Ltd.	50,000	229,960
Ciner Resources LP	10,000	111,000
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	10,000	211,421
Daishin-Chemical Co. Ltd. (c)	411,495	4,894,168
Dow, Inc.	16,666	684,306
EcoGreen International Group Ltd.	1,000,000	152,252
Fuso Chemical Co. Ltd.	200,000	7,642,530
Hannong Chemicals, Inc. (c)	1,288,000	5,492,951
Insecticides (India) Ltd.	53,200	295,682
Isamu Paint Co. Ltd. (b)	20,000	550,376
Jcu Corp.	5,000	147,371
Johnson Matthey PLC	5,000	146,543
Koatsu Gas Kogyo Co. Ltd.	200,000	1,405,696
KPC Holdings Corp.	12,000	420,451
KPX Green Chemical Co. Ltd.	60,204	167,393
Kraton Performance Polymers, Inc. (a)	13,000	170,950
Kukdong Oil & Chemicals Co. Ltd.	100,000	257,973
Kunsul Chemical Industrial Co. Ltd.	5,000	62,716
Kuriyama Holdings Corp.	225,000	1,109,537
Nippon Soda Co. Ltd.	160,000	4,079,543
NOF Corp.	275,000	10,209,721
Nutrien Ltd.	120,000	3,907,873
Okamoto Industries, Inc.	2,000	75,197
Scientex Bhd	4,051,200	8,714,916
T&K Toka Co. Ltd.	350,000	2,572,387
Tae Kyung Industrial Co. Ltd.	675,000	2,768,614
Thai Carbon Black PCL (For. Reg.)	50,000	63,322
Thai Rayon PCL NVDR	250,000	208,400
The Mosaic Co.	7,000,000	94,290,000
Toho Acetylene Co. Ltd.	225,000	2,574,040
Westlake Chemical Corp.	25,000	1,362,500
Yara International ASA	700,000	29,247,900
Yip's Chemical Holdings Ltd.	3,500,000	975,446
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	2,000,000	4,822,560
		204,633,202
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (a)	5,000	19,598
Ibstock PLC (e)	500,000	1,040,001
Imerys SA	10,000	366,578
Mitani Sekisan Co. Ltd.	250,000	12,894,998
Yamau Co. Ltd.	5,000	20,500
Yotai Refractories Co. Ltd.	225,000	1,483,633
		15,825,308
Containers & Packaging - 0.4%
AMVIG Holdings Ltd.	21,542,000	3,724,537
Chuoh Pack Industry Co. Ltd.	12,000	124,699
Groupe Guillin SA	10,000	246,781
Mayr-Melnhof Karton AG	156,000	24,146,090
Packaging Corp. of America	150,000	14,418,000
Showa Paxxs Corp.	1,000	16,419
The Pack Corp.	75,000	1,866,232
WestRock Co.	250,000	6,715,000
		51,257,758
Metals & Mining - 0.6%
ArcelorMittal SA Class A unit (a)	200,000	2,194,000
Castings PLC	75,000	338,704
Chubu Steel Plate Co. Ltd.	458,800	3,133,649
CI Resources Ltd. (d)	400,000	244,342
CK-SAN-ETSU Co. Ltd.	110,000	3,096,689
Compania de Minas Buenaventura SA sponsored ADR	350,000	4,151,000
Mount Gibson Iron Ltd.	24,000,603	12,174,534
Okaya & Co. Ltd.	100	8,030
Pacific Metals Co. Ltd. (b)	650,999	9,175,436
Perenti Global Ltd.	22,122,434	18,887,421
Rio Tinto PLC sponsored ADR	100,000	6,104,000
St Barbara Ltd.	500,000	1,196,704
Teck Resources Ltd. Class B (sub. vtg.)	150,000	1,519,654
Warrior Metropolitan Coal, Inc.	180,000	2,865,600
Young Poong Corp.	1,000	436,506
		65,526,269
Paper & Forest Products - 0.0%
Miquel y Costas & Miquel SA	5,000	69,499

TOTAL MATERIALS		337,312,036

REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Arealink Co. Ltd.	50,000	424,165
Century21 Real Estate Japan Ltd.	10,000	106,372
Dongwon Development Co. Ltd.	10,000	30,187
Housecom Corp.	25,000	303,481
Japan Corporate Housing Service, Inc.	25,000	238,062
Jones Lang LaSalle, Inc.	15,002	1,483,848
Lai Sun Garment (International) Ltd.	206,647	215,438
LSL Property Services PLC	50,000	125,010
Nisshin Group Holdings Co. (c)	2,850,000	9,504,039
		12,430,602
UTILITIES - 2.8%
Electric Utilities - 2.3%
EVN AG	50,000	828,099
Exelon Corp.	500,000	19,305,000
Fjordkraft Holding ASA (e)	400,000	3,564,111
Holding Co. ADMIE IPTO SA	25,000	65,082
PG&E Corp. (f)	13,815,789	122,718,746
PPL Corp.	4,600,134	122,455,567
Public Power Corp. of Greece (a)	25,000	112,789
		269,049,394
Gas Utilities - 0.4%
Busan City Gas Co. Ltd.	110,000	3,352,817
China Resource Gas Group Ltd.	1,800,000	8,871,915
GAIL India Ltd.	15,000,000	19,350,641
Hokuriku Gas Co.	75,000	2,210,571
Keiyo Gas Co. Ltd.	15,000	457,702
Seoul City Gas Co. Ltd.	100,000	5,585,938
Towngas China Co. Ltd.	3,000,000	1,443,815
YESCO Co. Ltd.	240,000	6,843,610
		48,117,009
Multi-Utilities - 0.1%
CenterPoint Energy, Inc.	500,000	9,505,000
Water Utilities - 0.0%
Manila Water Co., Inc.	500,000	130,606
Thessaloniki Water & Sewage SA	100,000	459,401
		590,007

TOTAL UTILITIES		327,261,410

TOTAL COMMON STOCKS
(Cost $10,031,485,824)		11,141,671,625

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche Automobil Holding SE (Germany)	15,000	849,044
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Steel Partners Holdings LP Series A, 6.00%	120,197	1,961,615
Machinery - 0.0%
Danieli & C. Officine Meccaniche SpA	10,000	79,394
Jungheinrich AG	1,000	30,273
		109,667

TOTAL INDUSTRIALS		2,071,282

MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	550,000	7,048,853
UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Paranaense de Energia-Copel (PN-B)	500,000	6,362,443
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $11,146,811)		16,331,622

Money Market Funds - 8.8%
Fidelity Cash Central Fund 0.14% (g)	713,503,805	713,717,856
Fidelity Securities Lending Cash Central Fund 0.13% (g)(h)	316,938,773	316,970,467
TOTAL MONEY MARKET FUNDS
(Cost $1,030,601,863)		1,030,688,323
TOTAL INVESTMENT IN SECURITIES - 103.4%
(Cost $11,073,234,498)		12,188,691,570
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(400,983,717)
NET ASSETS - 100%		$11,787,707,853

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $40,802,572 or 0.3% of net assets.

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $122,718,746 or 1.0% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
PG&E Corp.	6/30/20	$131,249,996

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,932,047
Fidelity Securities Lending Cash Central Fund	11,091,775
Total	$26,023,822

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
ABIST Co. Ltd.	$6,220,700	$251,051	$--	$208,140	$--	$(208,466)	$6,263,285
Autohellas SA	16,981,380	--	--	650,276	--	(7,043,016)	9,938,364
Bonanza Creek Energy, Inc.	1,308,000	15,398,300	--	--	--	5,121,700	21,828,000
Carbo Ceramics, Inc.	3,021,056	--	335,782	--	(15,086,211)	12,400,937	--
Chori Co. Ltd.	24,549,242	--	--	824,711	--	(3,669,828)	20,879,414
Daihatsu Diesel Manufacturing Co. Ltd.	18,936,005	--	--	422,340	--	(6,874,374)	12,061,631
Daishin-Chemical Co. Ltd.	4,520,053	--	--	134,739	--	374,115	4,894,168
Estore Corp.	2,419,910	--	--	77,601	--	615,952	3,035,862
Fuji Corp.	13,234,779	--	--	219,641	--	(306,464)	12,928,315
Fujimak Corp.	6,082,728	--	--	145,025	--	(1,171,481)	4,911,247
G-Tekt Corp.	41,784,631	--	--	1,141,969	--	(18,280,309)	23,504,322
GameStop Corp. Class A	40,196,651	--	14,835,552	--	(45,538,033)	48,159,785	27,982,851
Gendai Agency, Inc.	3,383,123	--	--	177,814	--	(1,263,242)	2,119,881
GNC Holdings, Inc. Class A	12,354,368	--	2,860,091	--	(40,040,971)	30,546,694	--
Green Cross Co. Ltd.	5,887,490	16,836	--	163,546	--	(325,185)	5,579,141
Guess?, Inc.	88,474,295	--	11,292,184	1,135,373	(6,301,210)	(23,316,901)	47,564,000
Gwangju Shinsegae Co. Ltd.	14,164,458	--	--	244,082	--	(2,927,912)	11,236,546
Handsman Co. Ltd.	7,904,428	172,420	--	146,402	--	2,558,422	10,635,270
Hannong Chemicals, Inc.	4,247,540	--	--	137,687	--	1,245,411	5,492,951
HF Co.	1,320,098	--	--	--	--	(358,007)	962,091
Hibbett Sports, Inc.	21,165,520	2,070,075	--	--	--	8,077,862	31,313,457
Houston Wire & Cable Co.	6,270,525	--	--	--	--	(2,885,790)	3,384,735
Jinro Distillers Co. Ltd.	12,952,463	--	--	1,930,158	--	(1,406,630)	11,545,833
Kamei Corp.	21,523,118	--	--	525,882	--	(2,676,583)	18,846,535
Lacroix SA	7,856,261	--	--	316,401	--	1,811,819	9,668,080
MegaStudy Co. Ltd.	9,393,601	--	--	350,268	--	(168,030)	9,225,571
MegaStudyEdu Co. Ltd.	27,372,320	--	--	824,674	--	2,391,916	29,764,236
Miraial Co. Ltd.	7,770,935	--	--	156,691	--	(2,057,459)	5,713,476
Nisshin Group Holdings Co.	12,260,318	--	--	453,645	--	(2,756,279)	9,504,039
Peyto Exploration & Development Corp.	37,807,850	--	--	1,340,475	--	(19,274,383)	18,533,467
Sally Beauty Holdings, Inc.	82,440,000	2,702,000	2,812,198	--	(863,271)	(11,897,089)	69,569,442
Sansei Co. Ltd.	3,148,727	--	--	97,726	--	(539,025)	2,609,702
Satsudora Holdings Co. Ltd.	6,930,435	--	793,594	82,184	111,193	67,209	6,315,243
Southwestern Energy Co.	31,317,220	60,614,118	--	--	--	30,200,705	122,132,043
TBK Co. Ltd.	6,601,710	--	--	180,605	--	591,148	7,192,858
Tessi SA	26,983,519	--	--	--	--	(4,389,722)	--
Tokatsu Holdings Co. Ltd.	1,043,294	--	--	22,107	--	(98,606)	944,688
Treasure Factory Co. Ltd.	9,782,149	--	--	119,912	--	(4,361,999)	5,420,150
Uchida Esco Co. Ltd.	5,247,486	--	3,149,814	91,302	2,532,797	8,453,467	13,083,936
Unit Corp.	--	17,325,251	--	--	--	(17,061,731)	263,520
Whiting Petroleum Corp.	14,144,000	7,984,430	5,450,627	--	(14,288,919)	3,757,207	6,146,091
Yorozu Corp.	24,428,900	--	--	387,400	--	(6,775,809)	17,653,091
Zappallas, Inc.	3,116,095	--	--	--	--	464,274	3,580,369
Total	$696,547,381	$106,534,481	$41,529,842	$12,708,776	$(119,474,625)	$14,744,303	$634,227,901

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$602,266,033	$506,546,768	$95,719,265	$--
Consumer Discretionary	2,209,210,339	2,186,924,353	20,196,179	2,089,807
Consumer Staples	743,002,808	728,921,827	14,057,393	23,588
Energy	770,807,729	674,478,041	96,329,688	--
Financials	1,640,055,466	1,551,309,119	88,746,347	--
Health Care	2,583,552,070	2,580,837,592	2,714,478	--
Industrials	1,163,070,958	709,351,990	453,718,968	--
Information Technology	755,622,500	755,581,475	39,420	1,605
Materials	344,360,889	326,226,195	17,890,352	244,342
Real Estate	12,430,602	12,430,602	--	--
Utilities	333,623,853	210,774,501	122,849,352	--
Money Market Funds	1,030,688,323	1,030,688,323	--	--
Total Investments in Securities:	$12,188,691,570	$11,274,070,786	$912,261,442	$2,359,342

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	58.2%
Japan	16.4%
Korea (South)	4.0%
United Kingdom	3.4%
France	2.7%
Cayman Islands	1.8%
China	1.8%
Canada	1.7%
Netherlands	1.5%
India	1.1%
Others (Individually Less Than 1%)	7.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $289,582,066) — See accompanying schedule: Unaffiliated issuers (cost $9,090,500,152)	$10,523,775,346
Fidelity Central Funds (cost $1,030,601,863)	1,030,688,323
Other affiliated issuers (cost $952,132,483)	634,227,901
Total Investment in Securities (cost $11,073,234,498)		$12,188,691,570
Foreign currency held at value (cost $1,372)		1,372
Receivable for investments sold		5,660,906
Receivable for fund shares sold		7,510,783
Dividends receivable		12,141,322
Distributions receivable from Fidelity Central Funds		1,709,661
Other receivables		1,087
Total assets		12,215,716,701
Liabilities
Payable for investments purchased	$94,287,876
Payable for fund shares redeemed	16,363,920
Other payables and accrued expenses	414,161
Collateral on securities loaned	316,942,891
Total liabilities		428,008,848
Net Assets		$11,787,707,853
Net Assets consist of:
Paid in capital		$10,583,489,947
Total accumulated earnings (loss)		1,204,217,906
Net Assets		$11,787,707,853
Net Asset Value, offering price and redemption price per share ($11,787,707,853 ÷ 770,892,247 shares)		$15.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends (including $12,708,776 earned from other affiliated issuers)		$278,145,304
Income from Fidelity Central Funds (including $11,091,775 from security lending)		26,023,822
Total income		304,169,126
Expenses
Custodian fees and expenses	$581,228
Independent trustees' fees and expenses	79,790
Legal	36,524
Miscellaneous	30,565
Total expenses before reductions	728,107
Expense reductions	(4,495)
Total expenses after reductions		723,612
Net investment income (loss)		303,445,514
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	95,161,550
Fidelity Central Funds	102,905
Other affiliated issuers	(119,474,625)
Foreign currency transactions	(817,523)
Total net realized gain (loss)		(25,027,693)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $807,243)	(527,803,665)
Fidelity Central Funds	70,851
Other affiliated issuers	14,744,303
Assets and liabilities in foreign currencies	77,540
Total change in net unrealized appreciation (depreciation)		(512,910,971)
Net gain (loss)		(537,938,664)
Net increase (decrease) in net assets resulting from operations		$(234,493,150)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$303,445,514	$368,875,776
Net realized gain (loss)	(25,027,693)	653,606,646
Change in net unrealized appreciation (depreciation)	(512,910,971)	(1,769,991,548)
Net increase (decrease) in net assets resulting from operations	(234,493,150)	(747,509,126)
Distributions to shareholders	(689,965,124)	(1,141,976,315)
Share transactions
Proceeds from sales of shares	1,814,757,837	1,028,461,371
Reinvestment of distributions	689,965,123	1,141,976,315
Cost of shares redeemed	(3,381,648,521)	(1,211,905,746)
Net increase (decrease) in net assets resulting from share transactions	(876,925,561)	958,531,940
Total increase (decrease) in net assets	(1,801,383,835)	(930,953,501)
Net Assets
Beginning of period	13,589,091,688	14,520,045,189
End of period	$11,787,707,853	$13,589,091,688
Other Information
Shares
Sold	115,478,799	60,662,086
Issued in reinvestment of distributions	42,928,837	66,767,287
Redeemed	(214,994,521)	(72,582,611)
Net increase (decrease)	(56,586,885)	54,846,762

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Intrinsic Opportunities Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$16.42	$18.79	$17.30	$14.80	$15.58
Income from Investment Operations
Net investment income (loss)A	.38	.44	.40	.23	.18
Net realized and unrealized gain (loss)	(.65)	(1.37)	1.91	2.50	(.16)
Total from investment operations	(.27)	(.93)	2.31	2.73	.02
Distributions from net investment income	(.45)	(.42)	(.28)	(.19)	(.23)
Distributions from net realized gain	(.40)	(1.02)	(.54)	(.04)	(.58)
Total distributions	(.86)B	(1.44)	(.82)	(.23)	(.80)C
Net asset value, end of period	$15.29	$16.42	$18.79	$17.30	$14.80
Total ReturnD	(1.89)%	(5.13)%	13.82%	18.69%	.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	.01%	.01%	.52%	.79%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.52%	.79%
Expenses net of all reductions	.01%	.01%	- %G	.52%	.79%
Net investment income (loss)	2.46%	2.61%	2.19%	1.48%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$11,787,708	$13,589,092	$14,520,045	$4,948,389	$2,776,843
Portfolio turnover rateH	19%	27%	13%	35%I	14%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.86 per share is comprised of distributions from net investment income of $.453 and distributions from net realized gain of $.402 per share.

 C Total distributions of $.80 per share is comprised of distributions from net investment income of $.228 and distributions from net realized gain of $.576 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Series Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,073,949,288
Gross unrealized depreciation	(2,010,910,305)
Net unrealized appreciation (depreciation)	$1,063,038,983
Tax Cost	$11,125,652,587

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$166,501,555
Capital loss carryforward	$(25,088,942)
Net unrealized appreciation (depreciation) on securities and other investments	$1,063,031,687

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(25,088,942)

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$378,276,400	$ 397,898,729
Long-term Capital Gains	311,688,724	744,077,586
Total	$689,965,124	$ 1,141,976,315

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Intrinsic Opportunities Fund	2,135,120,611	2,370,830,870

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Intrinsic Opportunities Fund	$62,416

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $49,521.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series Intrinsic Opportunities Fund	$30,545

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $112,716. Total fees paid by the Fund to NFS, as lending agent, amounted to $950,350. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $7,813 from securities loaned to NFS, as affiliated borrower).

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4,495.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Series Intrinsic Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Intrinsic Opportunities Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Series Intrinsic Opportunities Fund	- %
Actual		$1,000.00	$940.90	$-
Hypothetical-C		$1,000.00	$1,024.86	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 33% and 37% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 69 % and 78 % of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 0% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	51,196,847,491.427	94.398
Withheld	3,038,239,286.369	5.602
TOTAL	54,235,086,777.797	100.000
Donald F. Donahue
Affirmative	51,237,854,534.400	94.474
Withheld	2,997,232,243.397	5.526
TOTAL	54,235,086,777.797	100.000
Bettina Doulton
Affirmative	51,360,110,652.541	94.699
Withheld	2,874,976,125.255	5.301
TOTAL	54,235,086,777.797	100.000
Vicki L. Fuller
Affirmative	51,563,431,518.122	95.074
Withheld	2,671,655,259.675	4.926
TOTAL	54,235,086,777.797	100.000
Patricia L. Kampling
Affirmative	51,164,274,033.278	94.338
Withheld	3,070,812,744.518	5.662
TOTAL	54,235,086,777.797	100.000
Alan J. Lacy
Affirmative	50,656,049,520.376	93.401
Withheld	3,579,037,257.420	6.599
TOTAL	54,235,086,777.797	100.000
Ned C. Lautenbach
Affirmative	50,648,184,728.350	93.386
Withheld	3,586,902,049.447	6.614
TOTAL	54,235,086,777.797	100.000
Robert A. Lawrence
Affirmative	50,828,079,099.188	93.718
Withheld	3,407,007,678.608	6.282
TOTAL	54,235,086,777.797	100.000
Joseph Mauriello
Affirmative	50,733,010,817.685	93.543
Withheld	3,502,075,960.112	6.457
TOTAL	54,235,086,777.797	100.000
Cornelia M. Small
Affirmative	50,936,822,997.692	93.919
Withheld	3,298,263,780.105	6.081
TOTAL	54,235,086,777.797	100.000
Garnett A. Smith
Affirmative	50,777,344,834.274	93.625
Withheld	3,457,741,943.523	6.375
TOTAL	54,235,086,777.797	100.000
David M. Thomas
Affirmative	50,835,673,463.433	93.732
Withheld	3,399,413,314.364	6.268
TOTAL	54,235,086,777.797	100.000
Susan Tomasky
Affirmative	51,193,289,850.509	94.391
Withheld	3,041,796,927.288	5.609
TOTAL	54,235,086,777.797	100.000
Michael E. Wiley
Affirmative	50,830,132,792.508	93.722
Withheld	3,404,953,985.289	6.278
TOTAL	54,235,086,777.797	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	10,635,195,924.693	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	10,635,195,924.693	100.000
Proposal 1 reflects trust wide proposal and voting results.

O2T-ANN-0920
1.951012.107

Fidelity Flex® Funds

Fidelity Flex® Intrinsic Opportunities Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity Flex® Intrinsic Opportunities Fund	(0.07)%	4.77%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Intrinsic Opportunities Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$11,715	Fidelity Flex® Intrinsic Opportunities Fund
$14,544	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Lead Portfolio Manager Joel Tillinghast:  For the fiscal year ending July 31, 2020, the fund returned -0.07%, trailing the 10.93% result of the benchmark Russell 3000 Index. The largest detractor from performance versus the benchmark was security selection in consumer discretionary. An underweighting and stock selection in information technology and an overweighting in energy also hampered performance. Not owning Apple, a benchmark component that gained 102%, was the largest individual relative detractor versus the Russell 3000 Index. Our second-largest relative detractor this period was avoiding Amazon.com, a benchmark component that gained roughly 70%. Avoiding Microsoft, a benchmark component that gained about 52%, hurt performance. Foreign holdings detracted from the fund’s performance, despite favorable foreign exchange. Conversely, the biggest contributor to performance versus the benchmark was an overweighting in the outperforming consumer discretionary sector. Also helping was an underweighting in the lagging real estate sector and an overweighting in strong-performing health care stocks. Lastly, the fund's position in cash was a notable contributor. Our non-benchmark stake in Z Holdings was the fund's largest individual relative contributor, driven by an 83% rise. This was among the biggest holdings at period end. Our second-largest relative contributor this period was avoiding Exxon Mobil, a benchmark component that returned -40%. Another notable relative contributor was an overweighting in Amgen (+34%), which also was one of our largest holdings in the fund. Notable changes in positioning include reduced exposure to the energy sector and a higher allocation to communication services. The fund’s stake in cash rose from about 6%, on average, to roughly 10% this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Anthem, Inc.	5.4
Itochu Corp.	3.4
Amgen, Inc.	3.0
MetLife, Inc.	2.6
UnitedHealth Group, Inc.	2.2
John David Group PLC	2.2
The Western Union Co.	2.0
Yahoo! Japan Corp.	1.8
Best Buy Co., Inc.	1.8
United Therapeutics Corp.	1.7
26.1

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Health Care	21.3
Consumer Discretionary	18.6
Financials	13.2
Industrials	9.3
Communication Services	5.8

Asset Allocation (% of fund's net assets)

As of July 31, 2020 *
Stocks	89.6%
Short-Term Investments and Net Other Assets (Liabilities)	10.4%

 * Foreign investments - 41.1%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 89.5%
	Shares	Value
COMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	2,282	$131,169
Entertainment - 0.0%
GAMEVIL, Inc. (a)	7	196
Interactive Media & Services - 2.4%
Cars.com, Inc. (a)	1,305	10,597
Kakaku.com, Inc.	982	23,591
Yahoo! Japan Corp.	83,324	443,095
YY, Inc. ADR (a)	1,240	98,977
Zappallas, Inc. (a)	2,143	7,673
		583,933
Media - 2.7%
AMC Networks, Inc. Class A (a)	261	6,029
Comcast Corp. Class A	7,043	301,440
Corus Entertainment, Inc. Class B (non-vtg.)	710	1,272
Discovery Communications, Inc.:
Class A (a)	5,158	108,834
Class B (a)	38	1,341
DISH Network Corp. Class A (a)	233	7,482
DMS, Inc.	466	7,070
F@N Communications, Inc.	1,290	5,179
Gendai Agency, Inc.	1,954	4,873
Hyundai HCN	4,802	15,922
Ipsos SA	7	184
ITE Group PLC	676	706
Nippon BS Broadcasting Corp.	402	4,003
Nippon Television Network Corp.	312	3,360
Omnicom Group, Inc.	226	12,143
Pico Far East Holdings Ltd.	17,939	2,361
Proto Corp.	200	1,965
Television Broadcasts Ltd.	2,700	3,146
ViacomCBS, Inc.:
Class A	1,326	36,783
Class B	4,960	129,307
WOWOW INC.	562	13,039
		666,439
Wireless Telecommunication Services - 0.2%
Okinawa Cellular Telephone Co.	1,042	41,589

TOTAL COMMUNICATION SERVICES		1,423,326

CONSUMER DISCRETIONARY - 18.6%
Auto Components - 4.5%
Adient PLC (a)	2,268	37,740
Burelle SA	2	1,169
Cooper Tire & Rubber Co.	753	23,388
Cooper-Standard Holding, Inc. (a)	187	2,003
DaikyoNishikawa Corp.	1,660	6,931
DongAh Tire & Rubber Co. Ltd.	39	346
DTR Automotive Corp.	97	1,959
Eagle Industry Co. Ltd.	700	4,113
Fukoku Co. Ltd.	548	3,230
G-Tekt Corp.	5,654	46,629
Gentex Corp.	557	15,033
Hi-Lex Corp.	466	4,829
Hyundai Mobis	1,885	323,924
IJT Technology Holdings Co. Ltd.	3,211	13,135
INFAC Corp.	71	276
Lear Corp.	3,373	372,312
Linamar Corp.	4,861	145,164
Murakami Corp.	65	1,400
Piolax, Inc.	1,100	15,109
Seoyon Co. Ltd.	1,083	6,041
Seoyon E-Hwa Co., Ltd.	1,808	5,428
Stanley Electric Co. Ltd.	196	4,659
Strattec Security Corp.	63	1,361
TBK Co. Ltd.	400	1,598
The Furukawa Battery Co. Ltd.	244	2,402
TPR Co. Ltd.	1,783	21,493
Yorozu Corp.	3,725	35,506
		1,097,178
Automobiles - 0.4%
Audi AG (a)	53	98,017
Distributors - 0.1%
Doshisha Co. Ltd.	840	13,228
Harima-Kyowa Co. Ltd.	349	5,941
Nakayamafuku Co. Ltd.	537	2,298
Yagi & Co. Ltd.	994	14,433
Yamae Hisano Co.	137	1,553
		37,453
Diversified Consumer Services - 0.5%
Heian Ceremony Service Co. Ltd.	953	7,517
Kukbo Design Co. Ltd.	494	6,424
MegaStudy Co. Ltd.	2,610	22,153
MegaStudyEdu Co. Ltd.	2,515	71,400
Multicampus Co. Ltd.	135	3,313
Tsukada Global Holdings, Inc.	2,050	4,241
		115,048
Hotels, Restaurants & Leisure - 0.2%
Hiday Hidaka Corp.	466	6,467
Kura Sushi, Inc.	187	7,738
The Restaurant Group PLC	35,927	20,787
Wyndham Destinations, Inc.	426	11,332
		46,324
Household Durables - 1.9%
Ace Bed Co. Ltd.	489	17,215
Avantia Co. Ltd.	1,675	13,687
Cuckoo Holdings Co. Ltd.	100	6,715
Emak SpA (a)	409	377
FJ Next Co. Ltd.	2,125	15,959
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	13,500	110,146
Hamilton Beach Brands Holding Co.:
Class A	207	3,146
Class B	104	1,581
Helen of Troy Ltd. (a)	843	158,695
Iida Group Holdings Co. Ltd.	257	3,953
iRobot Corp. (a)	35	2,544
Mohawk Industries, Inc. (a)	496	39,606
Q.E.P. Co., Inc. (a)	24	270
Sanei Architecture Planning Co. Ltd.	738	8,310
Taylor Morrison Home Corp. (a)	3,769	88,383
		470,587
Internet & Direct Marketing Retail - 0.0%
Aucnet, Inc.	252	2,685
CROOZ, Inc. (a)	100	1,367
Hyundai Home Shopping Network Corp.	7	355
NS Shopping Co. Ltd.	30	316
		4,723
Leisure Products - 0.1%
Mars Group Holdings Corp.	1,167	16,360
Multiline Retail - 0.3%
Big Lots, Inc.	211	8,301
Grazziotin SA	880	4,312
Lifestyle China Group Ltd. (a)	26,833	5,540
Lifestyle International Holdings Ltd.	22,812	18,484
Macy's, Inc. (b)	1,647	9,981
Ryohin Keikaku Co. Ltd.	206	2,466
Treasure Factory Co. Ltd.	1,972	12,575
Watts Co. Ltd.	600	5,662
		67,321
Specialty Retail - 8.8%
ABC-MART, Inc.	100	5,271
Arc Land Sakamoto Co. Ltd.	1,225	22,601
AT-Group Co. Ltd.	2,039	24,925
AutoNation, Inc. (a)	1,190	61,095
Best Buy Co., Inc.	4,365	434,710
Dunelm Group PLC	565	9,097
Foot Locker, Inc.	650	19,104
Fuji Corp.	1,699	31,121
GameStop Corp. Class A (a)	13,844	55,514
Genesco, Inc. (a)	915	14,228
GNC Holdings, Inc. Class A (a)	7,697	1,539
Goldlion Holdings Ltd.	20,919	3,968
Guess?, Inc.	9,126	94,363
Handsman Co. Ltd.	1,502	21,497
Hibbett Sports, Inc. (a)	2,689	62,358
Hour Glass Ltd.	48,700	23,978
JB Hi-Fi Ltd.	1,786	58,275
John David Group PLC	66,461	526,857
K's Holdings Corp.	7,737	99,403
Ku Holdings Co. Ltd.	1,413	11,093
Leon's Furniture Ltd.	453	4,528
Lookers PLC (c)	3,142	864
Mandarake, Inc.	100	444
Mitsui & Associates Telepark Corp.	67	1,197
Nafco Co. Ltd.	200	3,486
Nitori Holdings Co. Ltd.	1,240	271,417
Nojima Co. Ltd.	83	2,068
Oriental Watch Holdings Ltd.	4,000	1,012
Padini Holdings Bhd	5,800	2,922
Sacs Bar Holdings, Inc.	746	3,333
Sally Beauty Holdings, Inc. (a)	7,476	86,796
Samse SA	87	12,810
Silvano Fashion Group A/S	7	13
SuperGroup PLC	326	491
The Buckle, Inc.	1,340	21,480
Tokatsu Holdings Co. Ltd.	494	1,867
Truworths International Ltd.	228	435
Urban Outfitters, Inc. (a)	210	3,473
Vita Group Ltd.	18	13
Williams-Sonoma, Inc.	1,786	155,596
		2,155,242
Textiles, Apparel & Luxury Goods - 1.8%
Best Pacific International Holdings Ltd.	2,000	271
Capri Holdings Ltd. (a)	3,968	59,441
Embry Holdings Ltd.	1,000	135
Ff Group (a)(c)	2,761	3,903
Fossil Group, Inc. (a)	4,922	16,292
Grendene SA	300	438
Hagihara Industries, Inc.	306	3,859
Magni-Tech Industries Bhd	17,076	8,521
Sakai Ovex Co. Ltd.	336	6,872
Sitoy Group Holdings Ltd.	19,000	907
Tapestry, Inc.	1,815	24,248
Ted Baker PLC	332,663	320,060
Texwinca Holdings Ltd.	2,000	284
Youngone Holdings Co. Ltd.	176	5,114
Yue Yuen Industrial (Holdings) Ltd.	3,097	4,915
		455,260

TOTAL CONSUMER DISCRETIONARY		4,563,513

CONSUMER STAPLES - 5.2%
Beverages - 0.9%
A.G. Barr PLC	932	5,246
Britvic PLC	13,824	144,493
C&C Group PLC (United Kingdom)	663	2,009
Jinro Distillers Co. Ltd.	1,105	27,721
Lucas Bols BV (d)	192	1,751
Olvi PLC (A Shares)	187	9,362
Spritzer Bhd	200	95
Willamette Valley Vineyards, Inc. (a)	3	19
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	12,600	25,427
		216,123
Food & Staples Retailing - 2.3%
Amsterdam Commodities NV	1,282	28,481
Belc Co. Ltd.	100	7,170
Daiichi Co. Ltd.	253	2,208
Dong Suh Companies, Inc.	1,090	19,688
Genky DrugStores Co. Ltd.	800	27,736
Halows Co. Ltd.	187	6,333
Kroger Co.	1,490	51,837
MARR SpA	1,576	23,428
Nihon Chouzai Co. Ltd.	239	3,549
OM2 Network Co. Ltd.	420	4,761
Qol Holdings Co. Ltd.	331	3,227
Retail Partners Co. Ltd.	1,113	22,301
Satoh & Co. Ltd.	108	1,500
Satsudora Holdings Co. Ltd.	768	13,857
Shoei Foods Corp.	100	3,434
Valor Holdings Co. Ltd.	1,373	29,716
Walgreens Boots Alliance, Inc.	7,440	302,882
		552,108
Food Products - 1.5%
Ajinomoto Malaysia Bhd	3,600	12,919
Armanino Foods of Distinction	402	880
Bell AG	85	21,748
Binggrea Co. Ltd.	10	509
Cal-Maine Foods, Inc. (a)	187	8,218
Carr's Group PLC	8,719	14,694
Changshouhua Food Co. Ltd. (a)	5,785	2,015
Cranswick PLC	918	43,020
Fresh Del Monte Produce, Inc.	1,405	31,725
Ingredion, Inc.	1,339	115,824
JC Comsa Corp.	414	1,885
Kaneko Seeds Co. Ltd.	398	5,264
Kaveri Seed Co. Ltd.	213	1,718
Lassonde Industries, Inc. Class A (sub. vtg.)	120	14,675
London Biscuits Bhd (a)(c)	3,375	16
Pickles Corp.	197	4,902
Prima Meat Packers Ltd.	2,480	65,646
S Foods, Inc.	600	14,306
Thai President Foods PCL	364	2,276
Thai Wah PCL	300	37
Toyo Sugar Refining Co. Ltd.	392	4,407
Tyson Foods, Inc. Class A	48	2,950
Valsoia SpA	42	566
		370,200
Personal Products - 0.3%
Asaleo Care Ltd.	682	463
Hengan International Group Co. Ltd.	7,936	66,609
		67,072
Tobacco - 0.2%
KT&G Corp.	631	42,687
Scandinavian Tobacco Group A/S (d)	952	13,990
		56,677

TOTAL CONSUMER STAPLES		1,262,180

ENERGY - 5.7%
Energy Equipment & Services - 0.2%
AKITA Drilling Ltd. Class A (non-vtg.)	170	43
COVIA Corp. (a)(b)	1,142	19
Geospace Technologies Corp. (a)	851	6,425
Liberty Oilfield Services, Inc. Class A	1,530	8,645
Oil States International, Inc. (a)	4,363	19,546
Prosafe ASA (a)	68	11
Smart Sand, Inc. (a)(b)	617	722
Subsea 7 SA (a)	155	1,162
Tidewater, Inc. (a)	89	554
Tidewater, Inc. warrants 11/14/24 (a)	50	19
Transocean Ltd. (United States) (a)	2,598	5,300
Valaris PLC Class A (a)	7,147	2,802
		45,248
Oil, Gas & Consumable Fuels - 5.5%
Alvopetro Energy Ltd. (a)	4,657	2,781
Baytex Energy Corp. (a)	14,914	6,903
Beach Energy Ltd.	4,064	4,108
Berry Petroleum Corp.	165	776
Birchcliff Energy Ltd.	15,705	14,070
Bonanza Creek Energy, Inc.(a)	2,182	39,691
Bonavista Energy Corp. (a)	4,304	161
Bonterra Energy Corp.	617	714
Cenovus Energy, Inc. (Canada)	190	845
China Petroleum & Chemical Corp.:
(H Shares)	446,381	190,168
sponsored ADR (H Shares)	93	3,953
Cimarex Energy Co.	27	660
CNOOC Ltd.	1,090	1,150
CNOOC Ltd. sponsored ADR	170	17,961
ConocoPhillips Co.	3,407	127,388
Delek U.S. Holdings, Inc.	969	16,938
Denbury Resources, Inc. (a)	35,566	907
EQT Corp.	2,681	38,928
Equitrans Midstream Corp.	337	3,252
HollyFrontier Corp.	1,017	27,968
Husky Energy, Inc.	12,399	39,897
Imperial Oil Ltd.	1,696	26,527
International Seaways, Inc.	137	2,366
Motor Oil (HELLAS) Corinth Refineries SA	698	9,406
NACCO Industries, Inc. Class A	233	5,089
Oil & Natural Gas Corp. Ltd.	119,036	124,406
Oil India Ltd.	12	15
Ovintiv, Inc. (b)	4,209	40,785
PDC Energy, Inc. (a)	746	10,638
Peyto Exploration & Development Corp.	21,608	32,103
S-Oil Corp.	27	1,377
San-Ai Oil Co. Ltd.	390	3,135
Seven Generations Energy Ltd. (a)	335	918
Sinopec Kantons Holdings Ltd.	14,943	6,517
Southwestern Energy Co. (a)	99,712	242,300
Star Petroleum Refining PCL	6,058	1,350
Thai Oil PCL (For. Reg.)	1,393	1,876
Total SA sponsored ADR	7,440	280,190
Tsakos Energy Navigation Ltd.	172	1,496
Unit Corp. (a)	9,276	453
World Fuel Services Corp.	547	12,871
		1,343,037

TOTAL ENERGY		1,388,285

FINANCIALS - 13.2%
Banks - 2.1%
Bar Harbor Bankshares	795	15,805
Central Valley Community Bancorp	17	223
Citizens Financial Services, Inc.	34	1,666
Community Trust Bancorp, Inc.	90	2,755
Credit Agricole Atlantique Vendee	9	1,209
East West Bancorp, Inc.	2,033	70,464
Erste Group Bank AG	3	67
F & M Bank Corp.	308	6,083
First Hawaiian, Inc.	270	4,693
Gunma Bank Ltd.	11,146	34,853
Hiroshima Bank Ltd.	1,863	8,483
JPMorgan Chase & Co.	28	2,706
NIBC Holding NV (d)	1,951	16,800
Nordea Bank ABP (Stockholm Stock Exchange)	69	533
OFG Bancorp	3,693	48,304
Ogaki Kyoritsu Bank Ltd.	100	1,945
San ju San Financial Group, Inc.	559	6,606
Shinsei Bank Ltd.	1,529	17,274
Skandiabanken ASA (d)	1,373	9,865
Sparebank 1 Oestlandet	1,948	18,813
Sumitomo Mitsui Financial Group, Inc.	6,937	184,846
Texas Capital Bancshares, Inc. (a)	456	15,148
The Keiyo Bank Ltd.	1,118	5,017
The San-In Godo Bank Ltd.	3,880	17,997
Unicaja Banco SA (d)	11,179	6,194
Van Lanschot NV (Bearer)	55	952
Yamaguchi Financial Group, Inc.	3,660	21,471
		520,772
Capital Markets - 0.6%
ABG Sundal Collier ASA	1,023	470
Diamond Hill Investment Group, Inc.	38	4,333
Edify SA (a)	7	379
Franklin Resources, Inc.	111	2,337
Goldman Sachs Group, Inc.	694	137,384
Lazard Ltd. Class A	53	1,554
		146,457
Consumer Finance - 3.2%
Aeon Credit Service (Asia) Co. Ltd.	20,896	14,397
Cash Converters International Ltd. (a)	36,676	4,717
Discover Financial Services	6,450	318,824
Santander Consumer U.S.A. Holdings, Inc.	1,778	32,644
Synchrony Financial	17,857	395,175
		765,757
Diversified Financial Services - 1.2%
AXA Equitable Holdings, Inc.	852	17,432
Fuyo General Lease Co. Ltd.	1,141	64,027
IBJ Leasing Co. Ltd.	373	8,186
NICE Holdings Co. Ltd.	466	7,949
Ricoh Leasing Co. Ltd.	2,083	52,304
Tokyo Century Corp.	2,678	148,504
		298,402
Insurance - 5.9%
AFLAC, Inc.	7,092	252,262
ASR Nederland NV	1,984	63,872
Db Insurance Co. Ltd.	3,174	125,011
Genworth Financial, Inc. Class A (a)	25,056	51,114
Hartford Financial Services Group, Inc.	332	14,050
Hyundai Fire & Marine Insurance Co. Ltd.	1,153	22,465
Kansas City Life Insurance Co.	1	29
Lincoln National Corp.	718	26,760
MetLife, Inc.	16,865	638,340
National Western Life Group, Inc.	56	10,908
NN Group NV	4,012	146,504
Power Corp. of Canada (sub. vtg.)	1,276	22,644
Principal Financial Group, Inc.	441	18,712
Prudential Financial, Inc.	298	18,884
Reinsurance Group of America, Inc.	207	17,647
Talanx AG	365	13,303
		1,442,505
Thrifts & Mortgage Finance - 0.2%
ASAX Co. Ltd.	2,303	14,229
Genworth MI Canada, Inc.	1,080	26,761
Genworth Mortgage Insurance Ltd.	7,604	9,208
Hingham Institution for Savings	27	4,752
		54,950

TOTAL FINANCIALS		3,228,843

HEALTH CARE - 21.3%
Biotechnology - 7.0%
AbbVie, Inc.	942	89,405
Alexion Pharmaceuticals, Inc. (a)	843	86,399
Amgen, Inc.	2,976	728,138
Biogen, Inc. (a)	404	110,975
Cell Biotech Co. Ltd.	882	13,165
Essex Bio-Technology Ltd.	5,405	3,431
Gilead Sciences, Inc.	3,604	250,586
United Therapeutics Corp. (a)	3,769	420,130
		1,702,229
Health Care Equipment & Supplies - 0.6%
A&T Corp.	105	1,584
Fukuda Denshi Co. Ltd.	1,290	87,255
Kawasumi Laboratories, Inc.	167	1,237
Medikit Co. Ltd.	200	6,641
Nakanishi, Inc.	559	8,771
Paramount Bed Holdings Co. Ltd.	147	6,256
Riverstone Holdings Ltd.	100	275
St.Shine Optical Co. Ltd.	2,000	21,116
Value Added Technology Co. Ltd.	116	2,304
Vieworks Co. Ltd.	56	1,686
		137,125
Health Care Providers & Services - 12.3%
Anthem, Inc.	4,861	1,330,949
CVS Health Corp.	6,249	393,312
EBOS Group Ltd.	1,064	15,383
Humana, Inc.	890	349,281
Laboratory Corp. of America Holdings (a)	853	164,561
Quest Diagnostics, Inc.	744	94,540
Saint-Care Holding Corp.	849	3,288
Sigma Healthcare Ltd.	16,748	7,957
Tokai Corp.	790	15,732
Uchiyama Holdings Co. Ltd.	1,706	4,448
UnitedHealth Group, Inc.	1,786	540,765
Universal Health Services, Inc. Class B	913	100,339
		3,020,555
Health Care Technology - 0.1%
Pharmagest Interactive	321	30,552
Schrodinger, Inc.	93	6,731
		37,283
Life Sciences Tools & Services - 0.1%
ICON PLC (a)	99	18,361
Pharmaceuticals - 1.2%
Apex Healthcare Bhd	5,000	3,987
Biofermin Pharmaceutical Co. Ltd.	187	4,097
Bristol-Myers Squibb Co.	1,091	63,998
Daito Pharmaceutical Co. Ltd.	462	13,748
Dawnrays Pharmaceutical Holdings Ltd.	41,929	4,815
DongKook Pharmaceutical Co. Ltd.	114	13,985
Genomma Lab Internacional SA de CV (a)	6,900	7,286
Jazz Pharmaceuticals PLC (a)	546	59,105
Korea United Pharm, Inc.	356	7,368
Lee's Pharmaceutical Holdings Ltd.	21,527	16,999
Luye Pharma Group Ltd. (d)	10,874	6,861
Nippon Chemiphar Co. Ltd.	183	4,223
PT Tempo Scan Pacific Tbk	300	28
Sanofi SA sponsored ADR	431	22,606
Taro Pharmaceutical Industries Ltd. (a)	694	45,117
Towa Pharmaceutical Co. Ltd.	892	15,918
Vetoquinol SA	7	567
Vivimed Labs Ltd. (a)	200	29
		290,737

TOTAL HEALTH CARE		5,206,290

INDUSTRIALS - 9.3%
Aerospace & Defense - 0.0%
Magellan Aerospace Corp.	231	1,150
Moog, Inc. Class A	38	2,041
SIFCO Industries, Inc. (a)	25	95
The Lisi Group	3	67
Vectrus, Inc. (a)	132	5,807
		9,160
Air Freight & Logistics - 0.1%
AIT Corp.	2,010	17,203
CTI Logistics Ltd. (a)	304	104
Hub Group, Inc. Class A (a)	26	1,375
Onelogix Group Ltd.	2,727	319
SBS Co. Ltd.	596	12,567
		31,568
Building Products - 0.3%
InnoTec TSS AG	33	352
KVK Corp.	109	1,709
Nihon Dengi Co. Ltd.	753	24,933
Nihon Flush Co. Ltd.	136	1,837
Noda Corp.	1,075	5,900
Resideo Technologies, Inc. (a)	116	1,540
Sekisui Jushi Corp.	1,515	28,324
		64,595
Commercial Services & Supplies - 0.3%
Asia File Corp. Bhd	11,144	4,881
Calian Technologies Ltd.	543	24,019
Civeo Corp. (a)	6,970	5,785
Loomis AB (B Shares) (a)	218	5,209
Matsuda Sangyo Co. Ltd.	374	5,741
Mitie Group PLC	8,937	3,825
Secom Joshinetsu Co. Ltd.	45	1,403
VSE Corp.	665	18,706
		69,569
Construction & Engineering - 0.8%
Arcadis NV	1,997	40,814
Boustead Projs. Pte Ltd.	4,000	2,237
Boustead Singapore Ltd.	22,716	11,774
Geumhwa PSC Co. Ltd.	1	21
Hokuriku Electrical Construction Co. Ltd.	159	1,353
Kawasaki Setsubi Kogyo Co. Ltd.	383	1,845
Meisei Industrial Co. Ltd.	1,118	8,418
Mirait Holdings Corp.	109	1,495
Nippon Rietec Co. Ltd.	2,065	57,724
Raiznext Corp.	3,819	42,824
Seikitokyu Kogyo Co. Ltd.	1,316	8,877
Shinnihon Corp.	100	737
Sumitomo Densetsu Co. Ltd.	326	6,615
Watanabe Sato Co. Ltd.	78	1,533
		186,267
Electrical Equipment - 0.5%
Acuity Brands, Inc.	496	49,154
Aichi Electric Co. Ltd.	100	2,163
Aros Quality Group AB	2,048	42,405
Canare Electric Co. Ltd.	258	3,697
Hammond Power Solutions, Inc. Class A	771	3,885
Iwabuchi Corp.	20	1,085
Regal Beloit Corp.	218	20,049
Sensata Technologies, Inc. PLC (a)	187	7,102
Terasaki Electric Co. Ltd.	170	1,553
		131,093
Industrial Conglomerates - 0.2%
Lifco AB	187	14,269
Mytilineos SA	1,778	16,420
Nolato AB (B Shares)	121	10,039
Reunert Ltd.	205	380
		41,108
Machinery - 0.7%
Conrad Industries, Inc. (a)	1	10
Cummins, Inc.	51	9,856
Daihatsu Diesel Manufacturing Co. Ltd.	900	3,409
Daiwa Industries Ltd.	2,336	18,206
Estic Corp.	153	5,861
Fuji Latex Co. Ltd.	88	2,698
Fujimak Corp.	1,914	11,464
Fukushima Industries Corp.	187	6,015
Haitian International Holdings Ltd.	8,999	20,714
Hy-Lok Corp.	413	4,541
Ihara Science Corp.	463	6,158
Koike Sanso Kogyo Co. Ltd.	72	1,576
Krones AG	22	1,335
Nakanishi Manufacturing Co. Ltd.	522	4,734
Nansin Co. Ltd.	628	2,848
Sakura Rubber Co. Ltd.	100	4,596
Sansei Co. Ltd.	1,705	5,235
Semperit AG Holding (a)	559	11,062
SIMPAC, Inc.	5,408	10,944
Snap-On, Inc.	47	6,856
Stanley Black & Decker, Inc.	47	7,206
Teikoku Sen-I Co. Ltd.	1,074	23,813
The Hanshin Diesel Works Ltd.	78	1,465
Tocalo Co. Ltd.	936	10,407
		181,009
Marine - 0.1%
Japan Transcity Corp.	3,121	13,474
SITC International Holdings Co. Ltd.	17,526	17,571
		31,045
Professional Services - 0.5%
ABIST Co. Ltd.	611	14,719
Akka Technologies SA	1,311	27,210
Bertrandt AG	397	14,684
Career Design Center Co. Ltd.	100	709
McMillan Shakespeare Ltd.	5,203	32,786
Robert Half International, Inc.	238	12,107
SHL-JAPAN Ltd.	308	6,087
WDB Holdings Co. Ltd.	200	4,739
		113,041
Road & Rail - 0.7%
Autohellas SA	5,307	20,286
Daqin Railway Co. Ltd. (A Shares)	83,300	77,506
Hamakyorex Co. Ltd.	479	14,186
Higashi Twenty One Co. Ltd.	186	740
Kyushu Railway Co.	449	8,814
NANSO Transport Co. Ltd.	356	3,471
Nikkon Holdings Co. Ltd.	231	4,166
SENKO Co. Ltd.	645	4,771
Shin-Keisei Electric Railway Co. Ltd.	75	1,489
STEF-TFE Group (a)	206	15,821
Tohbu Network Co. Ltd.	278	2,175
Utoc Corp.	3,496	15,886
		169,311
Trading Companies & Distributors - 5.0%
AerCap Holdings NV (a)	1,703	45,862
Bergman & Beving AB (B Shares)	1,165	10,615
Canox Corp.	861	5,710
Chori Co. Ltd.	3,108	41,428
Daiichi Jitsugyo Co. Ltd.	52	1,724
Green Cross Co. Ltd.	1,200	10,939
HERIGE (a)	167	4,525
Houston Wire & Cable Co. (a)	2,641	6,629
Howden Joinery Group PLC	589	3,780
iMarketKorea, Inc.	7	50
Itochu Corp.	37,694	826,491
Kamei Corp.	4,166	37,388
Lumax International Corp. Ltd.	2,994	6,842
Meiwa Corp.	1,600	6,348
Mitani Shoji Co. Ltd.	1,319	81,616
Mitsubishi Corp.	2,777	55,956
Momentum Group AB Class B	978	15,639
MSC Industrial Direct Co., Inc. Class A	53	3,499
Narasaki Sangyo Co. Ltd.	89	1,550
Nishikawa Keisoku Co. Ltd.	37	1,339
Pla Matels Corp.	500	2,503
Rasa Corp.	541	4,768
Sanyo Trading Co. Ltd.	137	1,157
Shinsho Corp.	250	4,109
Yamazen Co. Ltd.	176	1,586
Yuasa Trading Co. Ltd.	1,600	42,488
		1,224,541
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	7,299	3,503
Isewan Terminal Service Co. Ltd.	677	4,899
Meiko Transportation Co. Ltd.	148	1,595
Qingdao Port International Co. Ltd. (H Shares) (d)	35,650	20,193
		30,190

TOTAL INDUSTRIALS		2,282,497

INFORMATION TECHNOLOGY - 5.8%
Communications Equipment - 0.1%
F5 Networks, Inc. (a)	205	27,860
HF Co. (a)	153	654
		28,514
Electronic Equipment & Components - 0.7%
Daido Signal Co. Ltd.	848	4,911
Elematec Corp.	1,600	12,802
HAGIAWARA ELECTRIC Co. Ltd.	700	12,300
Kingboard Chemical Holdings Ltd.	11,421	33,378
Lacroix SA	163	4,186
Makus, Inc.	205	737
PAX Global Technology Ltd.	18,119	8,486
Redington India Ltd.	10,834	13,087
Riken Kieki Co. Ltd.	1,088	25,171
Simplo Technology Co. Ltd.	2,829	31,410
Thinking Electronic Industries Co. Ltd.	3,609	11,947
		158,415
IT Services - 3.7%
Amdocs Ltd.	1,984	123,206
Avant Corp.	676	6,303
Cielo SA	6,335	6,521
Computer Services, Inc.	6	344
Data#3 Ltd.	1,821	7,351
Dimerco Data System Corp.	1,115	2,032
E-Credible Co. Ltd.	447	8,840
eClerx Services Ltd.	287	1,839
Enea Data AB (a)	485	9,998
Estore Corp.	200	2,007
Future Corp.	1,442	23,962
IFIS Japan Ltd.	254	1,737
Korea Information & Communication Co. Ltd. (a)	606	4,657
Neurones	7	197
NIC, Inc.	273	5,984
Nice Information & Telecom, Inc.	268	5,311
Persistent Systems Ltd.	788	9,656
Softcreate Co. Ltd.	102	2,211
Sopra Steria Group	952	141,746
Tessi SA (a)(b)	403	45,573
The Western Union Co.	20,038	486,523
TravelSky Technology Ltd. (H Shares)	747	1,436
		897,434
Semiconductors & Semiconductor Equipment - 0.1%
e-LITECOM Co. Ltd.	34	188
Miraial Co. Ltd.	1,346	12,817
Phison Electronics Corp.	1,225	12,287
		25,292
Software - 0.3%
eBase Co. Ltd.	800	11,298
Ebix, Inc.	511	11,270
InfoVine Co. Ltd.	43	642
Jastec Co. Ltd.	303	3,106
KPIT Cummins Infosystems Ltd.	3,700	5,941
KPIT Engineering Ltd.	1,100	944
KSK Co., Ltd.	227	4,180
System Research Co. Ltd.	101	1,746
Toho System Science Co. Ltd.	202	1,803
Uchida Esco Co. Ltd.	596	31,192
Zensar Technologies Ltd.	1,000	2,135
		74,257
Technology Hardware, Storage & Peripherals - 0.9%
Elecom Co. Ltd.	101	4,981
HP, Inc.	12,895	226,694
		231,675

TOTAL INFORMATION TECHNOLOGY		1,415,587

MATERIALS - 2.5%
Chemicals - 1.5%
Air Water, Inc.	260	3,353
C. Uyemura & Co. Ltd.	360	21,187
Celanese Corp. Class A	47	4,568
CF Industries Holdings, Inc.	191	5,984
Chokwang Paint Ltd.	34	156
Daishin-Chemical Co. Ltd.	603	7,172
Dow, Inc.	27	1,109
Fuso Chemical Co. Ltd.	448	17,119
Isamu Paint Co. Ltd.	52	1,431
Koatsu Gas Kogyo Co. Ltd.	537	3,774
KPX Green Chemical Co. Ltd.	40	111
Kuriyama Holdings Corp.	200	986
Nippon Soda Co. Ltd.	298	7,598
NOF Corp.	565	20,976
Nutrien Ltd.	285	9,281
Scientex Bhd	7,984	17,175
T&K Toka Co. Ltd.	925	6,798
Tae Kyung Industrial Co. Ltd.	1,551	6,362
The Mosaic Co.	10,911	146,971
Toho Acetylene Co. Ltd.	509	5,823
Westlake Chemical Corp.	27	1,472
Yara International ASA	1,587	66,309
Yip's Chemical Holdings Ltd.	8,343	2,325
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	4,000	9,645
		367,685
Construction Materials - 0.1%
Ibstock PLC (d)	766	1,593
Mitani Sekisan Co. Ltd.	489	25,223
Yotai Refractories Co. Ltd.	588	3,877
		30,693
Containers & Packaging - 0.4%
AMVIG Holdings Ltd.	27,556	4,764
Mayr-Melnhof Karton AG	308	47,673
Packaging Corp. of America	332	31,912
The Pack Corp.	200	4,977
WestRock Co.	94	2,525
		91,851
Metals & Mining - 0.5%
ArcelorMittal SA Class A unit (a)	389	4,267
Castings PLC	51	230
Chubu Steel Plate Co. Ltd.	864	5,901
CI Resources Ltd. (c)	16	10
CK-SAN-ETSU Co. Ltd.	229	6,447
Compania de Minas Buenaventura SA sponsored ADR	735	8,717
Mount Gibson Iron Ltd.	47,398	24,043
Pacific Metals Co. Ltd.	1,284	18,097
Perenti Global Ltd.	46,360	39,581
Rio Tinto PLC sponsored ADR	232	14,161
Teck Resources Ltd. Class B (sub. vtg.)	298	3,019
Warrior Metropolitan Coal, Inc.	227	3,614
		128,087

TOTAL MATERIALS		618,316

REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Jones Lang LaSalle, Inc.	28	2,769
Nisshin Group Holdings Co.	6,038	20,135
		22,904
UTILITIES - 2.0%
Electric Utilities - 1.4%
EVN AG	92	1,524
Exelon Corp.	992	38,301
Fjordkraft Holding ASA (d)	1,515	13,499
Holding Co. ADMIE IPTO SA	17	44
PPL Corp.	10,713	285,180
Public Power Corp. of Greece (a)	17	77
		338,625
Gas Utilities - 0.5%
Busan City Gas Co. Ltd.	205	6,248
China Resource Gas Group Ltd.	4,311	21,248
Enagas SA	1,616	40,679
GAIL India Ltd.	23,299	30,057
Hokuriku Gas Co.	164	4,834
Seoul City Gas Co. Ltd.	216	12,066
YESCO Co. Ltd.	526	14,999
		130,131
Multi-Utilities - 0.1%
CenterPoint Energy, Inc.	1,057	20,094
Water Utilities - 0.0%
Manila Water Co., Inc.	300	78

TOTAL UTILITIES		488,928

TOTAL COMMON STOCKS
(Cost $21,688,948)		21,900,669

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche Automobil Holding SE (Germany)	25	1,415
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Steel Partners Holdings LP Series A, 6.00%	253	4,129
Machinery - 0.0%
Danieli & C. Officine Meccaniche SpA	7	56

TOTAL INDUSTRIALS		4,185

MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	1,249	16,007
UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Paranaense de Energia-Copel (PN-B)	1,083	13,780
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $33,386)		35,387

Money Market Funds - 10.4%
Fidelity Cash Central Fund 0.14% (e)	2,484,994	2,485,739
Fidelity Securities Lending Cash Central Fund 0.13% (e)(f)	54,468	54,474
TOTAL MONEY MARKET FUNDS
(Cost $2,539,964)		2,540,213
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $24,262,298)		24,476,269
NET OTHER ASSETS (LIABILITIES) - 0.0%		(420)
NET ASSETS - 100%		$24,475,849

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $90,746 or 0.4% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,326
Fidelity Securities Lending Cash Central Fund	6,256
Total	$21,582

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,423,326	$980,231	$443,095	$--
Consumer Discretionary	4,564,928	4,523,325	36,836	4,767
Consumer Staples	1,262,180	1,249,150	13,014	16
Energy	1,388,285	1,196,967	191,318	--
Financials	3,228,843	3,026,190	202,653	--
Health Care	5,206,290	5,202,000	4,290	--
Industrials	2,286,682	1,385,343	901,339	--
Information Technology	1,415,587	1,415,587	--	--
Materials	634,323	599,041	35,272	10
Real Estate	22,904	22,904	--	--
Utilities	502,708	502,630	78	--
Money Market Funds	2,540,213	2,540,213	--	--
Total Investments in Securities:	$24,476,269	$22,643,581	$1,827,895	$4,793

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	58.9%
Japan	17.0%
United Kingdom	4.6%
Korea (South)	3.4%
France	2.5%
China	1.7%
Canada	1.7%
Netherlands	1.5%
Cayman Islands	1.3%
Others (Individually Less Than 1%)	7.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $51,472) — See accompanying schedule: Unaffiliated issuers (cost $21,722,334)	$21,936,056
Fidelity Central Funds (cost $2,539,964)	2,540,213
Total Investment in Securities (cost $24,262,298)		$24,476,269
Cash		28,481
Foreign currency held at value (cost $812)		825
Receivable for fund shares sold		16,616
Dividends receivable		19,376
Distributions receivable from Fidelity Central Funds		1,080
Receivable from investment adviser for expense reductions		933
Other receivables		62
Total assets		24,543,642
Liabilities
Payable for fund shares redeemed	$12,395
Other payables and accrued expenses	937
Collateral on securities loaned	54,461
Total liabilities		67,793
Net Assets		$24,475,849
Net Assets consist of:
Paid in capital		$24,486,445
Total accumulated earnings (loss)		(10,596)
Net Assets		$24,475,849
Net Asset Value, offering price and redemption price per share ($24,475,849 ÷ 2,258,809 shares)		$10.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$402,563
Income from Fidelity Central Funds (including $6,256 from security lending)		21,582
Total income		424,145
Expenses
Independent trustees' fees and expenses	$108
Proxy	933
Miscellaneous	40
Total expenses before reductions	1,081
Expense reductions	(933)
Total expenses after reductions		148
Net investment income (loss)		423,997
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(318,982)
Fidelity Central Funds	232
Foreign currency transactions	(24,443)
Total net realized gain (loss)		(343,193)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	284,039
Fidelity Central Funds	249
Assets and liabilities in foreign currencies	68
Total change in net unrealized appreciation (depreciation)		284,356
Net gain (loss)		(58,837)
Net increase (decrease) in net assets resulting from operations		$365,160

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$423,997	$608,093
Net realized gain (loss)	(343,193)	211,432
Change in net unrealized appreciation (depreciation)	284,356	(2,492,101)
Net increase (decrease) in net assets resulting from operations	365,160	(1,672,576)
Distributions to shareholders	(475,154)	(762,655)
Share transactions
Proceeds from sales of shares	17,387,666	5,505,397
Reinvestment of distributions	475,154	762,655
Cost of shares redeemed	(9,731,174)	(18,015,690)
Net increase (decrease) in net assets resulting from share transactions	8,131,646	(11,747,638)
Total increase (decrease) in net assets	8,021,652	(14,182,869)
Net Assets
Beginning of period	16,454,197	30,637,066
End of period	$24,475,849	$16,454,197
Other Information
Shares
Sold	1,657,408	474,926
Issued in reinvestment of distributions	41,842	66,096
Redeemed	(907,259)	(1,573,091)
Net increase (decrease)	791,991	(1,032,069)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Intrinsic Opportunities Fund

Years ended July 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.22	$12.26	$10.84	$10.00
Income from Investment Operations
Net investment income (loss)B	.26	.30	.26	.08
Net realized and unrealized gain (loss)	(.25)	(1.01)	1.34	.76
Total from investment operations	.01	(.71)	1.60	.84
Distributions from net investment income	(.28)	(.28)	(.13)	–
Distributions from net realized gain	(.11)	(.05)	(.05)	–
Total distributions	(.39)	(.33)	(.18)	–
Net asset value, end of period	$10.84	$11.22	$12.26	$10.84
Total ReturnC,D	(.07)%	(5.84)%	14.86%	8.40%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	- %G	- %G	- %G,H
Expenses net of fee waivers, if anyG	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	- %H
Net investment income (loss)	2.45%	2.56%	2.21%	1.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$24,476	$16,454	$30,637	$8,025
Portfolio turnover rateI	33%	27%	6%	9%J

 A For the period March 8, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Flex Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,236,864
Gross unrealized depreciation	(3,080,472)
Net unrealized appreciation (depreciation)	$156,392
Tax Cost	$24,319,877

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$238,857
Capital loss carryforward	$(405,809)
Net unrealized appreciation (depreciation) on securities and other investments	$156,356

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(176,387)
Long-term	(229,422)
Total capital loss carryforward	$(405,809)

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$331,484	$ 742,159
Long-term Capital Gains	143,670	20,496
Total	$475,154	$ 762,655

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Intrinsic Opportunities Fund	11,590,901	5,066,978

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Intrinsic Opportunities Fund	$275

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Flex Intrinsic Opportunities Fund	$40

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $933.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 24% of the total outstanding shares of the fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Flex Intrinsic Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Intrinsic Opportunities Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from March 8, 2017 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from March 8, 2017 (commencement of operations) to July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Flex Intrinsic Opportunities Fund	- %-C
Actual		$1,000.00	$954.20	$--D
Hypothetical-E		$1,000.00	$1,024.86	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 66% and 38% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 81% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	51,196,847,491.427	94.398
Withheld	3,038,239,286.369	5.602
TOTAL	54,235,086,777.797	100.000
Donald F. Donahue
Affirmative	51,237,854,534.400	94.474
Withheld	2,997,232,243.397	5.526
TOTAL	54,235,086,777.797	100.000
Bettina Doulton
Affirmative	51,360,110,652.541	94.699
Withheld	2,874,976,125.255	5.301
TOTAL	54,235,086,777.797	100.000
Vicki L. Fuller
Affirmative	51,563,431,518.122	95.074
Withheld	2,671,655,259.675	4.926
TOTAL	54,235,086,777.797	100.000
Patricia L. Kampling
Affirmative	51,164,274,033.278	94.338
Withheld	3,070,812,744.518	5.662
TOTAL	54,235,086,777.797	100.000
Alan J. Lacy
Affirmative	50,656,049,520.376	93.401
Withheld	3,579,037,257.420	6.599
TOTAL	54,235,086,777.797	100.000
Ned C. Lautenbach
Affirmative	50,648,184,728.350	93.386
Withheld	3,586,902,049.447	6.614
TOTAL	54,235,086,777.797	100.000
Robert A. Lawrence
Affirmative	50,828,079,099.188	93.718
Withheld	3,407,007,678.608	6.282
TOTAL	54,235,086,777.797	100.000
Joseph Mauriello
Affirmative	50,733,010,817.685	93.543
Withheld	3,502,075,960.112	6.457
TOTAL	54,235,086,777.797	100.000
Cornelia M. Small
Affirmative	50,936,822,997.692	93.919
Withheld	3,298,263,780.105	6.081
TOTAL	54,235,086,777.797	100.000
Garnett A. Smith
Affirmative	50,777,344,834.274	93.625
Withheld	3,457,741,943.523	6.375
TOTAL	54,235,086,777.797	100.000
David M. Thomas
Affirmative	50,835,673,463.433	93.732
Withheld	3,399,413,314.364	6.268
TOTAL	54,235,086,777.797	100.000
Susan Tomasky
Affirmative	51,193,289,850.509	94.391
Withheld	3,041,796,927.288	5.609
TOTAL	54,235,086,777.797	100.000
Michael E. Wiley
Affirmative	50,830,132,792.508	93.722
Withheld	3,404,953,985.289	6.278
TOTAL	54,235,086,777.797	100.000
Proposal 1 reflects trust wide proposal and voting results.

ZTO-ANN-0920
1.9881591.103

Fidelity® Low-Priced Stock K6 Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity® Low-Priced Stock K6 Fund	(0.74)%	4.27%

 A From May 26, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock K6 Fund on May 26, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$11,425	Fidelity® Low-Priced Stock K6 Fund
$11,190	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Lead Manager Joel Tillinghast and Co-Managers Sam Chamovitz and Salim Hart:  For the fiscal year ending July 31, 2020, the fund returned -0.74%, outperforming the -4.59% result of the benchmark Russell 2000® Index. The top contributor to performance versus the benchmark was an underweighting in the financials sector, primarily driven by the banking industry. Stock selection in energy and an underweighting in real estate also bolstered performance. UnitedHealth Group, the fund's largest individual contributor, rose 23% this period. This was our largest holding. Our second-largest contributor was Ansys, which gained 53% the past 12 months. Another contributor this period was Best Buy. The stock gained 34% the past 12 months. This was among the biggest holdings in the fund. All of these contributors were non-benchmark positions. Foreign holdings contributed to fund performance, aided in part by favorable foreign exchange. Conversely, the largest detractor from performance versus the benchmark was an underweighting and security selection in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry. Weak picks in the consumer discretionary sector, especially within the consumer durables & apparel industry, also hampered the fund's relative result. Also hampering the fund's relative performance was an overweighting in energy. Our non-benchmark stake in Unum Group was the fund's largest individual relative detractor, due to its -43% result. Our second-largest relative detractor this period was avoiding Teladoc Health, a benchmark component that gained 183%. Another notable relative detractor was an out-of-benchmark stake in Synchrony Financial (-36%). Notable changes in positioning include increased exposure to the consumer staples sector and a lower allocation to energy. In addition, the fund’s stake in cash declined to about 5% at period end, from roughly 8% a year ago.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
UnitedHealth Group, Inc.	5.5
Metro, Inc. Class A (sub. vtg.)	3.4
AutoZone, Inc.	3.3
Ross Stores, Inc.	3.2
Next PLC	2.7
Best Buy Co., Inc.	2.5
Amgen, Inc.	2.4
MetLife, Inc.	2.4
Seagate Technology LLC	2.3
Monster Beverage Corp.	2.2
29.9

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Consumer Discretionary	22.9
Information Technology	15.5
Health Care	13.3
Consumer Staples	12.6
Financials	11.7

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks	94.8%
Short-Term Investments and Net Other Assets (Liabilities)	5.2%

 * Foreign investments - 42.5%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
COMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.0%
Iridium Communications, Inc. (a)	21,275	$582,722
Interactive Media & Services - 0.9%
Yahoo! Japan Corp.	3,010,300	16,007,984
Media - 1.1%
AMC Networks, Inc. Class A (a)(b)	6,662	153,892
Comcast Corp. Class A	143,001	6,120,443
Corus Entertainment, Inc. Class B (non-vtg.)	42,192	75,599
Discovery Communications, Inc.:
Class A (a)(b)	209,415	4,418,657
Class C (non-vtg.) (a)	52,377	992,544
Gray Television, Inc. (a)	10,200	146,268
Hyundai HCN	211,755	702,096
Intage Holdings, Inc.	238,100	1,941,149
MSG Network, Inc. Class A (a)	20,816	198,376
Nexstar Broadcasting Group, Inc. Class A	3,993	349,986
Pico Far East Holdings Ltd.	1,772,000	233,209
Proto Corp.	14,300	140,494
RKB Mainichi Broadcasting Corp.	2,800	147,598
Saga Communications, Inc. Class A	29,975	700,816
Sky Network Television Ltd. (a)	1,920,252	164,283
Tegna, Inc.	131,236	1,545,960
The New York Times Co. Class A	8,218	379,179
TOW Co. Ltd.	263,400	646,960
TVA Group, Inc. Class B (non-vtg.) (a)	204,775	206,388
ViacomCBS, Inc. Class B	20,700	539,649
WOWOW INC.	13,100	303,940
		20,107,486

TOTAL COMMUNICATION SERVICES		36,698,192

CONSUMER DISCRETIONARY - 22.9%
Auto Components - 1.1%
Adient PLC (a)	44,001	732,177
ASTI Corp.	12,900	145,019
DaikyoNishikawa Corp.	19,200	80,170
ElringKlinger AG (a)(b)	50,252	304,851
G-Tekt Corp.	11,500	94,842
Gentex Corp.	165,971	4,479,557
GUD Holdings Ltd.	21,372	171,626
Hi-Lex Corp.	110,000	1,139,956
Lear Corp.	14,680	1,620,378
Linamar Corp.	18,899	564,381
Motonic Corp.	221,600	1,380,529
Murakami Corp.	66,500	1,432,337
Nippon Seiki Co. Ltd.	214,700	2,405,500
Piolax, Inc.	147,500	2,026,026
S&T Holdings Co. Ltd.	68,802	894,646
Samsung Climate Control Co. Ltd.	28,201	148,568
SJM Co. Ltd.	50	106
Strattec Security Corp.	27,780	600,326
Sungwoo Hitech Co. Ltd.	195,830	479,807
TBK Co. Ltd.	54,800	218,983
Yachiyo Industry Co. Ltd.	64,500	228,497
Yutaka Giken Co. Ltd.	73,000	953,748
		20,102,030
Automobiles - 0.0%
Isuzu Motors Ltd.	24,200	197,387
Kabe Husvagnar AB (B Shares)	19,905	355,920
		553,307
Distributors - 0.1%
Arata Corp.	6,600	312,994
Central Automotive Products Ltd.	4,500	90,123
LKQ Corp. (a)	9,000	253,710
Nakayamafuku Co. Ltd.	39,500	169,038
PALTAC Corp.	2,600	140,494
SPK Corp.	36,800	465,150
Uni-Select, Inc.	94,250	538,994
		1,970,503
Diversified Consumer Services - 0.1%
Clip Corp.	15,600	103,602
Cross-Harbour Holdings Ltd.	165,000	229,927
Estacio Participacoes SA	21,600	140,327
Step Co. Ltd.	63,600	871,192
		1,345,048
Hotels, Restaurants & Leisure - 0.2%
Ark Restaurants Corp.	6,492	64,011
Brinker International, Inc.	16,900	454,441
Curves Holdings Co. Ltd. (a)	19,700	95,471
Flanigans Enterprises, Inc. (a)	6,720	105,936
Hiday Hidaka Corp.	103,492	1,436,208
Ibersol SGPS SA (a)	65,695	417,881
Koshidaka Holdings Co. Ltd.	19,700	61,786
Sportscene Group, Inc. Class A	39,250	83,221
The Monogatari Corp.	3,800	257,749
The Restaurant Group PLC	1,204,412	696,846
		3,673,550
Household Durables - 4.5%
Barratt Developments PLC	4,809,417	32,144,960
Bellway PLC	275,332	9,176,028
D.R. Horton, Inc.	131,370	8,691,439
Dorel Industries, Inc. Class B (sub. vtg.) (b)	121,346	877,855
Emak SpA (a)	315,882	290,977
First Juken Co. Ltd.	83,200	704,239
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	93,300	761,231
Hamilton Beach Brands Holding Co.:
Class A (b)	12,118	184,194
Class B	4,742	72,078
Helen of Troy Ltd. (a)	74,860	14,092,395
Henry Boot PLC	161,445	528,329
Iida Group Holdings Co. Ltd.	4,200	64,594
iRobot Corp. (a)(b)	1,300	94,497
Lennar Corp. Class A	4,600	332,810
M/I Homes, Inc. (a)	74,133	3,086,157
Mohawk Industries, Inc. (a)	75,728	6,046,881
Q.E.P. Co., Inc. (a)	136	1,530
Sanei Architecture Planning Co. Ltd.	71,700	807,391
Taylor Morrison Home Corp. (a)	42,576	998,407
Tempur Sealy International, Inc. (a)	2,600	210,470
Token Corp.	49,400	3,136,063
TopBuild Corp. (a)	1,200	158,304
TRI Pointe Homes, Inc. (a)	17,000	284,240
Whirlpool Corp.	1,400	228,368
		82,973,437
Internet & Direct Marketing Retail - 0.2%
Aucnet, Inc.	11,200	119,348
Belluna Co. Ltd.	531,600	3,761,451
Dustin Group AB (c)	23,262	140,680
Moneysupermarket.com Group PLC	31,152	119,887
		4,141,366
Leisure Products - 0.0%
Mars Group Holdings Corp.	32,900	461,231
Miroku Corp.	10,100	151,421
		612,652
Multiline Retail - 3.1%
Big Lots, Inc. (b)	132,737	5,221,874
Lifestyle China Group Ltd. (a)	1,319,500	272,402
Lifestyle International Holdings Ltd.	1,548,500	1,254,736
Next PLC	715,941	51,075,589
		57,824,601
Specialty Retail - 12.6%
AT-Group Co. Ltd.	78,800	963,272
AutoNation, Inc. (a)	15,168	778,725
AutoZone, Inc. (a)	50,461	60,927,621
Bed Bath & Beyond, Inc. (b)	932,042	10,084,694
Best Buy Co., Inc.	466,909	46,499,467
BMTC Group, Inc.	233,262	1,577,777
Bonia Corp. Bhd	50	7
Buffalo Co. Ltd.	5,700	53,955
Burlington Stores, Inc. (a)	1,464	275,232
Delek Automotive Systems Ltd.	53,055	247,749
Foot Locker, Inc.	89,829	2,640,074
GameStop Corp. Class A (a)(b)	164,337	658,991
Genesco, Inc. (a)	42,087	654,453
Goldlion Holdings Ltd.	1,579,000	299,489
Guess?, Inc.	317,276	3,280,634
Hibbett Sports, Inc. (a)	8,000	185,520
Hour Glass Ltd.	1,123,200	553,018
IA Group Corp.	6,900	206,632
JB Hi-Fi Ltd.	7,489	244,358
John David Group PLC	549,184	4,353,549
Jumbo SA	594,913	11,639,919
K's Holdings Corp.	268,400	3,448,340
Ku Holdings Co. Ltd.	64,700	507,918
Leon's Furniture Ltd.	17,385	173,792
Mr. Bricolage SA (a)(b)	51,135	313,219
Murphy U.S.A., Inc. (a)	5,624	744,674
Nafco Co. Ltd.	115,100	2,006,136
Ross Stores, Inc.	661,069	59,278,057
Sally Beauty Holdings, Inc. (a)	336,868	3,911,037
The Buckle, Inc. (b)	378,816	6,072,420
Urban Outfitters, Inc. (a)(b)	154,038	2,547,789
USS Co. Ltd.	337,200	5,004,404
Williams-Sonoma, Inc.	48,916	4,261,562
		234,394,484
Textiles, Apparel & Luxury Goods - 1.0%
Best Pacific International Holdings Ltd.	368,000	49,856
Capri Holdings Ltd. (a)	147,200	2,205,056
CRG, Inc. BHD (a)(d)	200	4
Deckers Outdoor Corp. (a)	1,400	292,950
Embry Holdings Ltd.	126,000	17,070
Ff Group (a)(d)	289,100	408,654
Fossil Group, Inc. (a)	287,626	952,042
Gildan Activewear, Inc.	549,200	9,746,153
Handsome Co. Ltd.	89,900	2,277,834
JLM Couture, Inc. (a)(d)	9,534	20,975
McRae Industries, Inc.	1,668	30,274
Steven Madden Ltd.	10,548	223,407
Sun Hing Vision Group Holdings Ltd.	1,176,000	185,118
Tapestry, Inc.	8,400	112,224
Ted Baker PLC	336,358	323,615
Texwinca Holdings Ltd.	3,522,000	499,877
Victory City International Holdings Ltd. (a)	1,056,861	19,500
Victory City International Holdings Ltd. rights 8/6/20 (a)	2,113,722	2,727
Youngone Corp.	25,264	510,198
Youngone Holdings Co. Ltd.	19	552
Yue Yuen Industrial (Holdings) Ltd.	108,000	171,400
		18,049,486

TOTAL CONSUMER DISCRETIONARY		425,640,464

CONSUMER STAPLES - 12.6%
Beverages - 2.6%
A.G. Barr PLC	198,851	1,119,273
Britvic PLC	512,189	5,353,586
Jinro Distillers Co. Ltd.	1,990	49,922
Monster Beverage Corp. (a)	515,289	40,439,881
Olvi PLC (A Shares)	5,723	286,510
Spritzer Bhd	288,800	137,808
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	168,255	339,536
		47,726,516
Food & Staples Retailing - 8.5%
Amsterdam Commodities NV	10,348	229,893
Aoki Super Co. Ltd.	7,000	191,507
Belc Co. Ltd.	133,900	9,600,879
BJ's Wholesale Club Holdings, Inc. (a)	4,400	176,220
Casey's General Stores, Inc.	1,567	249,451
Cosmos Pharmaceutical Corp.	153,300	27,993,850
Create SD Holdings Co. Ltd.	318,400	11,414,936
Daikokutenbussan Co. Ltd.	26,735	1,505,272
Dong Suh Companies, Inc.	79,725	1,440,018
Genky DrugStores Co. Ltd.	52,700	1,827,113
Halows Co. Ltd.	106,800	3,617,004
Jm Holdings Co. Ltd.	5,200	180,039
Kirindo Holdings Co. Ltd.	9,900	251,580
Kroger Co.	8,600	299,194
Kusuri No Aoki Holdings Co. Ltd.	38,800	3,610,410
McColl's Retail Group PLC	106,496	51,510
Metro, Inc. Class A (sub. vtg.)	1,441,600	63,241,193
Naked Wines PLC (b)	66,568	368,156
North West Co., Inc.	8,893	197,851
Qol Holdings Co. Ltd.	148,900	1,451,654
Sundrug Co. Ltd.	254,900	8,692,920
Total Produce PLC	642,358	808,119
United Natural Foods, Inc. (a)(b)	13,100	260,035
Valor Holdings Co. Ltd.	18,400	398,228
Walgreens Boots Alliance, Inc.	341,001	13,882,151
Yaoko Co. Ltd.	67,000	5,316,707
		157,255,890
Food Products - 1.3%
Carr's Group PLC	132,461	223,241
Cranswick PLC	33,010	1,546,921
Food Empire Holdings Ltd.	2,916,700	1,111,895
Fresh Del Monte Produce, Inc.	301,561	6,809,247
Hilton Food Group PLC	38,835	560,202
Inghams Group Ltd.	72,697	172,435
Ingredion, Inc.	32,722	2,830,453
Kaveri Seed Co. Ltd.	4,300	34,684
Lassonde Industries, Inc. Class A (sub. vtg.)	1,106	135,252
Mitsui Sugar Co. Ltd.	25,300	458,892
Nam Yang Dairy Products	631	160,407
Origin Enterprises PLC	551,765	2,060,347
Pacific Andes International Holdings Ltd. (d)	3,104,000	29,237
Pickles Corp.	7,200	179,158
Rocky Mountain Chocolate Factory, Inc.	34,322	113,949
S Foods, Inc.	28,700	684,321
Seaboard Corp.	2,800	7,569,100
Thai President Foods PCL	36,780	229,949
The Simply Good Foods Co. (a)	7,400	177,896
		25,087,586
Personal Products - 0.1%
Hengan International Group Co. Ltd.	34,500	289,566
Sarantis SA	237,587	2,364,864
		2,654,430
Tobacco - 0.1%
Karelia Tobacco Co., Inc. (a)	97	28,794
Scandinavian Tobacco Group A/S (c)	123,355	1,812,753
		1,841,547

TOTAL CONSUMER STAPLES		234,565,969

ENERGY - 3.4%
Energy Equipment & Services - 0.2%
AKITA Drilling Ltd. Class A (non-vtg.)	97,582	24,406
Bristow Group, Inc. (a)	5,246	83,988
Cactus, Inc.	5,200	117,624
Cathedral Energy Services Ltd. (a)(b)	78,887	8,834
Championx Corp. (a)	28,900	274,839
Geospace Technologies Corp. (a)	53,394	403,125
Helix Energy Solutions Group, Inc. (a)	41,700	174,723
John Wood Group PLC	57,935	144,886
KS Energy Services Ltd. (a)	799,500	9,189
Liberty Oilfield Services, Inc. Class A	254,134	1,435,857
Oil States International, Inc. (a)	200,377	897,689
PHX Energy Services Corp. (a)	93,745	72,787
Smart Sand, Inc. (a)	7,400	8,658
Solaris Oilfield Infrastructure, Inc. Class A	8,800	63,888
Tidewater, Inc. warrants 11/14/24 (a)	2,789	1,032
Total Energy Services, Inc.	121,070	189,814
		3,911,339
Oil, Gas & Consumable Fuels - 3.2%
Adams Resources & Energy, Inc.	8,483	179,585
Beach Energy Ltd.	1,106,083	1,118,191
Berry Petroleum Corp.	115,519	543,517
Bonanza Creek Energy, Inc. (a)	102,130	1,857,745
China Petroleum & Chemical Corp.:
(H Shares)	174,000	74,128
sponsored ADR (H Shares)	6,967	296,167
Cimarex Energy Co.	3,791	92,728
CNX Resources Corp. (a)	68,638	662,357
ConocoPhillips Co.	2,000	74,780
CONSOL Energy, Inc. (a)	5,500	32,340
Contango Oil & Gas Co. (a)(b)	106,012	188,701
Delek U.S. Holdings, Inc.	82,630	1,444,372
Eni SpA	371,633	3,310,436
Enterprise Products Partners LP	6,968	122,637
EQT Corp.	423,505	6,149,293
Fuji Kosan Co. Ltd.	19,400	76,057
Great Eastern Shipping Co. Ltd.	365,452	1,104,112
Hankook Shell Oil Co. Ltd.	3,600	707,441
HollyFrontier Corp.	4,053	111,458
Kyungdong Invest Co. Ltd.	4,756	109,170
Marathon Oil Corp.	887,335	4,871,469
Marathon Petroleum Corp.	164,586	6,287,185
Murphy Oil Corp. (b)	938,422	12,396,555
NACCO Industries, Inc. Class A	16,174	353,240
Oil & Natural Gas Corp. Ltd.	2,999,469	3,134,789
Ovintiv, Inc. (b)	143,557	1,391,067
QEP Resources, Inc.	670,267	985,292
Reliance Industries Ltd.	8,400	231,762
Southwestern Energy Co. (a)	1,508,361	3,665,317
Star Petroleum Refining PCL	804,400	179,243
Thai Oil PCL (For. Reg.)	35,300	47,534
Total SA sponsored ADR	131,554	4,954,324
Whitecap Resources, Inc.	30,997	51,143
World Fuel Services Corp.	91,266	2,147,489
WPX Energy, Inc. (a)	51,700	308,649
		59,260,273

TOTAL ENERGY		63,171,612

FINANCIALS - 11.7%
Banks - 0.7%
ACNB Corp.	6,831	140,719
Bank Ireland Group PLC	858,210	1,769,125
Bank of America Corp.	6,759	168,164
Camden National Corp.	8,449	267,749
Cathay General Bancorp	55,610	1,344,650
Central Pacific Financial Corp.	5,000	77,800
Central Valley Community Bancorp	7,575	99,536
Codorus Valley Bancorp, Inc.	54,272	637,696
Community Trust Bancorp, Inc.	5,367	164,284
Dah Sing Banking Group Ltd.	117,200	105,854
Dimeco, Inc.	2,243	78,617
East West Bancorp, Inc.	31,390	1,087,977
First Bancorp, Puerto Rico	117,437	638,857
First Citizens Bancshares, Inc.	609	259,355
First Hawaiian, Inc.	7,594	131,984
FNB Corp., Pennsylvania	12,629	93,581
Hanmi Financial Corp.	26,321	242,943
Hope Bancorp, Inc.	110,105	928,185
Independent Bank Corp.	10,735	149,914
LCNB Corp.	7,700	96,404
Meridian Bank/Malvern, PA (b)	10,236	153,745
NIBC Holding NV (c)	17,788	153,169
OFG Bancorp	29,289	383,100
Sparebank 1 Sr Bank ASA (primary capital certificate) (a)	87,485	690,607
Sparebanken More (primary capital certificate)	15,032	492,157
Sparebanken Nord-Norge	173,032	1,190,066
Trico Bancshares	2,018	56,504
Van Lanschot NV (Bearer)	72,268	1,251,383
Western Alliance Bancorp.	5,500	197,725
		13,051,850
Capital Markets - 1.4%
AllianceBernstein Holding LP	31,200	886,392
Banca Generali SpA	4,089	121,379
GAMCO Investors, Inc. Class A	8,999	106,098
Hamilton Lane, Inc. Class A	4,265	308,104
Lazard Ltd. Class A	188,543	5,528,081
State Street Corp.	252,495	16,106,656
Tullett Prebon PLC	40,122	174,155
Waddell & Reed Financial, Inc. Class A (b)	191,677	2,796,567
		26,027,432
Consumer Finance - 2.7%
Aeon Credit Service (Asia) Co. Ltd.	916,000	631,129
Cash Converters International Ltd. (a)	1,357,590	174,587
Discover Financial Services	206,724	10,218,367
H&T Group PLC	35,703	147,216
Navient Corp.	70,551	561,586
Nicholas Financial, Inc. (a)	16,464	134,346
OneMain Holdings, Inc.	5,200	149,240
Santander Consumer U.S.A. Holdings, Inc.	775,135	14,231,479
Synchrony Financial	1,133,310	25,080,150
		51,328,100
Diversified Financial Services - 0.1%
Far East Horizon Ltd.	114,000	93,844
Ricoh Leasing Co. Ltd.	57,400	1,441,304
Voya Financial, Inc.	4,000	197,600
		1,732,748
Insurance - 6.1%
AEGON NV	3,273,374	9,592,257
AFLAC, Inc.	11,181	397,708
Allstate Corp.	3,146	296,951
Amerisafe, Inc.	3,989	253,142
ASR Nederland NV	43,169	1,389,756
Chubb Ltd.	1,322	168,211
FBD Holdings PLC (a)	8,633	67,524
First American Financial Corp.	8,451	431,086
Globe Life, Inc.	2,000	159,200
Hartford Financial Services Group, Inc.	7,700	325,864
Hiscox Ltd.	12,425	127,122
Hyundai Fire & Marine Insurance Co. Ltd.	10,217	199,067
Lincoln National Corp.	380,205	14,170,240
MetLife, Inc.	1,183,302	44,787,981
National Western Life Group, Inc.	9,983	1,944,589
NN Group NV	94,242	3,441,383
Old Republic International Corp.	8,000	128,560
Primerica, Inc.	4,446	532,008
Principal Financial Group, Inc.	14,055	596,354
Prudential Financial, Inc.	32,635	2,068,080
Reinsurance Group of America, Inc.	85,100	7,254,775
RenaissanceRe Holdings Ltd.	35,151	6,340,537
The Travelers Companies, Inc.	2,225	254,585
Unum Group	1,102,074	18,988,735
		113,915,715
Mortgage Real Estate Investment Trusts - 0.4%
Annaly Capital Management, Inc.	907,299	6,723,086
Thrifts & Mortgage Finance - 0.3%
ASAX Co. Ltd.	26,900	166,195
Genworth MI Canada, Inc.	194,086	4,809,223
Genworth Mortgage Insurance Ltd.	306,210	370,818
		5,346,236

TOTAL FINANCIALS		218,125,167

HEALTH CARE - 13.3%
Biotechnology - 2.7%
Alexion Pharmaceuticals, Inc. (a)	4,682	479,858
Amgen, Inc.	183,652	44,934,135
Biogen, Inc. (a)	10,619	2,916,933
Cell Biotech Co. Ltd.	3,100	46,272
Essex Bio-Technology Ltd.	98,900	62,783
Gilead Sciences, Inc.	18,114	1,259,466
		49,699,447
Health Care Equipment & Supplies - 0.4%
Apex Biotechnology Corp.	58,900	53,460
Arts Optical International Holdings Ltd. (a)	1,443,400	152,715
Boston Scientific Corp. (a)	8,542	329,465
Hoshiiryou Sanki Co. Ltd.	16,700	562,425
Integra LifeSciences Holdings Corp. (a)	3,929	187,610
Nakanishi, Inc.	36,300	569,593
Prim SA	85,307	932,523
ResMed, Inc.	3,141	636,084
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	48,000	122,008
St.Shine Optical Co. Ltd.	173,000	1,826,510
Techno Medica Co. Ltd.	2,000	32,705
Utah Medical Products, Inc.	19,965	1,627,148
Vieworks Co. Ltd.	5,000	150,519
		7,182,765
Health Care Providers & Services - 9.5%
AmerisourceBergen Corp.	1,200	120,228
Anthem, Inc.	147,068	40,267,218
Cigna Corp.	1,470	253,854
CVS Health Corp.	159,742	10,054,161
DVx, Inc.	39,900	335,845
Hi-Clearance, Inc.	112,000	410,054
Humana, Inc.	1,013	397,552
Laboratory Corp. of America Holdings (a)	21,429	4,134,083
Medica Sur SA de CV (a)	19,825	13,977
MEDNAX, Inc. (a)	101,975	2,037,461
Patterson Companies, Inc.	5,800	154,048
Quest Diagnostics, Inc.	5,545	704,603
Ship Healthcare Holdings, Inc.	4,000	171,555
Tokai Corp.	22,300	444,083
Triple-S Management Corp.	124,317	2,419,209
United Drug PLC (United Kingdom)	73,639	686,321
UnitedHealth Group, Inc.	337,429	102,166,738
Universal Health Services, Inc. Class B	104,318	11,464,548
WIN-Partners Co. Ltd.	148,900	1,284,263
		177,519,801
Health Care Technology - 0.0%
Schrodinger, Inc. (b)	15,312	1,108,283
Life Sciences Tools & Services - 0.0%
Berkeley Lights, Inc. (a)	2,400	143,928
Pharmaceuticals - 0.7%
Bliss Gvs Pharma Ltd. (a)	287,698	412,039
Bristol-Myers Squibb Co.	1,700	99,722
Bristol-Myers Squibb Co. rights (a)	69,622	250,639
Daewoong Co. Ltd.	21,038	450,364
Daito Pharmaceutical Co. Ltd.	10,100	300,553
Dawnrays Pharmaceutical Holdings Ltd.	2,577,200	295,951
DongKook Pharmaceutical Co. Ltd.	796	97,648
FDC Ltd.	219,011	874,495
Fuji Pharma Co. Ltd.	46,600	462,676
Genomma Lab Internacional SA de CV (a)	202,970	214,325
Jazz Pharmaceuticals PLC (a)	1,500	162,375
Korea United Pharm, Inc.	14,404	298,111
Kyung Dong Pharmaceutical Co. Ltd.	74,604	782,935
Lee's Pharmaceutical Holdings Ltd.	574,500	453,652
Recordati SpA	117,520	6,262,695
Royalty Pharma PLC	15,000	645,750
Taro Pharmaceutical Industries Ltd. (a)	3,200	208,032
Vivimed Labs Ltd. (a)	17,923	2,560
Whanin Pharmaceutical Co. Ltd.	652	8,342
		12,282,864

TOTAL HEALTH CARE		247,937,088

INDUSTRIALS - 7.2%
Aerospace & Defense - 0.1%
Curtiss-Wright Corp.	2,400	213,888
Spirit AeroSystems Holdings, Inc. Class A	9,500	185,915
Ultra Electronics Holdings PLC	6,118	190,762
Vectrus, Inc. (a)	8,315	365,777
		956,342
Air Freight & Logistics - 0.0%
Air T Funding warrants 9/8/20 (a)	9,985	413
Air T, Inc. (a)(b)	3,627	44,032
FedEx Corp.	3,786	637,562
		682,007
Building Products - 0.2%
American Woodmark Corp. (a)	2,950	237,829
Builders FirstSource, Inc. (a)	11,100	262,959
Gibraltar Industries, Inc. (a)	5,249	271,478
Jeld-Wen Holding, Inc. (a)	42,347	830,001
Kondotec, Inc.	122,400	1,296,211
Owens Corning	3,400	205,598
		3,104,076
Commercial Services & Supplies - 0.4%
Acme United Corp.	1,576	34,152
Aeon Delight Co. Ltd.	6,100	182,963
AJIS Co. Ltd.	53,100	1,176,823
Asia File Corp. Bhd	252,700	110,677
Calian Technologies Ltd.	40,485	1,790,837
Civeo Corp. (a)	782,943	649,843
Left Field Printing Group Ltd.	82,500	4,418
Lion Rock Group Ltd.	1,320,000	117,518
Mears Group PLC	56,892	102,026
Mitie Group PLC (b)	2,304,537	986,441
NICE Total Cash Management Co., Ltd.	79,711	418,598
Prosegur Compania de Seguridad SA (Reg.)	61,664	161,981
VICOM Ltd.	437,200	683,099
VSE Corp.	53,674	1,509,850
		7,929,226
Construction & Engineering - 0.9%
AECOM (a)	142,470	5,155,989
Arcadis NV	80,057	1,636,160
Boustead Projs. Pte Ltd.	131,100	73,318
Boustead Singapore Ltd.	275,600	142,843
Comfort Systems U.S.A., Inc.	1,800	89,478
Daiichi Kensetsu Corp.	102,400	1,657,089
EMCOR Group, Inc.	6,774	464,019
Geumhwa PSC Co. Ltd.	28,039	580,306
Granite Construction, Inc.	39,169	664,306
Kyeryong Construction Industrial Co. Ltd.	27,197	579,937
Meisei Industrial Co. Ltd.	79,600	599,322
Mirait Holdings Corp.	29,200	400,533
Nippon Rietec Co. Ltd.	69,500	1,942,757
Raiznext Corp.	84,600	948,658
Severfield PLC	194,799	151,465
Shinnihon Corp.	113,200	834,122
United Integrated Services Co.	20,200	141,377
Valmont Industries, Inc.	2,850	345,420
		16,407,099
Electrical Equipment - 0.6%
Acuity Brands, Inc.	10,545	1,045,010
Aichi Electric Co. Ltd.	24,400	527,854
Aros Quality Group AB	52,214	1,081,114
Atkore International Group, Inc. (a)	3,900	104,013
AZZ, Inc.	45,679	1,442,543
Chiyoda Integre Co. Ltd.	23,700	379,719
Eaton Corp. PLC	2,900	270,077
Generac Holdings, Inc. (a)	3,343	526,790
GrafTech International Ltd.	6,900	41,883
Hammond Power Solutions, Inc. Class A	28,814	145,205
I-Sheng Electric Wire & Cable Co. Ltd.	936,000	1,362,782
Korea Electric Terminal Co. Ltd.	59,476	1,934,688
Regal Beloit Corp.	2,137	196,540
Sensata Technologies, Inc. PLC (a)	33,221	1,261,734
Servotronics, Inc.	10,205	84,804
TKH Group NV (depositary receipt)	14,441	565,098
		10,969,854
Industrial Conglomerates - 0.8%
DCC PLC (United Kingdom)	138,158	12,355,592
General Electric Co.	45,964	279,001
Lifco AB	31,861	2,431,223
Mytilineos SA	59,636	550,746
Reunert Ltd.	122,333	226,649
		15,843,211
Machinery - 1.7%
Aalberts Industries NV	539,936	19,201,372
Allison Transmission Holdings, Inc.	27,021	1,009,505
ASL Marine Holdings Ltd. (a)	3,252,700	67,760
Colfax Corp. (a)	17,288	502,735
Cummins, Inc.	940	181,664
Daiwa Industries Ltd.	15,900	123,920
Haitian International Holdings Ltd.	733,000	1,687,253
Hurco Companies, Inc.	1,927	53,455
Hyster-Yale Materials Handling Class A	41,867	1,562,058
Ihara Science Corp.	70,700	940,396
ITT, Inc.	6,094	351,807
JOST Werke AG (a)(c)	6,900	252,370
Kyowakogyosyo Co. Ltd.	2,800	104,483
Luxfer Holdings PLC sponsored	12,958	164,567
Maruzen Co. Ltd.	94,800	1,599,479
Mincon Group PLC	146,654	143,383
Nadex Co. Ltd.	47,400	298,671
Nitchitsu Co. Ltd.	3,400	40,760
Oshkosh Corp.	1,400	110,208
Semperit AG Holding (a)	27,334	540,928
SIMPAC, Inc.	80,000	161,892
Stabilus SA	3,400	170,134
Takamatsu Machinery Co. Ltd.	23,300	143,073
Tocalo Co. Ltd.	185,900	2,067,019
Trinity Industrial Corp.	58,100	328,770
		31,807,662
Marine - 0.0%
SITC International Holdings Co. Ltd.	327,000	327,831
Tokyo Kisen Co. Ltd.	49,200	289,097
		616,928
Professional Services - 0.1%
Enento Group Oyj (c)	2,585	109,620
McMillan Shakespeare Ltd.	116,305	732,890
Nielsen Holdings PLC	50,295	725,757
Persol Holdings Co., Ltd.	17,600	222,463
Robert Half International, Inc.	6,200	315,394
SHL-JAPAN Ltd.	7,300	144,269
Sporton International, Inc.	6,000	50,780
Synergie SA (a)	9,227	217,379
TrueBlue, Inc. (a)	8,500	131,155
		2,649,707
Road & Rail - 0.9%
Alps Logistics Co. Ltd.	169,600	1,143,965
Chilled & Frozen Logistics Holdings Co. Ltd.	85,100	1,249,307
Daqin Railway Co. Ltd. (A Shares)	2,617,346	2,435,299
Hamakyorex Co. Ltd.	116,200	3,441,377
Higashi Twenty One Co. Ltd.	15,100	60,055
Knight-Swift Transportation Holdings, Inc. Class A	4,949	215,232
Ryder System, Inc.	14,233	521,355
Sakai Moving Service Co. Ltd.	87,800	3,732,464
Trancom Co. Ltd.	50,900	3,664,050
		16,463,104
Trading Companies & Distributors - 1.4%
AddTech AB (B Shares)	68,969	3,209,541
AerCap Holdings NV (a)	8,036	216,409
Alconix Corp.	139,354	1,592,918
Applied Industrial Technologies, Inc.	3,038	191,759
Chori Co. Ltd.	25,400	338,571
GMS, Inc. (a)	8,903	208,597
Goodfellow, Inc.	45,344	202,778
HD Supply Holdings, Inc. (a)	37,173	1,304,772
HERIGE (a)	4,435	120,157
Houston Wire & Cable Co. (a)	6,507	16,333
Itochu Corp.	334,300	7,329,970
Lumax International Corp. Ltd.	158,000	361,072
Meiwa Corp.	127,400	505,484
Mitani Shoji Co. Ltd.	58,400	3,613,622
MRC Global, Inc. (a)	122,739	730,297
MSC Industrial Direct Co., Inc. Class A	1,900	125,419
Otec Corp.	7,200	168,616
Parker Corp.	132,200	553,253
Richelieu Hardware Ltd.	56,424	1,398,542
Senshu Electric Co. Ltd.	53,100	1,487,833
Tanaka Co. Ltd.	1,900	12,205
TECHNO ASSOCIE Co. Ltd.	18,600	156,735
Totech Corp.	69,900	1,493,683
		25,338,566
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	702,000	336,947
Isewan Terminal Service Co. Ltd.	93,100	673,701
Meiko Transportation Co. Ltd.	59,600	642,422
Qingdao Port International Co. Ltd. (H Shares) (c)	831,000	470,703
Winas Ltd. (d)	1,396,900	8,133
		2,131,906

TOTAL INDUSTRIALS		134,899,688

INFORMATION TECHNOLOGY - 15.5%
Communications Equipment - 0.0%
F5 Networks, Inc. (a)	4,053	550,803
Electronic Equipment & Components - 5.8%
A&D Co. Ltd.	43,200	256,290
Amphenol Corp. Class A	5,079	537,155
Arrow Electronics, Inc. (a)	3,100	222,022
Avnet, Inc.	6,900	184,368
CDW Corp.	9,685	1,125,881
Daido Signal Co. Ltd.	6,100	35,325
Dynapack International Technology Corp.	249,000	707,261
Elec & Eltek International Co. Ltd.	72,300	165,015
Elematec Corp.	183,100	1,465,077
ePlus, Inc. (a)	7,130	531,470
Fabrinet (a)	2,763	200,677
Hi-P International Ltd.	859,100	805,428
Hon Hai Precision Industry Co. Ltd. (Foxconn)	11,500,000	30,706,355
IDIS Holdings Co. Ltd.	48,087	562,957
Image Sensing Systems, Inc. (a)	3,805	13,888
Insight Enterprises, Inc. (a)	33,499	1,669,590
Jabil, Inc.	6,300	219,618
Keysight Technologies, Inc. (a)	17,218	1,719,906
Kingboard Chemical Holdings Ltd.	6,410,800	18,735,355
Kingboard Laminates Holdings Ltd.	269,000	302,310
Muramoto Electronic Thailand PCL (For. Reg.)	87,600	370,734
Nippo Ltd.	50,500	206,093
PAX Global Technology Ltd.	294,000	137,700
Pinnacle Technology Holdings Ltd.	502,391	161,647
Redington India Ltd.	2,089,461	2,523,975
ScanSource, Inc. (a)	115,515	2,651,069
Shibaura Electronics Co. Ltd.	37,200	710,580
Sigmatron International, Inc. (a)	11,852	36,741
Simplo Technology Co. Ltd.	434,000	4,818,609
SYNNEX Corp.	225,908	28,179,764
Tomen Devices Corp.	38,800	1,332,370
Tripod Technology Corp.	73,000	315,748
TTM Technologies, Inc. (a)	48,121	592,370
UKC Holdings Corp.	66,400	1,162,337
VST Holdings Ltd.	7,015,000	4,136,427
Wayside Technology Group, Inc.	23,560	544,943
Wireless Telecom Group, Inc. (a)(b)	15,723	17,295
		108,064,350
IT Services - 3.7%
ALTEN (a)	45,146	3,520,498
Amdocs Ltd.	362,071	22,484,609
Argo Graphics, Inc.	59,100	1,806,136
CACI International, Inc. Class A (a)	4,194	871,597
Computer Services, Inc.	40,417	2,313,873
CSE Global Ltd.	2,413,800	843,968
Data#3 Ltd.	191,815	774,289
Dimerco Data System Corp.	30,000	54,662
DXC Technology Co.	41,900	750,429
E-Credible Co. Ltd.	7,775	153,763
eClerx Services Ltd.	125,131	801,777
EOH Holdings Ltd. (a)	460,125	130,820
Estore Corp.	10,700	107,349
ExlService Holdings, Inc. (a)	10,175	651,811
Fiserv, Inc. (a)	5,148	513,719
Gabia, Inc.	75,806	1,052,280
Global Payments, Inc.	5,163	919,117
Indra Sistemas SA (a)	978,800	7,344,466
Know IT AB	112,953	2,325,878
Leidos Holdings, Inc.	1,800	171,288
Maximus, Inc.	2,500	185,525
Net 1 UEPS Technologies, Inc. (a)	20,699	64,995
NIC, Inc.	7,400	162,208
Nice Information & Telecom, Inc.	9,680	191,842
Perspecta, Inc.	37,362	799,547
Science Applications International Corp.	11,338	906,813
Societe Pour L'Informatique Industrielle SA	98,312	2,200,326
Softcreate Co. Ltd.	43,400	940,938
The Western Union Co.	657,497	15,964,027
TravelSky Technology Ltd. (H Shares)	75,300	144,765
WNS Holdings Ltd. sponsored ADR (a)	4,964	317,497
		69,470,812
Semiconductors & Semiconductor Equipment - 0.7%
Advanced Energy Industries, Inc. (a)	9,405	691,926
ASM Pacific Technology Ltd.	11,200	125,869
Axell Corp.	10,600	75,203
Boe Varitronix Ltd.	354,000	96,376
Cabot Microelectronics Corp.	4,417	665,730
Diodes, Inc. (a)	9,324	479,720
Entegris, Inc.	15,213	1,093,967
Leeno Industrial, Inc.	41,662	4,769,394
Melexis NV	23,000	1,960,168
Miraial Co. Ltd.	9,800	93,320
MKS Instruments, Inc.	6,715	855,760
Powertech Technology, Inc.	738,000	2,468,211
Renesas Electronics Corp. (a)	37,000	202,031
Trio-Tech International (a)	13,688	51,741
		13,629,416
Software - 2.5%
AdaptIT Holdings Ltd. (a)	180,983	14,082
Altair Engineering, Inc. Class A (a)(b)	8,731	351,859
ANSYS, Inc. (a)	120,293	37,363,006
Aspen Technology, Inc. (a)	4,248	413,160
Cyient Ltd.	300,000	1,321,410
Ebix, Inc. (b)	73,542	1,621,969
ICT Automatisering NV (b)	35,290	308,448
InfoVine Co. Ltd.	2,756	41,137
KSK Co., Ltd.	31,300	576,295
NetGem SA (a)	56,263	69,589
Nucleus Software Exports Ltd. (a)	35,047	139,940
Open Text Corp.	4,041	181,890
Pegasystems, Inc.	5,634	658,558
Pro-Ship, Inc.	32,800	423,886
RealPage, Inc. (a)	8,727	549,888
Vitec Software Group AB	32,833	1,004,027
Zensar Technologies Ltd.	272,135	580,993
		45,620,137
Technology Hardware, Storage & Peripherals - 2.8%
Compal Electronics, Inc.	4,499,000	2,857,651
HP, Inc.	205,621	3,614,817
Seagate Technology LLC	939,246	42,472,704
Super Micro Computer, Inc. (a)(b)	78,524	2,379,670
Xerox Holdings Corp.	9,100	151,515
		51,476,357

TOTAL INFORMATION TECHNOLOGY		288,811,875

MATERIALS - 3.6%
Chemicals - 2.2%
Axalta Coating Systems Ltd. (a)	25,671	569,896
C. Uyemura & Co. Ltd.	29,800	1,753,852
Chase Corp.	41,631	4,186,413
Core Molding Technologies, Inc. (a)	50,075	230,345
Deepak Fertilisers and Petrochemicals Corp. Ltd.	69,617	148,303
DuPont de Nemours, Inc.	4,098	219,161
EcoGreen International Group Ltd.	3,606,000	549,021
FMC Corp.	89,036	9,442,268
Fujikura Kasei Co., Ltd.	160,700	778,793
Fuso Chemical Co. Ltd.	33,000	1,261,017
Gujarat Narmada Valley Fertilizers Co.	373,242	818,273
Gujarat State Fertilizers & Chemicals Ltd.	2,265,887	1,799,523
Honshu Chemical Industry Co. Ltd.	54,800	602,073
Huntsman Corp.	13,383	247,586
Innospec, Inc.	48,827	3,670,326
KPC Holdings Corp.	3,573	125,189
Livent Corp. (a)	80,306	503,519
Miwon Chemicals Co. Ltd.	3,108	134,626
Miwon Commercial Co. Ltd.	5,067	346,596
Muto Seiko Co. Ltd.	15,300	65,620
Nihon Parkerizing Co. Ltd.	20,700	199,853
Nippon Soda Co. Ltd.	22,800	581,335
SK Kaken Co. Ltd.	3,900	1,381,607
Soken Chemical & Engineer Co. Ltd.	39,600	432,082
T&K Toka Co. Ltd.	97,100	713,654
Thai Carbon Black PCL (For. Reg.)	826,000	1,046,072
Thai Rayon PCL:
(For. Reg.)	161,300	134,460
NVDR	92,400	77,025
The Chemours Co. LLC	19,162	355,072
The Mosaic Co.	16,700	224,949
Westlake Chemical Corp.	4,279	233,206
Yara International ASA	162,063	6,771,432
Yip's Chemical Holdings Ltd.	1,852,000	516,150
		40,119,297
Construction Materials - 0.4%
Brampton Brick Ltd. Class A (sub. vtg.) (a)	42,121	165,094
Mitani Sekisan Co. Ltd.	120,600	6,220,547
RHI Magnesita NV	7,897	250,573
		6,636,214
Containers & Packaging - 0.3%
AMVIG Holdings Ltd.	456,000	78,841
Chuoh Pack Industry Co. Ltd.	24,900	258,750
Kohsoku Corp.	103,300	1,339,860
Mayr-Melnhof Karton AG	1,475	228,304
Packaging Corp. of America	1,947	187,146
Samhwa Crown & Closure Co. Ltd.	2,820	97,155
Silgan Holdings, Inc.	17,300	661,725
The Pack Corp.	116,400	2,896,392
WestRock Co.	25,000	671,500
		6,419,673
Metals & Mining - 0.6%
Chubu Steel Plate Co. Ltd.	29,800	203,537
Cleveland-Cliffs, Inc. (b)	958,285	4,963,916
Compania de Minas Buenaventura SA sponsored ADR	174,918	2,074,527
Granges AB	16,320	130,946
Hill & Smith Holdings PLC	60,938	965,191
Orvana Minerals Corp. (a)	42,129	7,863
Perenti Global Ltd.	889,848	759,724
Steel Dynamics, Inc.	4,249	116,465
Tohoku Steel Co. Ltd.	37,200	492,697
Tokyo Tekko Co. Ltd.	45,200	654,163
Warrior Metropolitan Coal, Inc.	103,537	1,648,309
Webco Industries, Inc. (a)	481	38,456
		12,055,794
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	14,149	448,099
Schweitzer-Mauduit International, Inc.	4,200	136,626
Stella-Jones, Inc.	36,557	1,110,261
Western Forest Products, Inc.	132,363	103,760
		1,798,746

TOTAL MATERIALS		67,029,724

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
CoreCivic, Inc.	127,118	1,132,621
CubeSmart	9,745	289,134
NSI NV	520	18,560
NSI NV rights (a)(e)	520	637
		1,440,952
Real Estate Management & Development - 0.1%
Anabuki Kosan, Inc.	4,700	62,205
CBRE Group, Inc. (a)	3,200	140,192
Century21 Real Estate Japan Ltd.	7,500	79,779
IMMOFINANZ Immobilien Anlagen AG (a)	6,345	104,862
Jones Lang LaSalle, Inc.	2,027	200,491
LSL Property Services PLC	100,464	251,179
Relo Group, Inc.	36,000	621,681
Selvaag Bolig ASA	48,576	270,049
Servcorp Ltd.	57,330	85,196
Sino Land Ltd.	144,201	174,709
Tejon Ranch Co. (a)	31,064	445,768
Wing Tai Holdings Ltd.	117,130	145,893
		2,582,004

TOTAL REAL ESTATE		4,022,956

UTILITIES - 2.3%
Electric Utilities - 1.9%
Exelon Corp.	57,064	2,203,241
NRG Energy, Inc.	5,267	178,077
PG&E Corp. (a)	9,000	84,150
PG&E Corp. (f)	1,878,947	16,689,747
PPL Corp.	646,826	17,218,508
		36,373,723
Gas Utilities - 0.1%
Busan City Gas Co. Ltd.	4,200	128,017
China Resource Gas Group Ltd.	14,000	69,004
Hokuriku Gas Co.	11,200	330,112
K&O Energy Group, Inc.	19,200	271,345
Keiyo Gas Co. Ltd.	8,100	247,159
Star Gas Partners LP	15,355	144,644
		1,190,281
Independent Power and Renewable Electricity Producers - 0.2%
Mega First Corp. Bhd	2,370,802	3,754,045
Vistra Corp.	9,503	177,326
		3,931,371
Multi-Utilities - 0.1%
CenterPoint Energy, Inc.	12,759	242,549
CMS Energy Corp.	17,829	1,144,265
		1,386,814
Water Utilities - 0.0%
Manila Water Co., Inc.	404,500	105,661

TOTAL UTILITIES		42,987,850

TOTAL COMMON STOCKS
(Cost $1,784,702,387)		1,763,890,585

Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Nam Yang Dairy Products	400	62,884
INDUSTRIALS - 0.0%
Air Freight & Logistics - 0.0%
Air T Funding 8.00%	191	4,011
Industrial Conglomerates - 0.0%
Steel Partners Holdings LP Series A, 6.00%	9,618	156,966

TOTAL INDUSTRIALS		160,977

MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	111,590	1,430,148
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,891,976)		1,654,009
	Principal Amount	Value

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Bristow Group, Inc. 6.25% 10/15/22 (Cost $0)(d)(g)	388,666	0
	Shares	Value

Money Market Funds - 6.9%
Fidelity Cash Central Fund 0.14% (h)	85,320,986	85,346,582
Fidelity Securities Lending Cash Central Fund 0.13% (h)(i)	42,682,361	42,686,629
TOTAL MONEY MARKET FUNDS
(Cost $128,024,476)		128,033,211
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $1,914,618,839)		1,893,577,805
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(32,085,783)
NET ASSETS - 100%		$1,861,492,022

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,939,295 or 0.2% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,689,747 or 0.9% of net assets.

 (g) Non-income producing - Security is in default.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
PG&E Corp.	6/30/20	$17,849,997

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,108,040
Fidelity Securities Lending Cash Central Fund	665,262
Total	$2,773,302

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$36,698,192	$20,690,208	$16,007,984	$--
Consumer Discretionary	425,640,464	424,460,419	750,412	429,633
Consumer Staples	234,628,853	233,349,913	1,249,703	29,237
Energy	63,171,612	59,777,859	3,393,753	--
Financials	218,125,167	208,532,910	9,592,257	--
Health Care	247,937,088	247,937,088	--	--
Industrials	135,060,665	126,644,865	8,407,667	8,133
Information Technology	288,811,875	286,997,464	1,814,411	--
Materials	68,459,872	68,459,872	--	--
Real Estate	4,022,956	3,877,063	145,893	--
Utilities	42,987,850	22,438,397	20,549,453	--
Corporate Bonds	--	--	--	0
Money Market Funds	128,033,211	128,033,211	--	--
Total Investments in Securities:	$1,893,577,805	$1,831,199,269	$61,911,533	$467,003

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	57.5%
Japan	12.0%
United Kingdom	6.0%
Canada	4.8%
Ireland	3.3%
Taiwan	2.5%
Netherlands	2.1%
Cayman Islands	1.8%
Bermuda	1.6%
Bailiwick of Guernsey	1.2%
Korea (South)	1.2%
Others (Individually Less Than 1%)	6.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $40,489,331) — See accompanying schedule: Unaffiliated issuers (cost $1,786,594,363)	$1,765,544,594
Fidelity Central Funds (cost $128,024,476)	128,033,211
Total Investment in Securities (cost $1,914,618,839)		$1,893,577,805
Foreign currency held at value (cost $656,312)		663,026
Receivable for investments sold		8,917,516
Receivable for fund shares sold		736,563
Dividends receivable		3,332,915
Interest receivable		1,715
Distributions receivable from Fidelity Central Funds		136,211
Other receivables		106,351
Total assets		1,907,472,102
Liabilities
Payable to custodian bank	$204,450
Payable for investments purchased
Regular delivery	834,369
Delayed delivery	637
Payable for fund shares redeemed	1,474,422
Accrued management fee	770,259
Other payables and accrued expenses	10,005
Collateral on securities loaned	42,685,938
Total liabilities		45,980,080
Net Assets		$1,861,492,022
Net Assets consist of:
Paid in capital		$1,928,083,793
Total accumulated earnings (loss)		(66,591,771)
Net Assets		$1,861,492,022
Net Asset Value, offering price and redemption price per share ($1,861,492,022 ÷ 171,976,295 shares)		$10.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$43,120,598
Interest		11,082
Income from Fidelity Central Funds (including $665,262 from security lending)		2,773,302
Total income		45,904,982
Expenses
Management fee	$9,749,901
Independent trustees' fees and expenses	12,376
Miscellaneous	20,049
Total expenses before reductions	9,782,326
Expense reductions	(93,517)
Total expenses after reductions		9,688,809
Net investment income (loss)		36,216,173
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $504)	(53,514,804)
Fidelity Central Funds	(4,022)
Foreign currency transactions	(6,740)
Total net realized gain (loss)		(53,525,566)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $219)	(31,009,336)
Fidelity Central Funds	8,298
Assets and liabilities in foreign currencies	59,285
Total change in net unrealized appreciation (depreciation)		(30,941,753)
Net gain (loss)		(84,467,319)
Net increase (decrease) in net assets resulting from operations		$(48,251,146)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,216,173	$36,487,825
Net realized gain (loss)	(53,525,566)	33,820,682
Change in net unrealized appreciation (depreciation)	(30,941,753)	(85,520,494)
Net increase (decrease) in net assets resulting from operations	(48,251,146)	(15,211,987)
Distributions to shareholders	(51,263,392)	(42,521,469)
Share transactions
Proceeds from sales of shares	718,795,421	479,262,838
Reinvestment of distributions	51,263,392	42,521,469
Cost of shares redeemed	(732,369,550)	(633,492,375)
Net increase (decrease) in net assets resulting from share transactions	37,689,263	(111,708,068)
Total increase (decrease) in net assets	(61,825,275)	(169,441,524)
Net Assets
Beginning of period	1,923,317,297	2,092,758,821
End of period	$1,861,492,022	$1,923,317,297
Other Information
Shares
Sold	65,370,553	44,077,943
Issued in reinvestment of distributions	4,541,122	3,927,749
Redeemed	(69,800,041)	(57,839,109)
Net increase (decrease)	111,634	(9,833,417)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Low-Priced Stock K6 Fund

Years ended July 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.19	$11.52	$10.23	$10.00
Income from Investment Operations
Net investment income (loss)B	.20	.20	.17	–C
Net realized and unrealized gain (loss)	(.27)	(.29)	1.19	.23
Total from investment operations	(.07)	(.09)	1.36	.23
Distributions from net investment income	(.22)	(.17)	(.06)	–
Distributions from net realized gain	(.08)	(.06)	(.01)	–
Total distributions	(.30)	(.24)D	(.07)	–
Net asset value, end of period	$10.82	$11.19	$11.52	$10.23
Total ReturnE,F	(.74)%	(.73)%	13.33%	2.30%
Ratios to Average Net AssetsG,H
Expenses before reductions	.50%	.50%	.50%	.50%I
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%I
Expenses net of all reductions	.50%	.50%	.50%	.50%I
Net investment income (loss)	1.86%	1.85%	1.54%	(.14)%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,861,492	$1,923,317	$2,092,759	$459,470
Portfolio turnover rateJ,K	21%	20%	23%	3%L

 A For the period May 26, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions of $.24 per share is comprised of distributions from net investment income of $.174 and distributions from net realized gain of $.063 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Low-Priced Stock K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, equity-debt classifications, redemptions in kind, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$295,569,926
Gross unrealized depreciation	(320,859,841)
Net unrealized appreciation (depreciation)	$(25,289,915)
Tax Cost	$1,918,867,720

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,290,717
Capital loss carryforward	$(60,599,215)
Net unrealized appreciation (depreciation) on securities and other investments	$(25,273,683)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(29,260,134)
Long-term	(31,339,081)
Total capital loss carryforward	$(60,599,215)

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$40,773,456	$ 36,433,800
Long-term Capital Gains	10,489,936	6,087,669
Total	$51,263,392	$ 42,521,469

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock K6 Fund	363,644,480	443,588,598

Unaffiliated Redemptions In-Kind. During the period, 3,929,798 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $43,502,867. The net realized gain of $8,990,208 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments, including accrued interest, and cash valued at $224,490,934 in exchange for 19,957,245 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, shares of the Fidelity Low-Priced Stock K6 Fund were redeemed in-kind for investments. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. For additional information of the Fidelity Low-Priced Stock K6 Fund in-kind transactions, please refer to the Fidelity Low-Priced Stock K6 Fund prior annual shareholder report.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fidelity Low-Priced Stock K6 Fund received investments in exchange for shares of the Fidelity Low-Priced Stock K6 Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. For additional information of the Fidelity Low-Priced Stock K6 Fund in-kind transactions, please refer to the Fidelity Low-Priced Stock K6 Fund prior annual shareholder report.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Low-Priced Stock K6 Fund	$11,094

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,222.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Low-Priced Stock K6 Fund	$4,787

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $51,278. Total fees paid by the Fund to NFS, as lending agent, amounted to $49,033. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $1,493 from securities loaned to NFS, as affiliated borrower).

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $92,933 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $584.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock K6 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2020 and for the period May 26, 2017 (commencement of operations) through July 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the three years in the period ended July 31, 2020 and for the period May 26, 2017 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Low-Priced Stock K6 Fund	.50%
Actual		$1,000.00	$936.00	$2.41
Hypothetical-C		$1,000.00	$1,022.38	$2.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 44% and 46% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 85% and 97% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 4% and 3% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	51,196,847,491.427	94.398
Withheld	3,038,239,286.369	5.602
TOTAL	54,235,086,777.797	100.000
Donald F. Donahue
Affirmative	51,237,854,534.400	94.474
Withheld	2,997,232,243.397	5.526
TOTAL	54,235,086,777.797	100.000
Bettina Doulton
Affirmative	51,360,110,652.541	94.699
Withheld	2,874,976,125.255	5.301
TOTAL	54,235,086,777.797	100.000
Vicki L. Fuller
Affirmative	51,563,431,518.122	95.074
Withheld	2,671,655,259.675	4.926
TOTAL	54,235,086,777.797	100.000
Patricia L. Kampling
Affirmative	51,164,274,033.278	94.338
Withheld	3,070,812,744.518	5.662
TOTAL	54,235,086,777.797	100.000
Alan J. Lacy
Affirmative	50,656,049,520.376	93.401
Withheld	3,579,037,257.420	6.599
TOTAL	54,235,086,777.797	100.000
Ned C. Lautenbach
Affirmative	50,648,184,728.350	93.386
Withheld	3,586,902,049.447	6.614
TOTAL	54,235,086,777.797	100.000
Robert A. Lawrence
Affirmative	50,828,079,099.188	93.718
Withheld	3,407,007,678.608	6.282
TOTAL	54,235,086,777.797	100.000
Joseph Mauriello
Affirmative	50,733,010,817.685	93.543
Withheld	3,502,075,960.112	6.457
TOTAL	54,235,086,777.797	100.000
Cornelia M. Small
Affirmative	50,936,822,997.692	93.919
Withheld	3,298,263,780.105	6.081
TOTAL	54,235,086,777.797	100.000
Garnett A. Smith
Affirmative	50,777,344,834.274	93.625
Withheld	3,457,741,943.523	6.375
TOTAL	54,235,086,777.797	100.000
David M. Thomas
Affirmative	50,835,673,463.433	93.732
Withheld	3,399,413,314.364	6.268
TOTAL	54,235,086,777.797	100.000
Susan Tomasky
Affirmative	51,193,289,850.509	94.391
Withheld	3,041,796,927.288	5.609
TOTAL	54,235,086,777.797	100.000
Michael E. Wiley
Affirmative	50,830,132,792.508	93.722
Withheld	3,404,953,985.289	6.278
TOTAL	54,235,086,777.797	100.000
Proposal 1 reflects trust wide proposal and voting results.

LPSK6-ANN-0920
1.9883999.103

Fidelity® Value Discovery K6 Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity® Value Discovery K6 Fund	(3.80)%	2.92%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$10,960	Fidelity® Value Discovery K6 Fund
$10,971	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending July 31, 2020, the fund returned -3.80%, outperforming the -6.67% result of the benchmark Russell 3000® Value Index. The top contributor to performance versus the benchmark was an overweighting and stock picks in health care. The biggest individual relative contributor was an overweight position in Newmont (+79%). Newmont was among the largest holdings as of July 31. Also adding value was our outsized stake in Amgen, which gained 34%. Amgen was one of the biggest holdings in the fund this period. Another notable relative contributor was an overweighting in Centene (+24%). This period we increased our stake. Conversely, the largest detractor from performance versus the benchmark was security selection in the financials sector, primarily within the banks industry. Weak stock picks in consumer staples and real estate also hampered relative performance. The fund's largest individual relative detractor was an outsized stake in Wells Fargo, which returned -47% the past 12 months. The company was among our biggest holdings. Also hampering performance was an underweighting in Intel, which returned -7%. This was a position we established the past year. Another notable relative detractor was an out-of-benchmark stake in Golar LNG Partners (-73%). Notable changes in positioning include a higher allocation to the information technology and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Berkshire Hathaway, Inc. Class B	3.4
Comcast Corp. Class A	2.9
Cisco Systems, Inc.	2.7
Centene Corp.	2.3
Wells Fargo & Co.	2.2
Cigna Corp.	2.2
Bristol-Myers Squibb Co.	2.2
UnitedHealth Group, Inc.	2.1
Newmont Corp.	2.1
DuPont de Nemours, Inc.	2.0
24.1

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Health Care	18.0
Financials	17.6
Industrials	15.0
Information Technology	11.0
Communication Services	9.8

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 17.7%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
COMMUNICATION SERVICES - 9.8%
Entertainment - 0.2%
Lions Gate Entertainment Corp. Class B (a)	52,189	$371,064
Interactive Media & Services - 3.0%
Alphabet, Inc. Class A (a)	1,963	2,920,846
Facebook, Inc. Class A (a)	7,700	1,953,259
		4,874,105
Media - 4.9%
Comcast Corp. Class A	112,197	4,802,032
Fox Corp. Class A	19,928	513,545
Interpublic Group of Companies, Inc.	105,855	1,910,683
WPP PLC	103,100	764,620
		7,990,880
Wireless Telecommunication Services - 1.7%
T-Mobile U.S., Inc.	26,600	2,856,308

TOTAL COMMUNICATION SERVICES		16,092,357

CONSUMER DISCRETIONARY - 8.1%
Auto Components - 0.7%
Lear Corp.	10,900	1,203,142
Household Durables - 1.2%
Newell Brands, Inc.	26,300	431,320
Whirlpool Corp.	9,400	1,533,328
		1,964,648
Multiline Retail - 1.0%
Dollar General Corp.	8,400	1,599,360
Specialty Retail - 3.9%
Best Buy Co., Inc.	20,400	2,031,636
Dick's Sporting Goods, Inc.	17,300	789,226
Lowe's Companies, Inc.	17,400	2,591,034
Tiffany & Co., Inc.	3,300	413,688
Urban Outfitters, Inc. (a)	9,500	157,130
Williams-Sonoma, Inc.	5,300	461,736
		6,444,450
Textiles, Apparel & Luxury Goods - 1.3%
PVH Corp.	29,925	1,456,151
Tapestry, Inc.	49,600	662,656
		2,118,807

TOTAL CONSUMER DISCRETIONARY		13,330,407

CONSUMER STAPLES - 4.7%
Beverages - 0.5%
C&C Group PLC (United Kingdom)	290,700	880,918
Food & Staples Retailing - 2.9%
Performance Food Group Co. (a)	40,000	1,120,800
Sysco Corp.	29,006	1,532,967
U.S. Foods Holding Corp. (a)	103,600	2,103,080
		4,756,847
Food Products - 0.3%
Tyson Foods, Inc. Class A	7,600	467,020
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	6,000	324,960
Tobacco - 0.8%
Altria Group, Inc.	32,700	1,345,605

TOTAL CONSUMER STAPLES		7,775,350

ENERGY - 3.5%
Energy Equipment & Services - 0.2%
Hoegh LNG Partners LP	31,411	323,533
Oil, Gas & Consumable Fuels - 3.3%
BP PLC sponsored ADR	22,400	493,696
Cabot Oil & Gas Corp.	71,800	1,342,660
GasLog Partners LP (b)	11,500	43,930
Golar LNG Partners LP	75,729	197,653
Parex Resources, Inc. (a)	125,400	1,516,652
Teekay LNG Partners LP	66,916	728,046
Total SA sponsored ADR	18,100	681,646
Valero Energy Corp.	8,500	477,955
		5,482,238

TOTAL ENERGY		5,805,771

FINANCIALS - 17.6%
Banks - 6.4%
Bank of America Corp.	113,500	2,823,880
CIT Group, Inc.	19,300	366,121
Cullen/Frost Bankers, Inc.	5,500	396,330
JPMorgan Chase & Co.	20,900	2,019,776
M&T Bank Corp.	7,700	815,815
Truist Financial Corp.	12,858	481,661
Wells Fargo & Co.	150,750	3,657,195
		10,560,778
Capital Markets - 1.2%
Affiliated Managers Group, Inc.	10,400	715,416
BlackRock, Inc. Class A	1,000	575,010
Invesco Ltd.	19,300	193,772
State Street Corp.	7,081	451,697
		1,935,895
Consumer Finance - 2.5%
Capital One Financial Corp.	28,682	1,829,912
Discover Financial Services	44,853	2,217,084
		4,046,996
Diversified Financial Services - 3.4%
Berkshire Hathaway, Inc. Class B (a)	28,975	5,672,722
Insurance - 3.4%
Allstate Corp.	5,145	485,637
American International Group, Inc.	22,200	713,508
Chubb Ltd.	15,288	1,945,245
MetLife, Inc.	8,900	336,865
The Travelers Companies, Inc.	18,241	2,087,135
		5,568,390
Mortgage Real Estate Investment Trusts - 0.2%
AGNC Investment Corp.	24,200	329,120
Thrifts & Mortgage Finance - 0.5%
Essent Group Ltd.	14,100	505,203
MGIC Investment Corp.	35,100	290,277
		795,480

TOTAL FINANCIALS		28,909,381

HEALTH CARE - 18.0%
Biotechnology - 3.6%
Alexion Pharmaceuticals, Inc. (a)	13,100	1,342,619
Amgen, Inc.	11,375	2,783,121
Regeneron Pharmaceuticals, Inc. (a)	2,900	1,833,003
		5,958,743
Health Care Providers & Services - 9.4%
Anthem, Inc.	6,833	1,870,875
Centene Corp. (a)	58,100	3,791,025
Cigna Corp.	20,685	3,572,093
CVS Health Corp.	31,919	2,008,982
Humana, Inc.	1,800	706,410
UnitedHealth Group, Inc.	11,500	3,481,970
		15,431,355
Pharmaceuticals - 5.0%
Bristol-Myers Squibb Co.	60,600	3,554,796
Bristol-Myers Squibb Co. rights (a)	34,600	124,560
Roche Holding AG (participation certificate)	7,846	2,717,514
Sanofi SA sponsored ADR	35,159	1,844,090
		8,240,960

TOTAL HEALTH CARE		29,631,058

INDUSTRIALS - 15.0%
Aerospace & Defense - 2.5%
Airbus Group NV	16,100	1,178,455
General Dynamics Corp.	13,500	1,980,990
Raytheon Technologies Corp.	15,500	878,540
		4,037,985
Air Freight & Logistics - 0.5%
Deutsche Post AG	13,600	552,027
XPO Logistics, Inc. (a)	4,700	352,594
		904,621
Airlines - 0.8%
Alaska Air Group, Inc.	20,700	712,908
Copa Holdings SA Class A	14,600	605,024
		1,317,932
Building Products - 2.3%
Carrier Global Corp.	15,900	433,116
Jeld-Wen Holding, Inc. (a)	14,500	284,200
Owens Corning	29,200	1,765,724
Trane Technologies PLC	11,700	1,308,879
		3,791,919
Commercial Services & Supplies - 0.0%
Steelcase, Inc. Class A	8,200	87,986
Electrical Equipment - 2.9%
Acuity Brands, Inc.	14,900	1,476,590
Regal Beloit Corp.	15,000	1,379,550
Vestas Wind Systems A/S	15,100	1,935,593
		4,791,733
Industrial Conglomerates - 1.3%
Siemens AG	16,400	2,089,951
Machinery - 3.3%
Gardner Denver Holdings, Inc. (a)	17,253	545,022
ITT, Inc.	5,300	305,969
Oshkosh Corp.	23,300	1,834,176
Otis Worldwide Corp.	11,150	699,551
Stanley Black & Decker, Inc.	12,900	1,977,828
		5,362,546
Trading Companies & Distributors - 1.4%
Beacon Roofing Supply, Inc. (a)	5,300	165,148
HD Supply Holdings, Inc. (a)	43,000	1,509,300
United Rentals, Inc. (a)	3,600	559,332
		2,233,780

TOTAL INDUSTRIALS		24,618,453

INFORMATION TECHNOLOGY - 9.6%
Communications Equipment - 2.8%
Cisco Systems, Inc.	93,700	4,413,270
CommScope Holding Co., Inc. (a)	18,500	171,680
		4,584,950
Electronic Equipment & Components - 1.3%
Avnet, Inc.	2,500	66,800
TE Connectivity Ltd.	23,917	2,130,287
		2,197,087
IT Services - 2.1%
Amdocs Ltd.	15,869	985,465
Capgemini SA	6,100	786,812
Cognizant Technology Solutions Corp. Class A	24,443	1,669,946
		3,442,223
Semiconductors & Semiconductor Equipment - 2.9%
Broadcom, Inc.	600	190,050
Intel Corp.	66,500	3,174,045
NXP Semiconductors NV	9,300	1,093,029
ON Semiconductor Corp. (a)	10,100	208,060
		4,665,184
Software - 0.5%
Nortonlifelock, Inc.	37,500	804,375

TOTAL INFORMATION TECHNOLOGY		15,693,819

MATERIALS - 5.2%
Chemicals - 2.5%
Albemarle Corp. U.S.	10,100	832,846
DuPont de Nemours, Inc.	61,400	3,283,672
		4,116,518
Metals & Mining - 2.7%
BHP Billiton Ltd. sponsored ADR	3,400	179,656
Lundin Mining Corp.	165,400	926,126
Newmont Corp.	49,100	3,397,720
		4,503,502

TOTAL MATERIALS		8,620,020

REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Simon Property Group, Inc.	12,500	779,375
Real Estate Management & Development - 1.4%
CBRE Group, Inc. (a)	51,638	2,262,261

TOTAL REAL ESTATE		3,041,636

UTILITIES - 4.8%
Electric Utilities - 3.7%
Exelon Corp.	51,189	1,976,407
PG&E Corp. (a)	149,500	1,397,825
Southern Co.	48,300	2,637,663
		6,011,895
Multi-Utilities - 1.1%
Dominion Energy, Inc.	22,700	1,839,381

TOTAL UTILITIES		7,851,276

TOTAL COMMON STOCKS
(Cost $153,190,906)		161,369,528

Nonconvertible Preferred Stocks - 1.4%
INFORMATION TECHNOLOGY - 1.4%
Technology Hardware, Storage & Peripherals - 1.4%
Samsung Electronics Co. Ltd.
(Cost $2,217,088)	55,190	2,284,469

Money Market Funds - 0.4%
Fidelity Cash Central Fund 0.14% (c)	704,465	704,677
Fidelity Securities Lending Cash Central Fund 0.13% (c)(d)	4,751	4,752
TOTAL MONEY MARKET FUNDS
(Cost $709,361)		709,429
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $156,117,355)		164,363,426
NET OTHER ASSETS (LIABILITIES) - 0.0%		29,071
NET ASSETS - 100%		$164,392,497

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$69,325
Fidelity Securities Lending Cash Central Fund	6,242
Total	$75,567

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$16,092,357	$15,327,737	$764,620	$--
Consumer Discretionary	13,330,407	13,330,407	--	--
Consumer Staples	7,775,350	7,775,350	--	--
Energy	5,805,771	5,805,771	--	--
Financials	28,909,381	28,909,381	--	--
Health Care	29,631,058	26,913,544	2,717,514	--
Industrials	24,618,453	18,862,427	5,756,026	--
Information Technology	17,978,288	17,978,288	--	--
Materials	8,620,020	8,620,020	--	--
Real Estate	3,041,636	3,041,636	--	--
Utilities	7,851,276	7,851,276	--	--
Money Market Funds	709,429	709,429	--	--
Total Investments in Securities:	$164,363,426	$155,125,266	$9,238,160	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.3%
Switzerland	4.1%
France	2.0%
Canada	1.6%
Germany	1.6%
Korea (South)	1.4%
Netherlands	1.4%
Ireland	1.3%
Denmark	1.2%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $4,584) — See accompanying schedule: Unaffiliated issuers (cost $155,407,994)	$163,653,997
Fidelity Central Funds (cost $709,361)	709,429
Total Investment in Securities (cost $156,117,355)		$164,363,426
Foreign currency held at value (cost $86)		86
Receivable for fund shares sold		89,955
Dividends receivable		188,357
Distributions receivable from Fidelity Central Funds		1,067
Other receivables		14,891
Total assets		164,657,782
Liabilities
Payable for fund shares redeemed	$195,898
Accrued management fee	61,274
Other payables and accrued expenses	3,313
Collateral on securities loaned	4,800
Total liabilities		265,285
Net Assets		$164,392,497
Net Assets consist of:
Paid in capital		$164,979,936
Total accumulated earnings (loss)		(587,439)
Net Assets		$164,392,497
Net Asset Value, offering price and redemption price per share ($164,392,497 ÷ 16,199,040 shares)		$10.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$4,086,494
Special dividends		585,600
Income from Fidelity Central Funds (including $6,242 from security lending)		75,567
Total income		4,747,661
Expenses
Management fee	$790,570
Independent trustees' fees and expenses	1,148
Interest	699
Miscellaneous	5,818
Total expenses before reductions	798,235
Expense reductions	(28,713)
Total expenses after reductions		769,522
Net investment income (loss)		3,978,139
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,634,905)
Fidelity Central Funds	272
Foreign currency transactions	13
Total net realized gain (loss)		(8,634,620)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $6,165)	(2,853,810)
Fidelity Central Funds	68
Assets and liabilities in foreign currencies	3,696
Total change in net unrealized appreciation (depreciation)		(2,850,046)
Net gain (loss)		(11,484,666)
Net increase (decrease) in net assets resulting from operations		$(7,506,527)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,978,139	$4,849,577
Net realized gain (loss)	(8,634,620)	4,040,900
Change in net unrealized appreciation (depreciation)	(2,850,046)	(4,316,297)
Net increase (decrease) in net assets resulting from operations	(7,506,527)	4,574,180
Distributions to shareholders	(6,868,130)	(7,450,300)
Share transactions
Proceeds from sales of shares	62,134,131	36,653,686
Reinvestment of distributions	6,868,130	7,450,300
Cost of shares redeemed	(81,936,188)	(115,742,244)
Net increase (decrease) in net assets resulting from share transactions	(12,933,927)	(71,638,258)
Total increase (decrease) in net assets	(27,308,584)	(74,514,378)
Net Assets
Beginning of period	191,701,081	266,215,459
End of period	$164,392,497	$191,701,081
Other Information
Shares
Sold	6,095,665	3,496,072
Issued in reinvestment of distributions	624,873	716,537
Redeemed	(8,047,567)	(10,936,457)
Net increase (decrease)	(1,327,029)	(6,723,848)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Value Discovery K6 Fund

Years ended July 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.94	$10.98	$10.38	$10.00
Income from Investment Operations
Net investment income (loss)B	.23C	.22	.19	–D
Net realized and unrealized gain (loss)	(.62)	.09	.49	.38
Total from investment operations	(.39)	.31	.68	.38
Distributions from net investment income	(.23)	(.27)	(.08)	–
Distributions from net realized gain	(.17)	(.08)	–	–
Total distributions	(.40)	(.35)	(.08)	–
Net asset value, end of period	$10.15	$10.94	$10.98	$10.38
Total ReturnE,F	(3.80)%	2.98%	6.58%	3.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	.45%	.45%	.45%	.45%I
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%I
Expenses net of all reductions	.44%	.45%	.45%	.45%I
Net investment income (loss)	2.27%C	2.13%	1.81%	(.28)%I
Supplemental Data
Net assets, end of period (000 omitted)	$164,392	$191,701	$266,215	$297,069
Portfolio turnover rateJ	82%	45%	38%K	- %K,L

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.93%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Value Discovery K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), excise tax regulations and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,422,102
Gross unrealized depreciation	(16,875,760)
Net unrealized appreciation (depreciation)	$6,546,342
Tax Cost	$157,817,084

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$–
Undistributed ordinary income	$2,123,589
Net unrealized appreciation (depreciation) on securities and other investments	$6,548,733

The Fund intends to elect to defer to its next fiscal year $9,259,760 of capital losses recognized during the period November 1, 2019 to July 31, 2020.

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$4,466,081	$ 5,952,188
Long-term Capital Gains	2,402,049	1,498,112
Total	$6,868,130	$ 7,450,300

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery K6 Fund	140,416,764	148,853,725

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Value Discovery K6 Fund	$3,988

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Value Discovery K6 Fund	Borrower	$7,985,000	1.58%	$699

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,605.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Value Discovery K6 Fund	$438

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $595. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $28,531 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $182.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery K6 Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from May 25, 2017 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 25, 2017 (commencement of operations) to July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Value Discovery K6 Fund
Actual	.46%	$1,000.00	$931.20	$2.21
Hypothetical-C		$1,000.00	$1,022.58	$2.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $749,498, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 94% and 61% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 78% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Reve nue Code.

The fund designates 1% and 9% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	51,196,847,491.427	94.398
Withheld	3,038,239,286.369	5.602
TOTAL	54,235,086,777.797	100.000
Donald F. Donahue
Affirmative	51,237,854,534.400	94.474
Withheld	2,997,232,243.397	5.526
TOTAL	54,235,086,777.797	100.000
Bettina Doulton
Affirmative	51,360,110,652.541	94.699
Withheld	2,874,976,125.255	5.301
TOTAL	54,235,086,777.797	100.000
Vicki L. Fuller
Affirmative	51,563,431,518.122	95.074
Withheld	2,671,655,259.675	4.926
TOTAL	54,235,086,777.797	100.000
Patricia L. Kampling
Affirmative	51,164,274,033.278	94.338
Withheld	3,070,812,744.518	5.662
TOTAL	54,235,086,777.797	100.000
Alan J. Lacy
Affirmative	50,656,049,520.376	93.401
Withheld	3,579,037,257.420	6.599
TOTAL	54,235,086,777.797	100.000
Ned C. Lautenbach
Affirmative	50,648,184,728.350	93.386
Withheld	3,586,902,049.447	6.614
TOTAL	54,235,086,777.797	100.000
Robert A. Lawrence
Affirmative	50,828,079,099.188	93.718
Withheld	3,407,007,678.608	6.282
TOTAL	54,235,086,777.797	100.000
Joseph Mauriello
Affirmative	50,733,010,817.685	93.543
Withheld	3,502,075,960.112	6.457
TOTAL	54,235,086,777.797	100.000
Cornelia M. Small
Affirmative	50,936,822,997.692	93.919
Withheld	3,298,263,780.105	6.081
TOTAL	54,235,086,777.797	100.000
Garnett A. Smith
Affirmative	50,777,344,834.274	93.625
Withheld	3,457,741,943.523	6.375
TOTAL	54,235,086,777.797	100.000
David M. Thomas
Affirmative	50,835,673,463.433	93.732
Withheld	3,399,413,314.364	6.268
TOTAL	54,235,086,777.797	100.000
Susan Tomasky
Affirmative	51,193,289,850.509	94.391
Withheld	3,041,796,927.288	5.609
TOTAL	54,235,086,777.797	100.000
Michael E. Wiley
Affirmative	50,830,132,792.508	93.722
Withheld	3,404,953,985.289	6.278
TOTAL	54,235,086,777.797	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	109,359,879.773	85.543
Against	6,138,455.049	4.802
Abstain	12,343,609.014	9.655
Broker Non-Vote	0.000	0.00
TOTAL	127,841,943.835	100.000
Proposal 1 reflects trust wide proposal and voting results.

FVDK6-ANN-0920
1.9884003.103

Item 2.

Code of Ethics

As of the end of the period, July 31, 2020, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Flex Intrinsic Opportunities Fund, Fidelity Series Intrinsic Opportunities Fund, Fidelity Value Discovery Fund and Fidelity Value Discovery K6 Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Intrinsic Opportunities Fund	$53,900	$-	$9,600	$1,200
Fidelity Series Intrinsic Opportunities Fund	$53,900	$-	$9,900	$1,200
Fidelity Value Discovery Fund	$35,300	$-	$8,000	$800
Fidelity Value Discovery K6 Fund	$34,000	$-	$8,500	$800

July 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Intrinsic Opportunities Fund	$57,000	$100	$7,000	$1,700
Fidelity Series Intrinsic Opportunities Fund	$64,000	$100	$6,800	$1,700
Fidelity Value Discovery Fund	$52,000	$100	$5,500	$1,100
Fidelity Value Discovery K6 Fund	$54,000	$100	$5,700	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund and Fidelity Low-Priced Stock K6 Fund (the “Funds”):

Services Billed by PwC

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$96,600	$6,100	$15,400	$2,500
Fidelity Low-Priced Stock K6 Fund	$70,300	$5,200	$10,800	$2,100

July 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$128,000	$7,600	$40,700	$3,600
Fidelity Low-Priced Stock K6 Fund	$81,000	$5,100	$4,800	$2,400

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2020A	July 31, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$3,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2020A	July 31, 2019A
Audit-Related Fees	$9,030,200	$7,890,000
Tax Fees	$20,800	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2020A	July 31, 2019A
Deloitte Entities	$544,600	$730,000
PwC	$14,340,700	$12,435,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2020